                  CWABS ASSET-BACKED CERTIFICATES TRUST 2006-3
                                 Issuing Entity

                                FINAL TERM SHEET

                              [LOGO] COUNTRYWIDE(R)

                          $1,361,500,100 (APPROXIMATE)

                                   CWABS, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               Sponsor and Seller

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 Master Servicer

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS)
WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU
INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT
THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                 FREE WRITING PROSPECTUS DATED FEBRUARY 23, 2006

              CWABS, INC. ASSET-BACKED CERTIFICATES, SERIES 2006-3

             DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING MARCH 27, 2006

                                 _______________

The following classes of certificates are being offered pursuant to this free writing prospectus:

--------------------------------------------------------------------------------
               ORIGINAL
              CERTIFICATE
               PRINCIPAL          PRICE TO        UNDERWRITING       PROCEEDS TO
CLASS         BALANCE(1)           PUBLIC           DISCOUNT        DEPOSITOR(2)
--------------------------------------------------------------------------------
1-A          $ 508,785,000       100.00000%         0.10417%          99.89583%
--------------------------------------------------------------------------------
2-A-1        $ 254,254,000       100.00000%         0.05208%          99.94792%
--------------------------------------------------------------------------------
2-A-2        $ 208,354,000       100.00000%         0.10417%          99.89583%
--------------------------------------------------------------------------------
2-A-3        $  66,782,000       100.00000%         0.15625%          99.84375%
--------------------------------------------------------------------------------
3-A-1        $  64,603,000       100.00000%         0.10417%          99.89583%
--------------------------------------------------------------------------------
3-A-2        $   6,722,000       100.00000%         0.41667%          99.58333%
--------------------------------------------------------------------------------
M-1          $  51,100,000       100.00000%         0.46833%          99.53167%
--------------------------------------------------------------------------------
M-2          $  46,900,000       100.00000%         0.52000%          99.48000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               ORIGINAL
              CERTIFICATE
               PRINCIPAL          PRICE TO        UNDERWRITING       PROCEEDS TO
CLASS         BALANCE(1)           PUBLIC           DISCOUNT        DEPOSITOR(2)
--------------------------------------------------------------------------------
M-3          $  28,000,000       100.00000%         0.69167%          99.30833%
--------------------------------------------------------------------------------
M-4          $  24,500,000       100.00000%         1.04167%          98.95833%
--------------------------------------------------------------------------------
M-5          $  25,200,000       100.00000%         1.20000%          98.80000%
--------------------------------------------------------------------------------
M-6          $  22,400,000       100.00000%         1.25000%          98.75000%
--------------------------------------------------------------------------------
M-7          $  21,700,000       100.00000%         1.33333%          98.66667%
--------------------------------------------------------------------------------
M-8          $  18,200,000       100.00000%         1.58333%          98.41667%
--------------------------------------------------------------------------------
B            $  14,000,000       100.00000%         1.66667%          98.33333%
--------------------------------------------------------------------------------
A-R              $     100           (3)               (3)                (3)
--------------------------------------------------------------------------------
_______________
(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 10%.

(2)   Before deducting expenses payable by the Depositor estimated to be approximately $875,000 in the aggregate.

(3)   The Class A-R Certificates will not be purchased by the underwriters and are being transferred to Countrywide Home Loans, Inc. as partial consideration for the sale of the mortgage loans.

ISSUING ENTITY

CWABS Asset-Backed Certificates Trust 2006-3, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWABS, Inc., a Delaware corporation and a limited purpose finance subsidiary of
Countrywide Financial Corporation, a Delaware corporation.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. Other sellers may include one or more special purpose entities established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York, a New York banking corporation.

CO-TRUSTEE

The Bank of New York Trust Company, N.A.

THE NIM INSURER

After the closing date, a separate trust or trusts (or other form of entity) may be established to issue net interest margin securities secured by all or a portion of the Class P and Class C Certificates. Those net interest margin securities may have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers issuing these financial guaranty insurance policies are referred to in this free writing prospectus as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus apply only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor, the trustee and the co-trustee, under which the issuing entity will be formed.

CUT-OFF DATE

Initial Mortgage Loans:

For any initial mortgage loan, the later of February 1, 2006 and the origination date of that mortgage loan (referred to as the initial cut-off date).

Subsequent Mortgage Loans:

For any subsequent mortgage loan, the later of the first day of the month of the related subsequent transfer date and the origination date of that subsequent mortgage loan (referred to as the subsequent cut-off date).

CLOSING DATE

On or about February 27, 2006.

PRE-FUNDING

On the closing date, the depositor may elect to deposit an amount of up to 25%
of the initial aggregate certificate principal balance of the certificates issued by the issuing entity in a pre-funding account (referred to as the pre-funded amount).

Pre-Funded Amount:

Any pre-funded amount will not exceed 25% of the initial aggregate certificate principal balance of the certificates issued by the issuing entity, which will be allocated among the loan groups so that the amount allocated to any loan group will not exceed 25% of the aggregate certificate principal balance of the classes of certificates related to that loan group.

Funding Period:

Any funding period will begin on the closing date and end on the earlier of (x)
the date the amount in the pre-funding account is less than $175,000 and (y)
April 14, 2006.

Use of Pre-Funded Amount:

Any pre-funded amount is expected to be used to purchase subsequent mortgage loans. Any pre-funded amount not used during the funding period to purchase subsequent mortgage loans will be

                                        1

distributed to holders of the related senior certificates as a prepayment of principal on the distribution date immediately following the end of the funding period.

Restrictions on Subsequent Mortgage Loan Purchases:

Purchases of subsequent mortgage loans are subject to the same criteria as the initial mortgage loans and additional restrictions related to the composition of the related loan group following the acquisition of the subsequent mortgage loans.

Interest Shortfall Payments:

To the extent needed to make required interest payments on the interest-bearing certificates on or prior to the May 2006 distribution date, Countrywide Home
Loans, Inc. will make interest shortfall payments to the issuing entity to offset shortfalls in interest collections attributable to the pre-funding mechanism or because newly originated loans do not have a payment due date in the due period related to the subject distribution date.

THE MORTGAGE LOANS

The mortgage pool will consist of fixed and adjustable rate, credit-blemished mortgage loans that are secured by first liens on one- to four-family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." Loan group 1 will consist of first lien conforming balance fixed and adjustable rate mortgage loans. Loan group 2 will consist of first lien fixed and adjustable rate mortgage loans. Loan group 3 will consist of first lien fixed and adjustable rate mortgage loans.

STATISTICAL CALCULATION INFORMATION

The statistical information presented in this free writing prospectus relates to a statistical calculation pool that does not reflect all of the mortgage loans that will be included in the issuing entity. Additional mortgage loans will be included in the mortgage pool on the closing date, and subsequent mortgage loans may be included during the funding period. In addition, certain mortgage loans in the statistical calculation pool may not be included in the mortgage pool on the closing date because they have prepaid in full or were determined not to meet the eligibility requirements for the mortgage pool.

The information with respect to the statistical calculation pool is, unless otherwise specified, based on the scheduled principal balances as of February 1,
2006, which is the statistical calculation date. The aggregate stated principal balance of the statistical calculation pool as of the statistical calculation date is referred to as the statistical calculation date pool principal balance.
As of the statistical calculation date, the statistical calculation date pool principal balance was approximately $922,332,393.

Statistical calculation information for the mortgage loans in loan group 1, loan group 2 and loan group 3 is set forth in tabular format in Annex A attached to this free writing prospectus.

Unless otherwise noted, all statistical percentages are measured by the statistical calculation date pool principal balance.

As of the statistical calculation date, the group 1 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance                                $424,947,806

Weighted Average Mortgage Rate                                           7.912%

Range of Mortgage Rates                                       4.375% to 12.500%

Average Current Principal Balance                                      $167,039

Range of Outstanding Principal Balances                     $19,003 to $579,611

Weighted Average Original Loan-to-Value Ratio                            77.74%

Weighted Average Original Term to Maturity                           358 months

Weighted Average Credit Bureau Risk Score                                   608

Weighted Average Remaining Term to Stated Maturity                   356 months

Weighted Average Gross Margin*                                           6.723%

Weighted Average Maximum Mortgage Rate*                                 14.687%

Weighted Average Minimum Mortgage Rate*                                  7.825%

Geographic Concentrations in excess of 10%:

   California                                                            13.07%

_______________
* Percentage presented only reflects those group 1 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

                                        2

As of the statistical calculation date, the group 2 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance                                $435,960,292

Weighted Average Mortgage Rate                                           7.992%

Range of Mortgage Rates                                       4.375% to 13.625%

Average Current Principal Balance                                      $173,689

Range of Outstanding Principal Balances                   $12,153 to $1,056,000

Weighted Average Original Loan-to-Value Ratio                            80.98%

Weighted Average Original Term to Maturity                           359 months

Weighted Average Credit Bureau Risk Score                                   618

Weighted Average Remaining Term to Stated Maturity                   357 months

Weighted Average Gross Margin*                                           6.838%

Weighted Average Maximum Mortgage Rate*                                 14.970%

Weighted Average Minimum Mortgage Rate*                                  8.053%

Geographic Concentrations in excess of 10%:

   California                                                            24.93%

   Florida                                                               10.04%

_______________
* Percentage presented only reflects those group 2 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

As of the statistical calculation date, the group 3 mortgage loans in the statistical calculation pool had the following characteristics:

Aggregate Current Principal Balance                                 $61,424,295

Weighted Average Mortgage Rate                                           7.439%

Range of Mortgage Rates                                       5.250% to 10.250%

Average Current Principal Balance                                      $232,668

Range of Outstanding Principal Balances                     $40,983 to $629,628

Weighted Average Original Loan-to-Value Ratio                            73.34%

Weighted Average Original Term to Maturity                           359 months

Weighted Average Credit Bureau Risk Score                                   610

Weighted Average Remaining Term to Stated Maturity                   357 months

Weighted Average Gross Margin*                                           6.496%

Weighted Average Maximum Mortgage Rate*                                 14.344%

Weighted Average Minimum Mortgage Rate*                                  7.434%

Geographic Concentrations in excess of 10%:

   California                                                           100.00%

_______________
* Percentage presented only reflects those group 3 mortgage loans in the statistical calculation pool that are adjustable rate mortgage loans.

                                        3

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue eighteen classes of certificates, sixteen of which are offered by this free writing prospectus:

                                    INITIAL
                                  CERTIFICATE                                                           INITIAL       INITIAL
                                   PRINCIPAL                                       LAST SCHEDULED       RATING      RATING (S&P)
            CLASS                 BALANCE (1)                  TYPE               DISTRIBUTION DATE  (MOODY'S) (2)      (3)
-----------------------------    --------------     ---------------------------   -----------------  -------------  ------------

OFFERED
CERTIFICATES
1-A .........................    $  508,785,000        Senior/Adjustable Rate         June 2036           Aaa           AAA
2-A-1 .......................    $  254,254,000        Senior/Adjustable Rate       October 2027          Aaa           AAA
2-A-2 .......................    $  208,354,000        Senior/Adjustable Rate       October 2034          Aaa           AAA
2-A-3 .......................    $   66,782,000        Senior/Adjustable Rate         June 2036           Aaa           AAA
3-A-1 .......................    $   64,603,000        Senior/Adjustable Rate        March 2035           Aaa           AAA
3-A-2 .......................    $    6,722,000        Senior/Adjustable Rate         June 2036           Aaa           AAA
M-1 .........................    $   51,100,000     Subordinate/Adjustable Rate       May 2036            Aa1           AA+
M-2 .........................    $   46,900,000     Subordinate/Adjustable Rate       May 2036            Aa2            AA
M-3 .........................    $   28,000,000     Subordinate/Adjustable Rate      April 2036           Aa3           AA-
M-4 .........................    $   24,500,000     Subordinate/Adjustable Rate      April 2036           A1             A+
M-5 .........................    $   25,200,000     Subordinate/Adjustable Rate      April 2036           A2             A
M-6 .........................    $   22,400,000     Subordinate/Adjustable Rate      March 2036           A3             A-
M-7 .........................    $   21,700,000     Subordinate/Adjustable Rate     February 2036        Baa1           BBB+
M-8 .........................    $   18,200,000     Subordinate/Adjustable Rate     January 2036         Baa2           BBB
B ...........................    $   14,000,000     Subordinate/Adjustable Rate     November 2035        Baa3           BBB-
A-R .........................    $          100        Senior/REMIC Residual         March 2006           Aaa           AAA
NON-OFFERED
CERTIFICATES (3)
P ...........................    $          100          Prepayment Charges              N/A              N/R           N/R
C ...........................               N/A               Residual                   N/A              N/R           N/R

______________

(1)   This amount is subject to a permitted variance in the aggregate of plus or minus 10% depending on the amount of mortgage loans actually delivered on the closing date.

(2)   The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and
      Standard & Poor's Ratings Services, a division of The McGraw-Hill
      Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3)   The Class P and Class C Certificates are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class P and Class C Certificates is provided only to permit a better understanding of the offered certificates.

                                        4

The certificates will also have the following characteristics:

                                PASS-THROUGH RATE      PASS-THROUGH RATE
                                     BEFORE                  AFTER
                   RELATED          OPTIONAL                OPTIONAL                                 INTEREST ACCRUAL
     CLASS        LOAN GROUP  TERMINATION DATE (1)    TERMINATION DATE (1)    DELAY/ACCRUAL PERIOD      CONVENTION
----------------  ----------  ---------------------  ----------------------   --------------------   ----------------

OFFERED
CERTIFICATES
1-A ............      1        LIBOR + 0.200% (2)      LIBOR + 0.400% (2)             (3)             Actual/360 (4)
2-A-1 ..........      2        LIBOR + 0.070% (2)      LIBOR + 0.140% (2)             (3)             Actual/360 (4)
2-A-2 ..........      2        LIBOR + 0.180% (2)      LIBOR + 0.360% (2)             (3)             Actual/360 (4)
2-A-3 ..........      2        LIBOR + 0.290% (2)      LIBOR + 0.580% (2)             (3)             Actual/360 (4)
3-A-1 ..........      3        LIBOR + 0.120% (2)      LIBOR + 0.240% (2)             (3)             Actual/360 (4)
3-A-2 ..........      3        LIBOR + 0.390% (2)      LIBOR + 0.780% (2)             (3)             Actual/360 (4)
M-1 ............   1, 2 & 3    LIBOR + 0.370% (2)      LIBOR + 0.555% (2)             (3)             Actual/360 (4)
M-2 ............   1, 2 & 3    LIBOR + 0.390% (2)      LIBOR + 0.585% (2)             (3)             Actual/360 (4)
M-3 ............   1, 2 & 3    LIBOR + 0.420% (2)      LIBOR + 0.630% (2)             (3)             Actual/360 (4)
M-4 ............   1, 2 & 3    LIBOR + 0.540% (2)      LIBOR + 0.810% (2)             (3)             Actual/360 (4)
M-5 ............   1, 2 & 3    LIBOR + 0.580% (2)      LIBOR + 0.870% (2)             (3)             Actual/360 (4)
M-6 ............   1, 2 & 3    LIBOR + 0.670% (2)      LIBOR + 1.005% (2)             (3)             Actual/360 (4)
M-7 ............   1, 2 & 3    LIBOR + 1.250% (2)      LIBOR + 1.875% (2)             (3)             Actual/360 (4)
M-8 ............   1, 2 & 3    LIBOR + 1.550% (2)      LIBOR + 2.325% (2)             (3)             Actual/360 (4)
B ..............   1, 2 & 3    LIBOR + 2.500% (2)      LIBOR + 3.750% (2)             (3)             Actual/360 (4)
A-R                1, 2 & 3            (5)                    (5)                     N/A                  N/A
NON-OFFERED
CERTIFICATES
P ..............   1, 2 & 3            N/A                    N/A                     N/A                  N/A
C ..............   1, 2 & 3            N/A                    N/A                     N/A                  N/A

______________
(1)   If on any distribution date, the pass-through rate for a class of interest-bearing certificates is based on the applicable interest rate cap, each holder of the applicable certificates will be entitled to receive the resulting shortfall from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "Description of the Certificates -- Overcollateralization Provisions" and from payments allocated to the issuing entity (if any) in respect of the interest rate swap contract to the extent available for that purpose as described in this free writing prospectus under "Description of the Certificates -- The
      Swap Contract."

(2)   The pass-through rate for this class of offered certificates may adjust monthly, will be subject to increase after the optional termination date as shown in this table and will be subject to an interest rate cap, in each case as described in this free writing prospectus under "Description of the Certificates -- Distributions -- Distributions of Interest." LIBOR
      refers to One-Month LIBOR for the related accrual period calculated as described in this free writing prospectus under "Description of the
      Certificates -- Calculation of One-Month LIBOR."

(3)   The accrual period for any distribution date will be the period from and including the preceding distribution date (or from and including the closing date, in the case of the first distribution date) to and including the day prior to the current distribution date. These certificates will settle without accrued interest.

(4)   Interest accrues at the rate specified in this table based on a 360-day year and the actual number of days elapsed during the related accrual period.

(5)   The Class A-R Certificates will not accrue any interest.

                                        5

DESIGNATIONS

   DESIGNATION                     CLASS OF CERTIFICATES
--------------------      ----------------------------------------
Class A                   Class 1-A Certificates, Class 2-A
  Certificates:           Certificates and Class 3-A Certificates.

Class 2-A                 Class 2-A-1, Class 2-A-2 and Class
  Certificates:            2-A-3 Certificates.

Class 3-A                 Class 3-A-1 and Class 3-A-2
  Certificates:           Certificates.

Senior                    Class A and Class A-R Certificates.
  Certificates:

Class M                   Class M-1, Class M-2, Class M-3,
  Certificates:           Class M-4, Class M-5, Class M-6,
                          Class M-7 and Class M-8 Certificates.

Subordinate               Class M and Class B Certificates.
  Certificates:

Adjustable Rate           Class A Certificates and Subordinate
  Certificates or         Certificates.
  Swap
  Certificates:

Offered                   Senior Certificates and Subordinate
  Certificates:           Certificates

RECORD DATE

Adjustable Rate Certificates:

The business day immediately preceding a distribution date, or if the adjustable rate certificates are no longer book-entry certificates, the last business day of the month preceding the month of a distribution date.

Class A-R Certificates:

The last business day of the month preceding the month of a distribution date.

DENOMINATIONS

$20,000 and multiples of $1,000 in excess thereof, except that the Class A-R
Certificates will be issued as two certificates in the denominations specified in the pooling and servicing agreement.

REGISTRATION OF CERTIFICATES

Adjustable Rate Certificates

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or
Clearstream, Luxembourg or the Euroclear System, in Europe.

Class A-R Certificates

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement..

DISTRIBUTION DATES

Beginning on March 27, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

INTEREST PAYMENTS

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

o     the interest that has accrued during the related accrual period at the related pass-through rate on the certificate principal balance immediately prior to the applicable distribution date, and

o     any interest due on a prior distribution date that was not paid.

The accrual period, interest calculation convention and pass-through rate for each class of interest-bearing certificates is shown in the table on page S-6.

For each class of subordinate certificates, any interest carry forward amount
(which is interest due on a prior distribution date that was not paid on a prior distribution date) will be payable from excess cashflow as and to the extent described in this free writing prospectus and from amounts in the swap trust.

There are certain circumstances that could reduce the amount of interest paid to you.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will receive a distribution of principal on their certificates only if there is cash available on that date for the payment of principal. The priority of payments will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

                                        6

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

Amounts Available with respect to Interest Distributions

The amount available for interest distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses as described below are subtracted) with respect to the mortgage loans in a loan group:

o     scheduled payments of interest on the mortgage loans collected during the applicable period (other than any credit comeback excess amounts) less the related master servicing fees;

o     interest on prepayments to the extent not allocable to the master servicer as additional servicing compensation;

o     interest amounts advanced by the master servicer and any required compensating interest paid by the master servicer related to certain prepayments on certain mortgage loans;

o     liquidation proceeds on the mortgage loans during the applicable period
      (to the extent allocable to interest); and

o     the amount (if any) of the seller interest shortfall payment paid by
      Countrywide Home Loans, Inc. on any distribution date on or prior to the
      May 2006 distribution date.

Amounts Available with respect to Principal Distributions

The amount available for principal distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after fees and expenses as described below are subtracted) with respect to the mortgage loans in a loan group:

o     scheduled payments of principal of the mortgage loans collected during the applicable period or advanced by the master servicer;

o     prepayments collected in the applicable period;

o     the stated principal balance of any mortgage loans repurchased by a seller or purchased by the master servicer;

o     the difference, if any, between the stated principal balance of a substitute mortgage loan and the related deleted mortgage loan;

o     liquidation proceeds on the mortgage loans during the applicable period
      (to the extent allocable to principal);

o     excess interest (to the extent available) to maintain the targeted overcollateralization level; and

o     the amount (if any) allocated to that loan group and remaining on deposit in the pre-funding account on the distribution date following the end of the funding period.

Fees and Expenses

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts calculated on a loan group by loan group basis:

o     the master servicing fee and additional servicing compensation due to the master servicer;

o     the portion of the trustee fee due to the trustee;

o     amounts reimbursed to the master servicer and the trustee in respect of advances previously made by them and other amounts for which the master servicer and servicer are entitled to be reimbursed;

o     all prepayment charges (which are distributable only to the Class P
      Certificates);

o     all other amounts for which the depositor, a seller, the master servicer or any NIM Insurer is entitled to be reimbursed;

o     the premium for the mortgage insurance on the related covered mortgage loans; and

o     any net swap payments or any termination payment payable to the swap counterparty (other than a swap termination payment resulting from a swap counterparty trigger event).

Any amounts netted from the amount available for distribution to the certificateholders will reduce the amount distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan

                                        7

multiplied by 0.50% per annum (referred to as the servicing fee rate).

Additional Servicing Compensation:

The master servicer is also entitled to receive additional servicing compensation from amounts in respect of interest paid on certain principal prepayments, late payment fees, assumption fees and other similar charges
(excluding prepayment charges) and investment income earned on amounts on deposit in certain of the issuing entity's accounts.

Source and Priority of Payments:

These amounts will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF INTEREST

In general, on any distribution date, the loan group 1, loan group 2 and loan group 3 interest funds will be distributed in the following order:

o     from the interest funds from loan group 1, loan group 2 and loan group 3, pro rata based on the interest funds for each loan group, to the swap account, the amount of any net swap payment and any swap termination payment (other than a swap termination payment due to a swap counterparty trigger event) payable to the swap counterparty;

o     from loan group 1 interest funds, to the Class 1-A Certificates, current interest and interest carry forward amount;

o     from loan group 2 interest funds, concurrently, to each class of Class 2-A
      Certificates, current interest and interest carry forward amount, pro rata based on their respective entitlements;

o     from loan group 3 interest funds, concurrently, to each class of Class 3-A
      Certificates, current interest and interest carry forward amount, pro rata based on their respective entitlements;

o     from remaining loan group 1, loan group 2 and loan group 3 interest funds, to each class of Class A Certificates, any remaining unpaid current interest and any interest carry forward amount, allocated pro rata based on the certificate principal balance of each class of Class A
      Certificates, with any remaining amounts allocated based on any remaining unpaid current interest and interest carry forward amount for each class of Class A Certificates;

o     from any remaining loan group 1, loan group 2 and loan group 3 interest funds, sequentially, in order of their distribution priorities, to each class of subordinate certificates, current interest for each class; and

o     from any remaining loan group 1, loan group 2 and loan group 3 interest funds, as part of the excess cashflow.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL

General

The manner of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and depending on whether a trigger event is in effect.

Effect of the Stepdown Date if a Trigger Event is not in Effect

On any distribution date on or after the stepdown date (and so long as no trigger event is in effect), instead of allocating all amounts distributable as principal on the certificates to the senior classes of certificates until those senior classes are paid in full, a portion of those amounts distributable as principal will be allocated to the subordinate certificates.

The amount allocated to each class of certificates on or after the stepdown date and so long as no trigger event is in effect will be based on the targeted level of overcollateralization and subordination for each class of certificates.

Trigger Events:

A "trigger event" refers to certain specified levels of losses and/or delinquencies on the mortgage loans. Prior to the stepdown date or if a trigger event is in effect on or after the stepdown date, all amounts distributable as principal on a distribution date will be allocated first to the senior certificates, until the senior certificate are paid in full, before any distributions of principal are made on the subordinate certificates.

The Stepdown Date:

The stepdown date will be the earlier of:

o     the date on which the aggregate certificate principal balance of the Class
      A Certificates is reduced to zero; and

                                        8

o     the later of:

      o     the March 2009 distribution date; and

      o     the date on which the level of subordination for the Class A
            Certificates is 41.50% of the aggregate stated principal balance of the mortgage loans.

On any distribution date prior to the stepdown date or on which a trigger event is in effect, the principal distribution amount will be distributed in the following order:

o     concurrently,

      (1)   from the loan group 1 principal distribution amount, in the following order of priority:

            (i)   to the Class 1-A Certificates, until the certificate principal balance thereof is reduced to zero;

            (ii)  to the classes of Class 2-A Certificates (after the
                  distribution of the principal distribution amount from loan group 2 as described below) and the classes of Class 3-A
                  Certificates (after the distribution of the principal
                  distribution amount from loan group 3 as described below), to be allocated between the Class 2-A Certificates and the Class
                  3-A Certificates, pro rata, based on the respective aggregate certificate principal balances thereof, and to be allocated among the Class 2-A Certificates in the amounts and order of priority described below, and to be allocated among the Class
                  3-A Certificates in the amounts and order of priority
                  described below, in each case until the certificate principal balances thereof are reduced to zero; and

      (2)   from the loan group 2 principal distribution amount, in the following order of priority:

            (i)   to the classes of Class 2-A Certificates in the amounts and order of priority described below, until the certificate
                  principal balances thereof are reduced to zero; and

            (ii)  to the Class 1-A Certificates (after the distribution of the principal distribution amount from loan group 1 as described above) and the classes of Class 3-A Certificates (after the distribution of the principal distribution amount from loan group 3 as described below), to be allocated among such
                  classes, pro rata, based on the respective aggregate
                  certificate principal balances thereof, and to be allocated among the Class 3-A Certificates in the amounts and order of priority described below, in each case until the certificate principal balances thereof are reduced to zero; and

      (3)   from the loan group 3 principal distribution amount, in the following order of priority:

            (i)   to the classes of Class 3-A Certificates in the amounts and order of priority described below, until the certificate
                  principal balances thereof are reduced to zero; and

            (ii)  to the Class 1-A Certificates (after the distribution of the principal distribution amount from loan group 1 as described above) and the classes of Class 2-A Certificates (after the distribution of the principal distribution amount from loan group 2 as described above), to be allocated among such
                  classes, pro rata, based on the respective aggregate
                  certificate principal balances thereof, and to be allocated among the Class 2-A Certificates in the amounts and order of priority described below, in each case until the certificate principal balances thereof are reduced to zero;

from the remaining principal distribution amount from all loan groups, sequentially,

      (1)   sequentially, in the order of their distribution priorities, to each class of subordinate certificates, until the certificate principal balances thereof are reduced to zero; and

      (2)   as part of the excess cashflow.

On any distribution date on or after the stepdown date and so long as no trigger event is in effect, the principal distribution amount for all loan groups will be distributed in the following order:

o     in an amount up to the Class A principal distribution target amount, pro rata based on the related Class A principal distribution allocation

                                        9

      amount for the Class 1-A, Class 2-A and Class 3-A Certificates,
      concurrently:

      (1)   to the Class 1-A Certificates, up to the Class 1-A principal distribution amount, until the certificate principal balance thereof is reduced to zero; and

      (2)   to the classes of Class 2-A Certificates, up to the Class 2-A principal distribution amount, to be allocated among the classes of certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero;

      (3)   to the classes of Class 3-A Certificates, up to the Class 3-A principal distribution amount, to be allocated among the classes of certificates in the amounts and order of priority described below, until the certificate principal balances thereof are reduced to zero;

      provided, however, that if (a) the certificate principal balance of the
      Class 1-A Certificates, (b) the aggregate certificate principal balance of the Class 2-A Certificates is reduced to zero and/or (c) the aggregate certificate principal balance of the Class 3-A Certificates is reduced to zero, then any remaining unpaid Class A principal distribution target amount will be distributed pro rata (based on the certificate principal balance of the Class 1-A Certificates, the aggregate certificate principal balance of the Class 2-A Certificates and/or the aggregate certificate principal balance of the Class 3-A Certificates) to the remaining classes of senior certificates after distributions from clauses (1), (2) and (3)
      above (and, in the case of the Class 2-A and Class 3-A Certificates, in the amounts and order of priority described below), until the certificate principal balance(s) thereof is/are reduced to zero;

o     sequentially, in the order of their distribution priorities, to each class of subordinate certificates, the subordinate class principal distribution amount for that class, until the certificate principal balance thereof is reduced to zero; and

o     any remainder as part of the excess cashflow.

Class 2-A Certificates:

For each distribution date, amounts to be distributed to the Class 2-A
Certificates in respect of principal will be distributed sequentially, to the
Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.

Class 3-A Certificates:

For each distribution date, amounts to be distributed to the Class 3-A
Certificates in respect of principal will be distributed sequentially, to the
Class 3-A-1 and Class 3-A-2 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.

EXCESS CASHFLOW

Excess cashflow generally refers to the remaining amounts (if any) available for distribution to the certificates after interest and principal distributions have been made.

On any distribution date, the excess cashflow (if any) and, in the case of the first two bullet points below and in the case of the payment of unpaid realized loss amounts pursuant to the third bullet point below, credit comeback excess cashflow (if any), will be distributed in the following order, in each case, first to the extent of the remaining credit comeback excess cashflow and, second to the extent of the remaining excess cashflow:

o     to each class of Class A and subordinate certificates, in the same priority as described above with respect to payments of principal, the amounts necessary to maintain or restore overcollateralization to the target overcollateralization level;

o     concurrently, to each class of Class A Certificates, any unpaid realized loss amount for each such class, pro rata, based on their respective entitlements;

o     sequentially, to the classes of subordinate certificates, in order of their distribution priorities, in each case, first, any interest carry forward amount and second, any unpaid realized loss amount for each such class, in that order;

o     to each class of Class A and subordinate certificates, pro rata, to the extent needed to pay any unpaid net rate carryover for the Class A
      Certificates and subordinate certificates;

o     to the carryover reserve fund, the required carryover reserve fund deposit;

                                       10

o     to the swap account, the amount of any swap termination payment payable to the swap counterparty as a result of a swap counterparty trigger event;
      and

o     to the Class C and Class A-R Certificates, as specified in the pooling and servicing agreement.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

Overcollateralization

"Overcollateralization" refers to the amount by which the aggregate stated
principal balance of the mortgage loans and any remaining related pre-funded amount, exceeds the aggregate certificate principal balance of the certificates.

On the closing date, it is expected that the sum of the aggregate stated
principal balance of the mortgage loans and any amounts on deposit in the pre-funding account will exceed the initial aggregate certificate principal balance of the interest-bearing certificates by approximately $38,500,000.

The amount of overcollateralization is equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates, plus the weighted average expense fee rate and the effective rate at which any net swap payments may be payable to the swap counterparty. The "expense fee rate" is the sum of the servicing fee rate, the trustee fee rate and, with respect to any mortgage loan covered by a lender paid mortgage insurance policy or the mortgage insurance policy, the related mortgage insurance premium rate. Any interest payments received in respect of the mortgage loans in excess of the amount that is needed to pay interest on the certificates and the issuing entity's expenses will be used to reduce the total certificate principal balance of the certificates, until the required level of overcollateralization has been maintained or restored.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans that would otherwise be allocated to the certificates, if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required levels of overcollateralization may change over time.

Subordination

The issuance of senior certificates and subordinate certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal.

The senior certificates will have a distribution priority over the subordinate certificates. With respect to the subordinate certificates, the Class M
Certificates with a lower numerical designation will have a distribution priority over the Class M Certificates with a higher numerical designation, and all the Class M Certificates will have a distribution priority over the Class B
Certificates.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest distribution priority, before realized losses on the mortgage loans in a loan group are allocated to the classes of certificates related to that loan group with higher priorities of distribution.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) have been exhausted, collections otherwise payable to the subordinate classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses are allocated to the subordinate certificates, beginning with the class of subordinate certificates with the lowest distribution priority, until the certificate principal balance of that subordinate class has been reduced to zero. If the aggregate certificate principal balance of the subordinate certificates were to be reduced to zero, additional realized losses of a particular loan group will be allocated to the related senior certificates as described in this free writing prospectus under "Description of the
Certificates--Applied Realized Loss Amounts."

                                       11

MORTGAGE INSURANCE

Approximately 3.79% of the statistical calculation mortgage loans (in each case with loan-to-value ratios at origination greater than 95%) are covered by the mortgage insurance policy as described in this free writing prospectus. The mortgage insurance policy insures a portion of the loss on the mortgage loans covered by the policy, subject to the terms and conditions set forth in the mortgage insurance policy.

THE SWAP CONTRACT

Countrywide Home Loans, Inc. has entered into an interest rate swap contract, which will be assigned to The Bank of New York, in its capacity as swap contract administrator, on the closing date. On each distribution date prior to the swap contract termination date, the swap contract administrator will be obligated to pay to the swap counterparty an amount equal to the product of (i) 5.020% per annum, (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the number of days in the related calculation period (calculated on the basis of a
360-day year of twelve 30-day months), divided by 360. In addition, on the business day preceding each distribution date prior to the swap contract termination date, the swap counterparty will be obligated to pay to the swap contract administrator an amount equal to the product of (i) one-month LIBOR (as determined by the swap counterparty), (ii) the lesser of (a) the swap contract notional balance for that distribution date and (b) the aggregate certificate principal balance of the swap certificates immediately prior to that distribution date, and (iii) the actual number of days in the related calculation period, divided by 360.

To the extent that the payment payable by the swap contract administrator exceeds the payment payable by the swap counterparty, the trustee will be required to deduct from the available funds for loan group 1, loan group 2 and loan group 3 the amount of that excess and, in its capacity as trustee of the swap trust, to remit the amount of that excess to the swap contract administrator for payment to the swap counterparty. To the extent that the payment payable by the swap counterparty exceeds the payment payable by the swap contract administrator, the swap counterparty will be required to pay to the swap contract administrator the amount of that excess. Any net payment received by the swap contract administrator from the swap counterparty will be remitted to the swap trust only to the extent necessary to cover unpaid current interest, net rate carryover and unpaid realized loss amounts on the swap certificates and to maintain or restore overcollateralization for those certificates. The remaining portion of any net payment received by the swap contract administrator from the swap counterparty will be paid to Countrywide Home Loans, Inc. and will not be available to cover any amounts on any class of certificates.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the master servicer reasonably believes that the cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute a replacement mortgage loan for, any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 150 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased or purchased by a seller or the master servicer will be generally equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity on any distribution date on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to or below 10% of the

                                       12

sum of the aggregate stated principal balance of the initial mortgage loans as of the initial cut-off date and the amount, if any, deposited into the pre-funding account on the closing date. If the master servicer exercises the optional termination right it will result in the early retirement of the certificates. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES

For federal income tax purposes, the issuing entity (exclusive of the credit comeback excess account, the assets held in the carryover reserve fund and the pre-funding account) will consist of two or more REMICs: one or more underlying
REMICs and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The offered certificates
(other than the Class A-R Certificates) will represent beneficial ownership of
"regular interests" in the master REMIC identified in the pooling and servicing agreement and a beneficial interest in the right to receive payments of net rate carryover pursuant to the pooling and servicing agreement.

The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying
REMICs.

The swap trust, the swap contract and the swap account will not constitute any part of any REMIC created under the pooling and servicing agreement.

LEGAL INVESTMENT CONSIDERATIONS

The Class A Certificates and the Class M-1, Class M-2 and Class M-3 Certificates
will be "mortgage related securities" for purposes of the Secondary Mortgage
Market Enhancement Act of 1984. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary
Mortgage Market Enhancement Act of 1984.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement
Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue
Code of 1986, as amended, or by an entity investing the assets of a benefit plan, so long as certain conditions are met. Investors acquiring swap certificates with assets of such a plan will be required to make certain representations.

                                       13

                         SERVICING OF THE MORTGAGE LOANS

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

      The Master Servicer will be paid a monthly fee (the "MASTER SERVICING
FEE") from collections with respect to each Mortgage Loan (as well as from any liquidation proceeds or Subsequent Recoveries) equal to one-twelfth of the
Stated Principal Balance thereof multiplied by the Servicing Fee Rate. The
"SERVICING FEE RATE" for each Mortgage Loan will equal 0.50% per annum. The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "-- Adjustment to Master Servicing Fee in Connection With
Certain Prepaid Mortgage Loans."

      The Master Servicer is also entitled to receive, as additional servicing compensation, amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period ("PREPAYMENT INTEREST EXCESS"), all late payment fees, assumption fees and other similar charges (excluding prepayment charges), with respect to the Mortgage Loans, and all investment income earned on amounts on deposit in the Certificate Account and Distribution Account. The
Master Servicer is obligated to pay certain ongoing expenses associated with the
Mortgage Loans and incurred by the Trustee and the Co-Trustee in connection with its responsibilities under the Pooling and Servicing Agreement.

ADJUSTMENT TO MASTER SERVICING FEE IN CONNECTION WITH CERTAIN PREPAID MORTGAGE
LOANS

      When a borrower prepays all or a portion of a Mortgage Loan between scheduled monthly payment dates ("DUE DATES"), the borrower pays interest on the amount prepaid only to the date of prepayment. Principal Prepayments which are received during that portion of the Prepayment Period from the related Due Date in the Prepayment Period to the end of the Prepayment Period reduce the
Scheduled Payment of interest for the following Due Date but are included in a distribution that occurs on or prior to the distribution of the Scheduled
Payment, and accordingly no shortfall in interest otherwise distributable to holders of the Certificates results. Conversely, Principal Prepayments received from that portion of the Prepayment Period from the beginning of the Prepayment
Period to related Due Date in that Prepayment Period reduce the Scheduled
Payment of interest for that Due Date and are included in a distribution that occurs on or after the distribution of the Scheduled Payment, and accordingly an interest shortfall (a "PREPAYMENT INTEREST SHORTFALL") could result. In order to mitigate the effect of any Prepayment Interest Shortfall on interest distributions to holders of the Certificates on any Distribution Date, one-half of the amount of the Master Servicing Fee otherwise payable to the Master
Servicer for the month will, to the extent of the Prepayment Interest Shortfall, be deposited by the Master Servicer in the Certificate Account for distribution to holders of the Certificates entitled thereto on the Distribution Date. The amount of this deposit by the Master Servicer is referred to as "COMPENSATING
INTEREST" and will be reflected in the distributions to holders of the
Certificates entitled thereto made on the Distribution Date on which the
Principal Prepayments received would be distributed.

CERTAIN MODIFICATIONS AND REFINANCINGS

  o   Countrywide Home Loans will be permitted under the Pooling and Servicing
      Agreement to solicit borrowers for reductions to the Mortgage Rates of their respective Mortgage Loans. If a borrower requests such a reduction, the Master Servicer will be permitted to agree to the rate reduction provided that (i) Countrywide Home Loans purchases the Mortgage Loan from the Trust Fund immediately following the modification and (ii) the Stated
      Principal Balance of such Mortgage Loan, when taken together with the aggregate of the Stated Principal Balances of all other Mortgage Loans in the same Loan Group that have been so modified since the Closing Date at the time of those modifications, does not exceed an amount equal to 5% of the aggregate Certificate Principal Balance of the related Certificates.
      Any purchase of a Mortgage Loan subject to a modification will be for a price equal to 100% of the Stated Principal Balance of that Mortgage Loan, plus accrued and unpaid interest on the Mortgage Loan up to the next Due
      Date at the applicable Net Mortgage Rate, net of any unreimbursed Advances of principal and interest on the Mortgage Loan made by the Master
      Servicer. Countrywide Home Loans will remit the purchase price to

                                       14

      the Master Servicer for deposit into the Certificate Account within one
      Business Day of the purchase of that Mortgage Loan. Purchases of Mortgage
      Loans may occur when prevailing interest rates are below the Mortgage
      Rates on the Mortgage Loans and borrowers request modifications as an alternative to refinancings. Countrywide Home Loans will indemnify the
      Trust Fund against liability for any prohibited transactions taxes and related interest, additions or penalties incurred by any REMIC as a result of any modification or purchase.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The Certificates will be issued pursuant to the Pooling and Servicing
Agreement. We summarize below the material terms and provisions pursuant to which the Certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and
Servicing Agreement. When particular provisions or terms used in the Pooling and
Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the Pooling and Servicing Agreement after the issuing entity issues the
Certificates.

      The CWABS, Inc., Asset-Backed Certificates, Series 2006-3 (the
"CERTIFICATES") will consist of: Class 1-A, Class 2-A-1, Class 2-A-2, Class
2-A-3, Class 3-A-1, Class 3-A-2, Class M-1, Class M-2, Class M-3, Class M-4,
Class M-5, Class M-6, Class M-7, Class M-8, Class B, Class A-R, Class P and
Class C Certificates.

      When describing the Certificates in this free writing prospectus we use the following terms:

          DESIGNATION                                        CLASS OF CERTIFICATES
-------------------------------     -----------------------------------------------------------------------

CLASS A CERTIFICATES:               Class 1-A, Class 2-A and Class 3-A Certificates

CLASS 2-A CERTIFICATES:             Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

CLASS 3-A CERTIFICATES:             Class 3-A-1 and Class 3-A-2 Certificates

SENIOR CERTIFICATES:                Class A and Class A-R Certificates

CLASS M CERTIFICATES:               Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class
                                    M-7 and Class M-8 Certificates

SUBORDINATE CERTIFICATES:           Class M and Class B Certificates

ADJUSTABLE RATE CERTIFICATES
   OR SWAP CERTIFICATES:            Class A and Subordinate Certificates

OFFERED CERTIFICATES:               Senior Certificates and Subordinate Certificates

The Certificates are generally referred to as the following types:

                   CLASS                                     TYPE
---------------------------------------------  --------------------------------
Class A Certificates:                          Senior/Adjustable Rate

Subordinate Certificates:                      Subordinate/Adjustable Rate

Class A-R Certificates:                        Senior/REMIC Residual

Class P Certificates:                          Prepayment Charges

Class C Certificates:                          Residual

                                       15

      Generally:

      o     distributions of principal and interest on the Class 1-A
            Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1;

      o     distributions of principal and interest on the Class 2-A
            Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 2;

      o     distributions of principal and interest on the Class 3-A
            Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 3;

      o     distributions of principal and interest on the Subordinate
            Certificates will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan
            Group 3;

      o     distributions on the Class P and Class C Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3; and

      o     distributions on the Class A-R Certificates, to the extent provided in the Pooling and Servicing Agreement, will be based on amounts available for distribution in respect of the Mortgage Loans in Loan
            Group 1, Loan Group 2 and Loan Group 3.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

      The Offered Certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R
Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry
Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry
Certificates through the Depository Trust Company ("DTC") in the United States,
or Clearstream, Luxembourg or the Euroclear System ("EUROCLEAR"), in Europe, if
they are participants of these systems, or indirectly through organizations which are participants in these systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate Certificate
Principal Balance of the applicable class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC.
Beneficial interests in the Book-Entry Certificates may be held in minimum denominations representing Certificate Principal Balances of $20,000 and integral multiples of $1,000 in excess thereof. Except as set forth under
"Description of the Securities--Book-Entry Registration of the Securities" in
the prospectus, no person acquiring a beneficial ownership interest in a
Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing the person's beneficial ownership interest in the Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until
Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations
("PARTICIPANTS") and DTC. See "Description of the Securities--Book-Entry
Registration of the Securities" in the prospectus.

GLOSSARY OF TERMS

      The following terms have the meanings shown below to help describe the cash flow on the Certificates. The definitions are organized based on the context in which they are most frequently used. However, certain definitions may be used in multiple contexts.

                                       16

      General Definitions.

      "ADJUSTED NET MORTGAGE RATE" with respect to each Mortgage Loan means the
Mortgage Rate less the related Expense Fee Rate.

         "BUSINESS DAY" is any day other than:

            (1)   a Saturday or Sunday or

            (2)   a day on which banking institutions in the state of New York or California are required or authorized by law to be closed.

      "CERTIFICATE PRINCIPAL BALANCE" means for any class of Certificates (other than the Class C Certificates), the aggregate outstanding principal balance of all Certificates of the class, less:

            (1)   all amounts previously distributed to holders of Certificates of that class as scheduled and unscheduled payments of principal; and

            (2)   the Applied Realized Loss Amounts allocated to the class;

provided, however, that if Applied Realized Loss Amounts have been allocated to the Certificate Principal Balance of any class of Certificates, the Certificate
Principal Balance thereof will be increased on each Distribution Date after the allocation of Applied Realized Loss Amounts, sequentially by class in the order of distribution priority, by the amount of Subsequent Recoveries for the related
Loan Group or Loan Groups, collected during the related Due Period (if any) (but not by more than the amount of the Unpaid Realized Loss Amount for the class);
and provided further, however, that any amounts distributed to one or more classes of Senior Certificates related to a Loan Group in respect of Applied
Realized Loss Amounts will be distributed to those classes on a pro rata basis according to the respective Unpaid Realized Loss Amounts for those classes.

      After any allocation of amounts in respect of Subsequent Recoveries to the
Certificate Principal Balance of a class of Certificates, a corresponding decrease will be made on the Distribution Date to the Unpaid Realized Loss
Amount for that class or classes. Although Subsequent Recoveries, if any, will be allocated to increase the Certificate Principal Balance of a class of
Certificates, the Subsequent Recoveries will be included in the applicable
Principal Remittance Amount and distributed in the priority set forth below under "--Distributions--Distributions of Principal." Therefore these Subsequent
Recoveries may not be used to make any principal payments on the class or classes of Certificates for which the Certificate Principal Balances have been increased by allocation of Subsequent Recoveries. Additionally, holders of these
Certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Certificate Principal
Balance for any Accrual Period preceding the Distribution Date on which the increase occurs.

      "DISTRIBUTION DATE" means the 25th day of each month, or if the 25th day is not a Business Day, on the first Business Day thereafter, commencing in March
2006.

      "DUE PERIOD" means with respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which the Distribution Date occurs and ending on the first day of the month in which the Distribution Date occurs.

      "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any Liquidation Proceeds and Subsequent
Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage
Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage
Loan.

      "FINAL RECOVERY DETERMINATION" means a determination by the Master
Servicer that it has received all proceeds it expects to receive with respect to the liquidation of a Mortgage Loan.

                                       17

      "INSURANCE PROCEEDS" means all proceeds of any insurance policy including the Mortgage Insurance Policy received prior to or in connection with a Final
Recovery Determination (to the extent that the proceeds are not applied to the restoration of the property or released to the borrower in accordance with the
Master Servicer's normal servicing procedures), other than proceeds that represent reimbursement of the Master Servicer's costs and expenses incurred in connection with presenting claims under the related insurance policy.

      "LIQUIDATION PROCEEDS" means any Insurance Proceeds and all other net proceeds received prior to or in connection with a Final Recovery Determination in connection with the partial or complete liquidation of a Mortgage Loan
(whether through trustee's sale, foreclosure sale or otherwise) or in connection with any condemnation or partial release of the related Mortgaged Property, together with the net proceeds received prior to or in connection with a Final
Recovery Determination with respect to any Mortgaged Property acquired by the
Master Servicer by foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan (other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

      "PERCENTAGE INTEREST" with respect to any Certificate, means the percentage derived by dividing the denomination of the Certificate by the aggregate denominations of all Certificates of the applicable class.

      "RECORD DATE" means:

            (1)   in the case of the Adjustable Rate Certificates, the Business
      Day immediately preceding the Distribution Date, unless the Adjustable
      Rate Certificates are no longer book-entry certificates, in which case the
      Record Date will be the last Business Day of the month preceding the month of the Distribution Date, and

            (2)   in the case of the Class A-R Certificates, the last Business
      Day of the month preceding the month of the Distribution Date.

      "SUBSEQUENT RECOVERIES" means, with respect to any Mortgage Loan in respect of which a Realized Loss was incurred, any proceeds of the type described in the definitions of "Insurance Proceeds" and "Liquidation Proceeds"
received in respect of the Mortgage Loan after a Final Recovery Determination
(other than the amount of the net proceeds representing Excess Proceeds and net of reimbursable expenses).

      Definitions related to Interest Calculations and Distributions.

      "ACCRUAL PERIOD" for any Distribution Date and the Adjustable Rate
Certificates, means the period from and including the preceding Distribution
Date (or from and including the Closing Date in the case of the first
Distribution Date) to and including the day prior to the current Distribution
Date.

      "CURRENT INTEREST" with respect to each class of interest-bearing certificates and each Distribution Date means the interest accrued at the
Pass-Through Rate for the applicable Accrual Period on the Certificate Principal
Balance of the class immediately prior to the Distribution Date.

      "EXPENSE FEE RATE" with respect to each Mortgage Loan is equal to the sum of (i) the Servicing Fee Rate and the Trustee Fee Rate, (ii) with respect to a
Covered Mortgage Loan, the Mortgage Insurance Premium Rate and (iii) with respect to any Mortgage Loan covered by a lender paid mortgage insurance policy
(other than the Mortgage Insurance Policy), the related mortgage insurance premium rate. As of the Initial Cut-off Date, the weighted average Expense Fee
Rate is expected to equal approximately 0.633% per annum.

      "INTEREST CARRY FORWARD AMOUNT," with respect to each class of interest-bearing certificates and each Distribution Date, is the excess of:

            (a)   Current Interest for such class with respect to prior
      Distribution Dates over

            (b)   the amount actually distributed to such class with respect to interest on prior Distribution Dates.

                                       18

      "INTEREST DETERMINATION DATE" means for the Adjustable Rate Certificates, the second LIBOR Business Day preceding the commencement of each Accrual Period.

      "INTEREST FUNDS" means for any Loan Group and any Distribution Date, (1)
the Interest Remittance Amount for that Loan Group and the Distribution Date, plus (2) the Adjusted Replacement Upfront Amount, if any, allocable to that Loan
Group, less (3) the portion of the Trustee Fee allocable to that Loan Group for the Distribution Date, less (4) the Mortgage Insurance Premium for the Covered
Loans in that Loan Group for such Distribution Date.

      "INTEREST REMITTANCE AMOUNT" means with respect to each Loan Group and any
Distribution Date:

            (a)   the sum, without duplication, of:

                  (1)   all scheduled interest collected during the related Due
            Period (other than Credit Comeback Excess Amounts (if any)), less the related Master Servicing Fees,

                  (2)   all interest on prepayments, other than Prepayment
            Interest Excess,

                  (3)   all Advances relating to interest,

                  (4)   all Compensating Interest,

                  (5)   all Liquidation Proceeds collected during the related
            Due Period (to the extent that the Liquidation Proceeds relate to interest), and

                  (6)   the allocable portion of any Seller Shortfall Interest
            Requirement, less

            (b)   all Advances relating to interest and certain expenses
      reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

      "MORTGAGE INSURANCE PREMIUM RATE" means a rate equal to 3.55% per annum.

      "NET RATE CAP" for each Distribution Date means:

      (i) with respect to the Class 1-A Certificates, the weighted average
Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap
Termination Payment payable to the Swap Counterparty for such Distribution Date
(other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
and (y) a fraction, the numerator of which is the Interest Funds for Loan Group
1 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1, Loan Group 2 and Loan Group 3 for such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal
Balance of the Mortgage Loans in Loan Group 1 as of the first day of the related
Due Period (after giving effect to principal prepayments received during the
Prepayment Period that ends during such Due Period) plus any amounts on deposit in the Pre-Funding Account in respect of Loan Group 1 as of the first day of that Due Period,

      (ii) with respect to each class of Class 2-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 2 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period), adjusted to an effective rate

                                       19

reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any Swap Termination Payment payable to the Swap
Counterparty for such Distribution Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan Group 2 for such Distribution Date, and the denominator of which is the Interest Funds for Loan Group 1, Loan Group 2 and
Loan Group 3 for such Distribution Date, and the denominator of which is (b) the sum of the aggregate Stated Principal Balance of the Mortgage Loans in Loan
Group 2 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period) plus any amounts on deposit in the Pre-Funding Account in respect of Loan Group 2 as of the first day of that Due Period,

      (iii) with respect to each class of Class 3-A Certificates, the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 3 as of
the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due
Period), adjusted to an effective rate reflecting the calculation of interest on the basis of the actual number of days elapsed during the related Accrual Period and a 360-day year, minus a fraction, expressed as a percentage, the numerator of which is (a) the product of (x) the sum of (1) the Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date times a fraction, the numerator of which is equal to 360 and the denominator of which is equal to the actual number of days in the related Accrual Period and (2) any
Swap Termination Payment payable to the Swap Counterparty for such Distribution
Date (other than a Swap Termination Payment due to a Swap Counterparty Trigger
Event) and (y) a fraction, the numerator of which is the Interest Funds for Loan
Group 3 for such Distribution Date, and the denominator of which is the Interest
Funds for Loan Group 1, Loan Group 2 and Loan Group 3 for such Distribution
Date, and the denominator of which is (b) the sum of the aggregate Stated
Principal Balance of the Mortgage Loans in Loan Group 3 as of the first day of the related Due Period (after giving effect to principal prepayments received during the Prepayment Period that ends during such Due Period) plus any amounts on deposit in the Pre-Funding Account in respect of Loan Group 3 as of the first day of that Due Period

      (iv)  with respect to each class of Subordinate Certificates, the weighted average of the Net Rate Cap for the Class 1-A, Class 2-A and Class 3-A
Certificates (weighted by an amount equal to the positive difference (if any) of the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the
related Loan Group and the amount on deposit in the Pre-Funding Account in respect of that Loan Group) over the outstanding aggregate Certificate Principal
Balance of the Class 1-A, Class 2-A and Class 3-A Certificates, respectively.

      "NET RATE CARRYOVER" for a class of interest-bearing certificates on any
Distribution Date means the excess of:

            (1)   the amount of interest that the class would have accrued for the Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the applicable Net
      Rate Cap, over

            (2)   the amount of interest the class accrued on the Distribution
      Date based on the applicable Net Rate Cap,

      plus the unpaid portion of this excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the applicable Net Rate Cap).

                                       20

      "PASS-THROUGH MARGIN" for each class of Adjustable Rate Certificates means the following:

                                                           (1)           (2)
                                                         --------      --------
           Class 1-A.................................     0.200%        0.400%
           Class 2-A-1...............................     0.070%        0.140%
           Class 2-A-2...............................     0.180%        0.360%
           Class 2-A-3...............................     0.290%        0.580%
           Class 3-A-1...............................     0.120%        0.240%
           Class 3-A-2...............................     0.390%        0.780%
           Class M-1.................................     0.370%        0.555%
           Class M-2.................................     0.390%        0.585%
           Class M-3.................................     0.420%        0.630%
           Class M-4.................................     0.540%        0.810%
           Class M-5.................................     0.580%        0.870%
           Class M-6.................................     0.670%        1.005%
           Class M-7.................................     1.250%        1.875%
           Class M-8.................................     1.550%        2.325%
           Class B...................................     2.500%        3.750%

______________
(1)   For each Accrual Period relating to any Distribution Date occurring on or prior to the Optional Termination Date.

(2)   For each Accrual Period relating to any Distribution Date occurring after the Optional Termination Date.

      "PASS-THROUGH RATE" with respect to each Accrual Period and each class of
Adjustable Rate Certificates means a per annum rate equal to the lesser of:

            (1)   One-Month LIBOR for the Accrual Period (calculated as
      described below under "-- Calculation of One-Month LIBOR") plus the
      Pass-Through Margin for the class and Accrual Period, and

            (2)   the applicable Net Rate Cap for the related Distribution Date.

      "REFERENCE BANK RATE" with respect to any Accrual Period means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate
Certificate Principal Balance of all the Adjustable Rate Certificates for the
Accrual Period, provided that at least two Reference Banks provide the rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on that date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of all the Adjustable Rate Certificates for the Accrual Period.

      "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

      "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as a Reference Bank by the Trustee
                  and

            (3)   which are not controlling, controlled by, or under common
      control with, the Depositor, Countrywide Home Loans, the Master Servicer
      or any successor Master Servicer.

                                       21

      "SELLER SHORTFALL INTEREST REQUIREMENT" with respect to the Master
Servicer Advance Date in each of March 2006, April 2006 and May 2006 means the sum of:

            (a)   the product of (1) the excess of the aggregate Stated
      Principal Balance for the Distribution Date of all the Mortgage Loans in
      the Mortgage Pool (including the Subsequent Mortgage Loans, if any) owned by the issuing entity at the beginning of the related Due Period, over the aggregate Stated Principal Balance for the Distribution Date of the
      Mortgage Loans (including the Subsequent Mortgage Loans, if any) that have a scheduled payment of interest due in the related Due Period, and (2) a fraction, the numerator of which is the weighted average Net Mortgage Rate of all the Mortgage Loans in the Mortgage Pool (including the Subsequent
      Mortgage Loans, if any) (weighted on the basis of the Stated Principal
      Balances thereof for the Distribution Date) and the denominator of which is 12; and

            (b)   the lesser of:

                  (i)   the product of (1) the amount on deposit in the
            Pre-Funding Account at the beginning of the related Due Period, and
            (2) a fraction, the numerator of which is the weighted average Net
            Mortgage Rate of the Mortgage Loans (including Subsequent Mortgage
            Loans, if any) owned by the issuing entity at the beginning of the related Due Period (weighted on the basis of the Stated Principal
            Balances thereof for the Distribution Date) and the denominator of which is 12; and

                  (ii)  the excess of (x) the sum of the amount of Current
            Interest and Interest Carry Forward Amount due and payable on the
            Adjustable Rate Certificates for the Distribution Date over (y) the sum of (1) Interest Funds (less any portion of Interest Funds allocated to the swap trust to cover any Net Swap Payment due to the
            Swap Counterparty with respect to such Distribution Date) available to pay the amounts specified in clause (b)(ii)(x) of this definition
            (after giving effect to the addition of any amounts in clause (a) of this definition of Seller Shortfall Interest Requirement to Interest
            Funds for the Distribution Date) and (2) any Net Swap Payment
            received by the Swap Contract Administrator from the Swap
            Counterparty for the Distribution Date and allocated to the swap trust to pay Current Interest and Interest Carry Forward Amounts on
            the Adjustable Rate Certificates for the Distribution Date.

      "TRUSTEE FEE RATE" means a rate equal to 0.009% per annum.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                                       22

      Definitions related to Principal Calculations and Distributions.

      "CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date, a Cumulative Loss Trigger Event is in effect if (x)
the aggregate amount of Realized Losses on the Mortgage Loans from the Cut-off
Date for each Mortgage Loan to (and including) the last day of the related Due
Period (reduced by the aggregate amount of any Subsequent Recoveries received through the last day of that Due Period) exceeds (y) the applicable percentage, for the Distribution Date, of the sum of the aggregate Initial Cut-off Date Pool
Principal Balance and the original Pre-Funded Amount, as set forth below:

Distribution Date                      Percentage
------------------                     -----------

March 2008 -- February 2009........... 1.35% with respect to March 2008, plus an additional 1/12th of 1.65% for each month
                                       thereafter through February 2009
March 2009 -- February 2010........... 3.00% with respect to March 2009, plus an additional 1/12th of 1.75% for each month
                                       thereafter through February 2010
March 2010 -- February 2011........... 4.75% with respect to March 2010, plus an additional 1/12th of 1.40% for each month
                                       thereafter through February 2011
March 2011 -- February 2012........... 6.15% with respect to March 2011, plus an additional 1/12th of 0.70% for each month
                                       thereafter through February 2012
March 2012 and thereafter............. 6.85%

      A "DELINQUENCY TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date exists if the Rolling Sixty-Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (x) the Senior
Enhancement Percentage for such Distribution Date and (y) the applicable percentage listed below for the most senior class of outstanding Adjustable Rate
Certificates:

                          Class                 Percentage
                  ----------------------       ------------

                  A.....................           38.65%
                  M-1...................           46.90%
                  M-2...................           58.33%
                  M-3...................           68.25%
                  M-4...................           80.20%
                  M-5...................           97.80%
                  M-6...................          121.51%
                  M-7...................          158.81%
                  M-8...................          213.86%
                  B.....................          291.63%

      "OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date is an
amount equal to the lesser of (i) the Excess Overcollateralization Amount for the Distribution Date and (ii) the Principal Remittance Amount for Loan Group 1,
Loan Group 2 and Loan Group 3 for the Distribution Date.

      "EXCESS OVERCOLLATERALIZATION AMOUNT" for any Distribution Date, is the
excess, if any, of the Overcollateralized Amount for the Distribution Date over the Overcollateralization Target Amount for the Distribution Date.

                                       23

      "GROUP 1 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date
is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 1 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1, Loan Group 2 and
Loan Group 3 for such Distribution Date.

      "GROUP 2 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date
is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 2 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1, Loan Group 2 and
Loan Group 3 for such Distribution Date.

      "GROUP 3 OVERCOLLATERALIZATION REDUCTION AMOUNT" for any Distribution Date
is the Overcollateralization Reduction Amount for such Distribution Date multiplied by a fraction, the numerator of which is the Principal Remittance
Amount for Loan Group 3 for such Distribution Date, and the denominator of which is the aggregate Principal Remittance Amount for Loan Group 1, Loan Group 2 and
Loan Group 3 for such Distribution Date.

      "OC FLOOR" means an amount equal to 0.50% of the sum of the aggregate
Initial Cut-off Date Pool Principal Balance and the original Pre-Funded Amount.

      "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution
Date means the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on the Distribution Date (after giving effect to distribution of the Principal Distribution Amount (other than the portion thereof consisting of the Extra Principal Distribution Amount) on the
Distribution Date).

      "OVERCOLLATERALIZATION TARGET AMOUNT" with respect to any Distribution
Date means (a) prior to the Stepdown Date, an amount equal to 2.75% of the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount and (b) on or after the Stepdown Date, the greater of (i) an amount equal to 5.50% of the aggregate Stated Principal Balance of the Mortgage
Loans for the current Distribution Date and (ii) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the
Overcollateralization Target Amount will be the Overcollateralization Target
Amount as in effect for the prior Distribution Date.

      "OVERCOLLATERALIZED AMOUNT" for any Distribution Date means the amount, if any, by which (x) the sum of the aggregate Stated Principal Balance of the
Mortgage Loans for the Distribution Date and any amount on deposit in the
Pre-Funding Account on the Distribution Date exceeds (y) the sum of the aggregate Certificate Principal Balance of the Adjustable Rate Certificates as
of the Distribution Date (after giving effect to distribution of the Principal
Remittance Amounts to be made on the Distribution Date and, in the case of the
Distribution Date immediately following the end of the Funding Period, any amounts to be released from the Pre-Funding Account).

      "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date means a fraction (expressed as a percentage):

            (1)   the numerator of which is the excess of:

                  (a)   the aggregate Stated Principal Balance of the Mortgage
            Loans for the preceding Distribution Date over

                  (b)   (i) before the Certificate Principal Balances of the
            Class A Certificates have been reduced to zero, the sum of the
            Certificate Principal Balances of the Class A Certificates, or (ii)
            after the Certificate Principal Balances of the Class A Certificates
            have been reduced to zero, the Certificate Principal Balance of the most senior class of Subordinate Certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2)   the denominator of which is the aggregate Stated Principal
      Balance of the Mortgage Loans for the preceding Distribution Date.

                                       24

      "STEPDOWN DATE" is the earlier to occur of:

            (a)   the Distribution Date on which the aggregate Certificate
      Principal Balance of the Class A Certificates is reduced to zero, and

            (b)   the later to occur of (x) the Distribution Date in March 2009 and (y) the first Distribution Date on which the aggregate Certificate
      Principal Balance of the Class A Certificates (after calculating anticipated distributions on the Distribution Date) is less than or equal to 58.50% of the aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

      "SUBORDINATE CLASS PRINCIPAL DISTRIBUTION AMOUNT" for each class of
Subordinate Certificates and Distribution Date means the excess of:

            (1)   the sum of:

                  (a)   the aggregate Certificate Principal Balance of the
            Class A Certificates (after taking into account distribution of the
            Class A Principal Distribution Amount for the Distribution Date),

                  (b)   the aggregate Certificate Principal Balance of any
            classes of Subordinate Certificates that are senior to the subject class (in each case, after taking into account distribution of the
            Subordinate Class Principal Distribution Amount(s) for the senior class(es) of Certificates for the Distribution Date), and

                  (c)   the Certificate Principal Balance of the subject class
            of Subordinate Certificates immediately prior to the Distribution
            Date over

            (2)   the lesser of (a) the product of (x) 100% minus the Stepdown
      Target Subordination Percentage for the subject class of Certificates and
      (y) the aggregate Stated Principal Balance of the Mortgage Loans for the
      Distribution Date and (b) the aggregate Stated Principal Balance of the
      Mortgage Loans for the Distribution Date minus the OC Floor;

provided, however, that if a class of Subordinate Certificates is the only class of Subordinate Certificates outstanding on the Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount for Loan Group 1, Loan Group 2 and Loan Group 3 until the Certificate Principal
Balance thereof is reduced to zero.

      "TRIGGER EVENT" with respect to any Distribution Date on or after the
Stepdown Date means either a Delinquency Trigger Event with respect to that
Distribution Date or a Cumulative Loss Trigger Event with respect to that
Distribution Date.

      "CLASS A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution Date
means the excess of:

            (1)   the aggregate Certificate Principal Balance of the Class A
      Certificates immediately prior to the Distribution Date, over

            (2)   the lesser of (i) 58.50% of the aggregate Stated Principal
      Balance of the Mortgage Loans for the Distribution Date and (ii) the
      aggregate Stated Principal Balance of the Mortgage Loans for the
      Distribution Date minus the OC Floor.

      "CLASS A PRINCIPAL DISTRIBUTION ALLOCATION AMOUNT" for any Distribution
Date means (a) in the case of the Class 1-A Certificates, the Class 1-A
Principal Distribution Amount, (b) in the case of the Class 2-A Certificates, the Class 2-A Principal Distribution Amount and (c) in the case of the Class 3-A
Certificates, the Class 3-A Principal Distribution Amount.

                                       25

      "CLASS 1-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of (x) the Class A Principal Distribution Target Amount and (y) a
fraction, the numerator of which is the Class 1-A Principal Distribution Target
Amount and the denominator of which is the sum of the Class 1-A Principal
Distribution Target Amount, the Class 2-A Principal Distribution Target Amount
and the Class 3-A Principal Distribution Target Amount.

      "CLASS 1-A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution Date
means the excess of:

            (1)   the Certificate Principal Balance of the Class 1-A
      Certificates immediately prior to the Distribution Date, over

            (2)   the lesser of (i) 58.50% of the aggregate Stated Principal
      Balance of the Mortgage Loans in Loan Group 1 for the Distribution Date
      and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in
      Loan Group 1 for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage
      Loans in Loan Group 1 and the original Pre-Funded Amount in respect of
      Loan Group 1.

      "CLASS 2-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of (x) the Class A Principal Distribution Target Amount and (y) a
fraction, the numerator of which is the Class 2-A Principal Distribution Target
Amount and the denominator of which is the sum of the Class 1-A Principal
Distribution Target Amount, the Class 2-A Principal Distribution Target Amount
and the Class 3-A Principal Distribution Target Amount.

      "CLASS 2-A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

            (1)   the aggregate Certificate Principal Balance of the Class 2-A
      Certificates immediately prior to the Distribution Date, over

            (2)   the lesser of (i) 58.50% of the aggregate Stated Principal
      Balance of the Mortgage Loans in Loan Group 2 for the Distribution Date
      and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in
      Loan Group 2 for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage
      Loans in Loan Group 2 and the original Pre-Funded Amount in respect of
      Loan Group 2.

      "CLASS 3-A PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date means the product of (x) the Class A Principal Distribution Target Amount and (y) a
fraction, the numerator of which is the Class 3-A Principal Distribution Target
Amount and the denominator of which is the sum of the Class 1-A Principal
Distribution Target Amount, the Class 2-A Principal Distribution Target Amount
and the Class 3-A Principal Distribution Target Amount.

      "CLASS 3-A PRINCIPAL DISTRIBUTION TARGET AMOUNT" for any Distribution
Date means the excess of:

            (1)   the aggregate Certificate Principal Balance of the Class 3-A
      Certificates immediately prior to the Distribution Date, over

            (2)   the lesser of (i) 58.50% of the aggregate Stated Principal
      Balance of the Mortgage Loans in Loan Group 3 for the Distribution Date
      and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in
      Loan Group 3 for the Distribution Date minus 0.50% of the sum of the aggregate Initial Cut-off Date Principal Balance of the Initial Mortgage
      Loans in Loan Group 3 and the original Pre-Funded Amount in respect of
      Loan Group 3.

      "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution
Date means the lesser of (1) the Overcollateralization Deficiency Amount and (2)
the sum of the Excess Cashflow and the Credit Comeback Excess Cashflow available for payment thereof, to be allocated between Loan Group 1, Loan Group 2 and Loan
Group 3, pro rata, based on the Principal Remittance Amount for each such Loan
Group for that Distribution Date.

                                       26

      "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET
SUBORDINATION PERCENTAGE" for any class of Subordinate Certificates means the respective percentages indicated in the following table:

                                           Initial Target      Stepdown Target
                                           Subordination        Subordination
                                             Percentage          Percentage
                                         ------------------   ------------------
        Class M-1.....................         17.10%              34.20%
        Class M-2.....................         13.75%              27.50%
        Class M-3.....................         11.75%              23.50%
        Class M-4.....................         10.00%              20.00%
        Class M-5.....................          8.20%              16.40%
        Class M-6.....................          6.60%              13.20%
        Class M-7.....................          5.05%              10.10%
        Class M-8.....................          3.50%               7.50%
        Class B.......................          2.75%               5.50%

      The Initial Target Subordination Percentages will not be used to calculate distributions on the Subordinate Certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the
Subordinate Certificates and the related overcollateralization amount. The
Initial Target Subordination Percentage for any class of Subordinate
Certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate original Certificate Principal Balance of any class(es) of Certificates subordinate to the subject class plus the initial
Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Initial Cut-off Date Pool Principal Balance and the
original Pre-Funded Amount.

      "PRINCIPAL DISTRIBUTION AMOUNT" with respect to each Distribution Date and a Loan Group means the sum of:

            (1)   the Principal Remittance Amount for the Loan Group for the
      Distribution Date, less any portion of such amount used to cover any payment due to the Swap Counterparty with respect to such Distribution
      Date,

            (2)   the Extra Principal Distribution Amount for the Loan Group for
      the Distribution Date, and

            (3)   with respect to the Distribution Date immediately following the end of the Funding Period, the amount, if any, remaining in the
      Pre-Funding Account at the end of the Funding Period (net of any
      investment income therefrom) allocable to the Loan Group.

            minus

            (4)   (a) the Group 1 Overcollateralization Reduction Amount for the
      Distribution Date, in the case of Loan Group 1, (b) the Group 2
      Overcollateralization Reduction Amount for the Distribution Date, in the
      case of Loan Group 2 and (c) the Group 3 Overcollateralization Reduction
      Amount for the Distribution Date, in the case of Loan Group 3.

      "PRINCIPAL REMITTANCE AMOUNT" with respect to each Loan Group and any
Distribution Date means:

            (a)   the sum, without duplication, of:

                  (1)   the scheduled principal collected during the related Due
            Period or advanced with respect to the Distribution Date,

                  (2)   prepayments collected in the related Prepayment Period,

                                       27

                  (3)   the Stated Principal Balance of each Mortgage Loan that
            was repurchased by a Seller or purchased by the Master Servicer,

                  (4)   the amount, if any, by which the aggregate unpaid
            principal balance of any Replacement Mortgage Loans delivered by
            Countrywide Home Loans in connection with a substitution of a
            Mortgage Loan is less than the aggregate unpaid principal balance of any Deleted Mortgage Loans, and

                  (5)   all Liquidation Proceeds (to the extent that the
            Liquidation Proceeds relate to principal) and Subsequent Recoveries collected during the related Due Period, less

            (b)   all Advances relating to principal and certain expenses
      reimbursed during the related Due Period,

in each case with respect to the Mortgage Loans in the Loan Group.

      "REALIZED LOSS" means with respect to any defaulted Mortgage Loan, the excess of the Stated Principal Balance of the defaulted Mortgage Loan over the
Liquidation Proceeds allocated to principal that have been received with respect to the defaulted Mortgage Loan on or at any time prior to the last day of the related Due Period during which the defaulted Mortgage Loan is liquidated.

      "ROLLING SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the Stepdown Date, means the average of the Sixty-Day Delinquency
Rates for the Distribution Date and the two immediately preceding Distribution
Dates.

      "SIXTY-DAY DELINQUENCY RATE" with respect to any Distribution Date on or after the Stepdown Date means a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for the
Distribution Date of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding the
Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO
Properties) and the denominator of which is the aggregate Stated Principal
Balance for the Distribution Date of all Mortgage Loans.

      "UNPAID REALIZED LOSS AMOUNT" means for any class of Certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Certificate Principal Balance of that class due to the allocation of
Subsequent Recoveries to the Certificate Principal Balance of that class.

DEPOSITS TO THE CERTIFICATE ACCOUNT

      The Master Servicer will establish and initially maintain a certificate account (the "CERTIFICATE ACCOUNT") for the benefit of the Trustee on behalf of the certificateholders. The Master Servicer will initially establish the
Certificate Account at Countrywide Bank, N.A., which is an affiliate of the
Master Servicer. On a daily basis within two Business Days after receipt, the
Master Servicer will deposit or cause to be deposited into the Certificate
Account the following payments and collections received by it in respect to the
Mortgage Loans after the Cut-off Date (other than any scheduled principal due on or prior to the Cut-off Date and any interest accruing prior to the Cut-off
Date):

            (1)   all payments on account of principal, including Principal
      Prepayments, on the Mortgage Loans,

            (2)   all payments on account of interest (other than interest
      accruing on the Mortgage Loans prior to the Cut-off Date) on the Mortgage
      Loans, net of the related Master Servicing Fees on the Mortgage Loans and net of Prepayment Interest Excess,

            (3)   all Insurance Proceeds (including proceeds from the Mortgage
      Insurance Policy), Liquidation Proceeds and Subsequent Recoveries,

                                       28

            (4)   all payments made by the Master Servicer in respect of
      Compensating Interest,

            (5)   all payments made by a Seller in connection with the
      repurchase of any Mortgage Loan due to the breach of certain representations, warranties or covenants by the Seller that obligates the
      Seller to repurchase the Mortgage Loan in accordance with the Pooling and
      Servicing Agreement,

            (6)   all payments made by the Master Servicer in connection with the purchase of any Mortgage Loans which are 150 days delinquent in accordance with the Pooling and Servicing Agreement,

            (7)   all prepayment charges paid by a borrower in connection with the full or partial prepayment of the related Mortgage Loan,

            (8)   any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Certificate
      Account,

            (9)   any amounts required to be deposited by the Master Servicer with respect to any deductible clause in any blanket hazard insurance policy maintained by the Master Servicer in lieu of requiring each borrower to maintain a primary hazard insurance policy,

            (10)  all amounts required to be deposited in connection with shortfalls in the principal amount of Replacement Mortgage Loans, and

            (11)  all Advances.

      On the Business Day prior to the Master Servicer Advance Date in each of
March 2006, April 2006 and May 2006, Countrywide Home Loans will remit to the
Master Servicer, and the Master Servicer will deposit in the Certificate
Account, the Seller Shortfall Interest Requirement (if any) for the Master
Servicer Advance Date. Prior to their deposit in the Collection Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the Master Servicer.
For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing
And Amount Of Distributions On The Securities" in the prospectus.

WITHDRAWALS FROM THE CERTIFICATE ACCOUNT

      The Master Servicer may from time to time withdraw funds from the
Certificate Account prior to the related Distribution Account Deposit Date for the following purposes:

            (1)   to pay to the Master Servicer the Master Servicing Fees on the
      Mortgage Loans to the extent not previously paid to or withheld by the
      Master Servicer (subject, in the case of Master Servicing Fees, to reduction as described above under "Servicing of the Mortgage Loans --
      Adjustment to Master Servicing Fee in Connection With Certain Prepaid
      Mortgage Loans") and, as additional servicing compensation, assumption fees, late payment charges (excluding prepayment charges), net earnings on or investment income with respect to funds in or credited to the
      Certificate Account and the amount of Prepayment Interest Excess for the related Prepayment Period,

            (2)   to reimburse the Master Servicer for Advances, which right of reimbursement with respect to any Mortgage Loan pursuant to this clause
      (2) is limited to amounts received that represent late recoveries of payments of principal and/or interest on the related Mortgage Loan (or
      Insurance Proceeds, Liquidation Proceeds or Subsequent Recoveries with respect thereto) with respect to which the Advance was made,

            (3)   to reimburse the Master Servicer for any Advances previously made that the Master Servicer has determined to be nonrecoverable (and prior to the reimbursement, the Master Servicer will deliver to the
      Trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance),

                                       29

            (4)   to reimburse the Master Servicer from Insurance Proceeds for expenses incurred by the Master Servicer and covered by the related insurance policy,

            (5)   to pay to the Master Servicer any unpaid Master Servicing Fees and to reimburse it for any unreimbursed ordinary and necessary out-of-pocket costs and expenses incurred by the Master Servicer in the performance of its master servicing obligations including, but not limited to, the cost of (i) the preservation, restoration and protection of a
      Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO
      Property and (iv) maintaining any required insurance policies ("SERVICING
      ADVANCES"), which right of reimbursement pursuant to this clause (5) is limited to amounts received representing late recoveries of the payments of these costs and expenses (or Liquidation Proceeds or Subsequent
      Recoveries, purchase proceeds or repurchase proceeds with respect thereto),

            (6)   to pay to the applicable Seller or the Master Servicer, as applicable, with respect to each Mortgage Loan or Mortgaged Property acquired in respect thereof that has been purchased by that Seller or the
      Master Servicer from the issuing entity pursuant to the Pooling and
      Servicing Agreement, all amounts received thereon and not taken into account in determining the related Purchase Price of the purchased
      Mortgage Loan,

            (7)   after the transfer from the Certificate Account for deposit to the Distribution Account of the Interest Remittance Amount and the
      Principal Remittance Amount on the related Distribution Account Deposit
      Date, to reimburse the applicable Seller, the Master Servicer, the NIM
      Insurer or the Depositor for expenses incurred and reimbursable pursuant to the Pooling and Servicing Agreement,

            (8)   to withdraw any amount deposited in the Certificate Account and not required to be deposited therein, and

            (9)   to clear and terminate the Certificate Account upon
      termination of the Pooling and Servicing Agreement.

      In addition, not later than 1:00 p.m. Pacific Time on the Business Day immediately preceding each Distribution Date (the "DISTRIBUTION ACCOUNT DEPOSIT
DATE"), the Master Servicer will withdraw from the Certificate Account and remit to the Trustee the Prepayment Charges collected, the Interest Remittance Amount and the Principal Remittance Amount to the extent on deposit in the Certificate
Account, and the Trustee will deposit the amount in the Distribution Account, as described below.

      The Master Servicer is required to maintain separate accounting, on a
Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to clauses (1) through (6)
above.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

      The Trustee will establish and maintain a distribution account (the
"DISTRIBUTION ACCOUNT") on behalf of the certificateholders. The Trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

            (1)   the aggregate amount remitted by the Master Servicer to the
      Trustee,

            (2)   any amount required to be deposited by the Master Servicer in connection with any losses on investment of funds in the Distribution
      Account, and

            (3)   the amount, if any, remaining in the Pre-Funding Account
      (net of any investment income therefrom) on the Distribution Date immediately following the end of the Funding Period.

                                       30

WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

      The Trustee will withdraw funds from the Distribution Account for distribution to the certificateholders and remittances to the Swap Account as described below under "-- Distributions" and may from time to time make withdrawals from the Distribution Account:

            (1)   to pay the Trustee Fee to the Trustee,

            (2)   to pay to the Master Servicer, as additional servicing
      compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account,

            (3)   to pay the Co-Trustee (for payment to the Mortgage Insurer), the applicable Mortgage Insurance Premium,

            (4)   to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the Master Servicer through delivery of a written notice to the Trustee describing the amounts deposited in error), and

            (5)   to clear and terminate the Distribution Account upon the
      termination of the Pooling and Servicing Agreement.

      There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

      Prior to each Determination Date, the Master Servicer is required to provide the Trustee a report containing the data and information concerning the
Mortgage Loans that is required by the Trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The Trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the Master Servicer in that report and will be permitted to conclusively rely on any information provided to it by the Master Servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

      The Certificate Account, the Distribution Account and the Pre-Funding
Account. All funds in the Certificate Account, the Distribution Account and the
Pre-Funding Account will be invested in Permitted Investments at the direction of the Master Servicer. In the case of:

      o     the Certificate Account and the Distribution Account, all income and gain net of any losses realized from the investment will be for the benefit of the Master Servicer as additional servicing compensation and will be remitted to it monthly as described herein; and

      o     the Pre-Funding Account, all income and gain net of any losses realized from the investment will be for the benefit of Countrywide
            Home Loans and will be remitted to Countrywide Home Loans as described herein.

      The amount of any losses incurred in the Certificate Account or the
Distribution Account in respect of the investments will be deposited by the
Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account out of the Master Servicer's own funds immediately as realized. The amount of any losses incurred in the Pre-Funding Account in respect of the investments will be paid by Countrywide Home Loans to the Trustee for deposit into the Pre-Funding Account out of Countrywide Home Loans' own
funds immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account or the Pre-Funding
Account and made in accordance with the Pooling and Servicing Agreement.

                                       31

      Carryover Reserve Fund and Credit Comeback Excess Account. Funds in the
Carryover Reserve Fund and in the Credit Comeback Excess Account may be invested in Permitted Investments, at the written direction of the majority holder of the
Class C Certificates.

      If the Trustee does not receive written directions regarding investment, it will invest all funds in the Carryover Reserve Fund and in the Credit
Comeback Excess Account in Permitted Investments. Any net investment earnings will be paid pro rata to the holders of the class of Certificates entitled to direct the investments of the amounts, in accordance with their Percentage
Interests. Any losses incurred in the Carryover Reserve Fund or the Credit
Comeback Excess Account in respect of the investments will be charged against amounts on deposit in the Carryover Reserve Fund (or the investments) or Credit
Comeback Excess Account (or the investments), as applicable, immediately as realized. The Trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Carryover
Reserve Fund or Credit Comeback Excess Account and made in accordance with the
Pooling and Servicing Agreement.

      Swap Account. Funds in the Swap Account will not be invested.

THE SWAP ACCOUNT

      The Trustee, in its capacity as trustee of the swap trust, will establish and maintain a swap account (the "SWAP ACCOUNT") on behalf of the holders of the
Swap Certificates and the Swap Counterparty. With respect to each Distribution
Date, the Trustee will deposit into the Swap Account any portion of the Interest
Funds for Loan Group 1, Loan Group 2 and Loan Group 3 for that Distribution Date
(and, if necessary, any portion of the Principal Remittance Amount for Loan
Group 1, Loan Group 2 and Loan Group 3 for that Distribution Date) that are to be remitted to the Swap Contract Administrator for payment to the Swap
Counterparty, as well as any amounts received from the Swap Contract
Administrator in respect of the Swap Contract, each as described below under "--
The Swap Contract". With respect to each Distribution Date, following the deposits to the Swap Account described in the preceding sentence, the Trustee will make a corresponding withdrawal from the Swap Account for remittance to the
Swap Contract Administrator or distribution to the holders of the Swap
Certificates, as the case may be depending on whether a Net Swap Payment is due to the Swap Counterparty or from the Swap Counterparty, as described below under
"-- The Swap Contract".

                                       32

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

   TYPE / RECIPIENT (1)                   AMOUNT               GENERAL PURPOSE                SOURCE (2)                 FREQUENCY
--------------------------   -------------------------------   ---------------  ------------------------------------   ------------

FEES

Master Servicing Fee /       One-twelfth of the Servicing      Compensation     Collections with respect to each            Monthly
Master Servicer              Fee Rate multiplied by the                         Mortgage Loan and any Liquidation
                             Stated Principal Balance of                        Proceeds or Subsequent Recoveries
                             each Mortgage Loan (3)

Additional Servicing         o  Prepayment Interest            Compensation     Interest collections with respect to   Time to time
Compensation / Master           Excess (4)                                      each Mortgage Loan
Servicer
                             o  All late payment fees,         Compensation     Payments made by obligors with         Time to time
                                assumption fees and other                       respect to the Mortgage Loans
                                similar charges (excluding
                                prepayment charges)

                             o  All investment income          Compensation     Investment income related to the            Monthly
                                earned on amounts on deposit                    Certificate Account and Distribution
                                in the Certificate Account                      Account
                                and Distribution Account.

                             o  Excess Proceeds (5)            Compensation     Liquidation Proceeds and Subsequent    Time to time
                                                                                Recoveries with respect to each
                                                                                Mortgage Loan

Trustee Fee (the "TRUSTEE    One-twelfth of the Trustee Fee    Compensation     Interest Remittance Amount                  Monthly
FEE") / Trustee              Rate multiplied by the sum of
                             (i) the aggregate Stated
                             Principal Balance of the
                             outstanding Mortgage Loans and
                             (ii) any amounts remaining in
                             the Pre-Funding Account
                             (excluding any investment
                             earnings thereon) (6)

EXPENSES

Mortgage Insurance Premium   With respect to each Covered      Expense          Interest collections on the related         Monthly
/ Mortgage Insurer           Mortgage Loan, one-twelfth of                      Mortgage Loan(s)
                             Mortgage Insurance Premium Rate
                             for that Mortgage Loan
                             multiplied by the Stated
                             Principal Balance of that
                             Mortgage Loan (7)

Insurance premiums /         Insurance premium(s) for          Expense          Interest collections on the related         Monthly
Mortgage Insurance           Mortgage Loan(s) covered by                        Mortgage Loan(s)
Providers                    lender-paid mortgage insurance
                             policies (other than the
                             Mortgage Insurance Policy)

                                       33

   TYPE / RECIPIENT (1)                   AMOUNT               GENERAL PURPOSE                SOURCE (2)                 FREQUENCY
--------------------------   -------------------------------   ---------------  ------------------------------------   ------------

Insurance expenses /         Expenses incurred by the Master   Reimbursement    To the extent the expenses are         Time to time
Master Servicer              Servicer                          of Expenses      covered by an insurance policy with
                                                                                respect to the Mortgage Loan

Servicing Advances /         To the extent of funds            Reimbursement    With respect to each Mortgage Loan,    Time to time
Master Servicer              available, the amount of any      of Expenses      late recoveries of the payments of
                             Servicing Advances.                                the costs and expenses, Liquidation
                                                                                Proceeds, Subsequent Recoveries,
                                                                                purchase proceeds or repurchase
                                                                                proceeds for that Mortgage Loan (8)

Indemnification expenses /   Amounts for which the Sellers,    Indemnification  Amounts on deposit on the Certificate       Monthly
the Sellers, the Master      the Master Servicer, the NIM                       Account on any Distribution Account
Servicer, the NIM Insurer    Insurer and Depositor are                          Deposit Date, following the transfer
and the Depositor            entitled to indemnification (9)                    to the Distribution Account

____________
(1)   If the Trustee succeeds to the position of Master Servicer, it will be entitled to receive the same fees and expenses of the Master Servicer.

(2)   Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the Master Servicer in the case of amounts owed to the Master Servicer) prior to distributions on the Certificates.

(3)   The Servicing Fee Rate for each Mortgage Loan will equal 0.50% per annum.
      The amount of the monthly Master Servicing Fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full, as described in this free writing prospectus under "Servicing of the Mortgage Loans --
      Adjustment to Master Servicing Fee in Connection With Certain Prepaid
      Mortgage Loans."

(4)   Prepayment Interest Excess is described above in the free writing prospectus under "Servicing of the Mortgage Loans -- Servicing
      Compensation and Payment of Expenses."

(5)   Excess Proceeds is described above in this free writing prospectus under
      "-- Glossary of Terms -- General Definitions."

(6)   The Trustee Fee Rate will equal 0.009% per annum.

(7)   The Mortgage Insurance Premium Rate will equal 3.55% per annum.

(8)   Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, Liquidation
      Proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(9)   Each of the Sellers, the Master Servicer, the NIM Insurer and the
      Depositor are entitled to indemnification of certain expenses.

                                       34

DISTRIBUTIONS

      General. Distributions on the Certificates will be made by the Trustee on each Distribution Date to the persons in whose names the Certificates are registered at the close of business on the Record Date.

      Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the Certificate Register or, in the case of any certificateholder that holds 100% of a class of Certificates or who holds a class of Certificates with an aggregate initial Certificate Principal Balance of
$1,000,000 or more and that has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate
Trust Office of the Trustee. On each Distribution Date, a holder of a
Certificate will receive its Percentage Interest of the amounts required to be distributed with respect to the applicable class of Certificates.

      On each Distribution Date, the Trustee will withdraw all prepayment charges in the Distribution Account and distribute them to the Class P
Certificates.

      Distributions of Interest. On each Distribution Date, the interest distributable with respect to the interest-bearing certificates is the interest which has accrued on the Certificate Principal Balance thereof immediately prior to that Distribution Date at the Pass-Through Rate during the applicable Accrual
Period, and in the case of the Senior Certificates, any Interest Carry Forward
Amount. For each class of Subordinate Certificates, any Interest Carry Forward
Amount will be payable only from excess cashflow (if any) as and to the extent described under "-- Overcollateralization Provisions."

      All calculations of interest on the Adjustable Rate Certificates will be made on the basis of a 360-day year and the actual number of days elapsed in the applicable Accrual Period.

      The Pass-Through Rates for the Adjustable Rate Certificates are variable rates that may change from Distribution Date to Distribution Date. Additionally, the Pass-Through Rate for each of the Adjustable Rate Certificates is subject to increase after the Optional Termination Date. On each Distribution Date, the
Pass-Through Rate for each class of Adjustable Rate Certificates will be subject to the applicable Net Rate Cap. See the related definitions in "-- Glossary of
Terms -- Definitions related to Interest Calculations and Distributions" for a more detailed understanding as to how the Net Rate Cap is calculated, and applied to the Pass-Through Rate.

      If on any Distribution Date, the Pass-Through Rate for a class of
Adjustable Rate Certificates is based on the applicable Net Rate Cap, each holder of the applicable Certificates will be entitled to receive the resulting shortfall only from remaining excess cashflow (if any) to the extent described in this free writing prospectus under "-- Overcollateralization Provisions", and from payments (if any) allocated to the issuing entity in respect of the Swap
Contract that are available for that purpose.

      On each Distribution Date, the Interest Funds for that Distribution Date are required to be distributed in the following order of priority, until those
Interest Funds have been fully distributed:

            (1)   from the Interest Funds for all Loan Groups, pro rata based on the Interest Funds for each such Loan Group, to the Swap Account, the amount of any Net Swap Payment and any Swap Termination Payment (other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
      payable to the Swap Counterparty with respect to such Distribution Date;

            (2)   concurrently:

                  (a)   from the Interest Funds for Loan Group 1, to the Class
            1-A Certificates, the Current Interest and Interest Carry Forward
            Amount for that class,

                  (b)   from the Interest Funds for Loan Group 2, concurrently
            to each class of Class 2-A Certificates, the Current Interest and
            Interest Carry Forward Amount for each such class, pro rata based on their respective entitlements,

                  (c)   from the Interest Funds for Loan Group 3, concurrently
            to each class of Class 3-A Certificates, the Current Interest and
            Interest Carry Forward Amount for each such class, pro rata based on their respective entitlements,

            (3)   from the remaining Interest Funds for all Loan Groups,
      concurrently to each class of Class A Certificates, any remaining Current
      Interest and Interest Carry Forward Amount not paid pursuant to clauses
      2(a), 2(b) and 2(c) above, pro rata based on the Certificate Principal
      Balances thereof, to the extent needed to pay any Current Interest and
      Interest Carry Forward Amount for each such class. Interest Funds remaining after such allocation to pay any Current Interest and Interest
      Carry Forward Amount based on the Certificate Principal Balances of the
      Certificates will be distributed to each class of Class A Certificates with respect to which there remains any unpaid Current Interest and
      Interest Carry Forward Amount (after the distribution based on Certificate
      Principal Balances), pro rata based on the amount of such remaining unpaid
      Current Interest and Interest Carry Forward Amount,

            (4)   from the remaining Interest Funds for all Loan Groups,
      sequentially:

                  (a)   sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
            Certificates, in that order, the Current Interest for that class,
            and

                  (b)   any remainder as part of the Excess Cashflow to be
            allocated as described under "--Overcollateralization Provisions"
            below.

      Distributions of Principal. The manner of distributing principal among the classes of Certificates will differ depending upon whether a Distribution Date occurs on or after the Stepdown Date and, on or after that date, whether a
Trigger Event is in effect. Prior to the Stepdown Date or if a Trigger Event is in effect, all amounts distributable as principal on a Distribution Date will be allocated first to the related Senior Certificates, until those Senior
Certificates are paid in full, before any distributions of principal are made on the Subordinate Certificates.

      On any Distribution Date on or after the Stepdown Date and so long as no
Trigger Event is in effect, instead of allocating all amounts distributable as principal on the Certificates to the Senior Certificates until those Senior
Certificates are paid in full, a portion of those amounts distributable as principal will be allocated to the Subordinate Certificates. The amount allocated to each class of Certificates on or after the Stepdown Date and so long as no Trigger Event is in effect will be based on the targeted level of overcollateralization and subordination for each class of Certificates. After the Stepdown Date, if a Trigger Event is in effect, the priority of principal payments will revert to the distribution priority prior to the Stepdown Date.
The amount to be distributed as principal on each Distribution Date are described in more detail under "-- Glossary of Terms -- Definitions related to
Principal Calculations and Distributions" in this free writing prospectus.

      On each Distribution Date, the Principal Distribution Amount for each of
Loan Group 1, Loan Group 2 and Loan Group 3 is required to be distributed as follows until such Principal Distribution Amount has been fully distributed
(with the Principal Distribution Amount exclusive of the portion thereof consisting of the Extra Principal Distribution Amount being applied first and the Extra Principal Distribution Amount being applied thereafter):

            (1)   For each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, sequentially:

                  (A)   concurrently:

                        (i)   from the Principal Distribution Amount for Loan
                  Group 1, sequentially:

                                       36

                              (a)   to the Class 1-A Certificates, until the
                        Certificate Principal Balance thereof is reduced to
                        zero, and

                              (b)   pro rata (based on (x) the aggregate
                        Certificate Principal Balance of the Class 2-A
                        Certificates and (y) the aggregate Certificate Principal
                        Balance of the Class 3-A Certificates) to (I) the
                        classes of Class 2-A Certificates (after the
                        distribution of the Principal Distribution Amount from
                        Loan Group 2 as provided in clause (1)(A)(ii)(a) below),
                        in the amounts and order of priority set forth in clause
                        (3) below, until the Certificate Principal Balances
                        thereof are reduced to zero and (II) the classes of
                        Class 3-A Certificates (after the distribution of the
                        Principal Distribution Amount from Loan Group 3 as
                        provided in clause (1)(A)(iii)(a) below), in the amounts
                        and order of priority described in clause (4) below,
                        until the Certificate Principal Balances thereof are
                        reduced to zero,

                        (ii)  from the Principal Distribution Amount for Loan
                  Group 2, sequentially:

                              (a)   to the classes of Class 2-A Certificates, in
                        the amounts and order of priority set forth in clause
                        (3) below, until the Certificate Principal Balances
                        thereof are reduced to zero, and

                              (b)   pro rata (based on (x) the Certificate
                        Principal Balance of the Class 1-A Certificates and (y)
                        the aggregate Certificate Principal Balance of the Class
                        3-A Certificates) to (I) the Class 1-A Certificates
                        (after the distribution of the Principal Distribution
                        Amount from Loan Group 1 as provided in clause
                        (1)(A)(i)(a) above), until the Certificate Principal
                        Balance thereof is reduced to zero and (II) the classes
                        of Class 3-A Certificates (after the distribution of the
                        Principal Distribution Amount from Loan Group 3 as
                        provided in clause (1)(A)(iii)(a) below), in the amounts
                        and order of priority described in clause (4) below,
                        until the Certificate Principal Balances thereof are
                        reduced to zero,

                        (iii) from the Principal Distribution Amount for Loan
                  Group 3, sequentially:

                              (a)   to the classes of Class 3-A Certificates, in
                        the amounts and order of priority set forth in clause
                        (4) below, until the Certificate Principal Balances
                        thereof are reduced to zero, and

                              (b)   pro rata (based on (x) the Certificate
                        Principal Balance of the Class 1-A Certificates and (y)
                        the aggregate Certificate Principal Balance of the Class
                        2-A Certificates) to (I) the Class 1-A Certificates
                        (after the distribution of the Principal Distribution
                        Amount from Loan Group 1 as provided in clause
                        (1)(A)(i)(a) above), until the Certificate Principal
                        Balance thereof is reduced to zero and (II) the classes
                        of Class 2-A Certificates (after the distribution of the
                        Principal Distribution Amount from Loan Group 2 as
                        provided in clause (1)(A)(ii)(a) below), in the amounts
                        and order of priority described in clause (3) below,
                        until the Certificate Principal Balances thereof are
                        reduced to zero,

                  (B)   from the remaining Principal Distribution Amounts for
            all Loan Groups, sequentially:

                        (i)   sequentially, to the Class M-1, Class M-2, Class
                  M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
                  Class B Certificates, in that order, in each case until the
                  Certificate Principal Balance thereof is reduced to zero, and

                        (ii)  any remainder as part of the Excess Cashflow to be
                  allocated as described under "--Overcollateralization
                  Provisions" below.

                                       37

            (2)   For each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, from the Principal
      Distribution Amounts for both Loan Groups, sequentially:

                  (A)   in an amount up to the Class A Principal Distribution
            Target Amount, pro rata based on the related Class A Principal
            Distribution Allocation Amount for the Class 1-A, Class 2-A and
            Class 3-A Certificates, concurrently:

                        (i)   to the Class 1-A Certificates, in an amount up to
                  the Class 1-A Principal Distribution Amount, until the
                  Certificate Principal Balance thereof is reduced to zero,

                        (ii)  to the classes of Class 2-A Certificates, in an
                  amount up to the Class 2-A Principal Distribution Amount,
                  allocated in the amounts and order of priority set forth in clause (3) below, until the Certificate Principal Balances thereof are reduced to zero, and

                        (iii) to the classes of Class 3-A Certificates, in an
                  amount up to the Class 3-A Principal Distribution Amount,
                  allocated in the amounts and order of priority set forth in clause (4) below, until the Certificate Principal Balances thereof are reduced to zero.

                  provided, however, that if (a) the Certificate Principal
            Balance of the Class 1-A Certificates, (b) the aggregate Certificate
            Principal Balance of the Class 2-A Certificates and/or the aggregate
            Certificate Principal Balance of the Class 3-A Certificates is
            reduced to zero, then any remaining unpaid Class A Principal
            Distribution Target Amount will be distributed pro rata (based on the Certificate Principal Balance of the Class 1-A Certificates, the
            aggregate Certificate Principal Balance of the Class 2-A
            Certificates and the aggregate Certificate Principal Balance of the
            Class 3-A Certificates) to the remaining classes of Senior
            Certificates after distributions from clauses (i), (ii) and (iii)
            above (and, in the case of the Class 2-A Certificates, in the amounts and order of priority described in clause (3) below, and, in the case of the Class 3-A Certificates, in the amounts and order of priority described in clause (4) below), until the Certificate
            Principal Balance(s) thereof is/are reduced to zero,

                  (B)   sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
            Certificates, in that order, the Subordinate Class Principal
            Distribution Amount for that class, in each case until the
            Certificate Principal Balance thereof is reduced to zero, and

                  (C)   any remainder as part of the Excess Cashflow to be
            allocated as described under "--Overcollateralization Provisions"
            below.

            (3)   On each Distribution Date on which any principal amounts are to be distributed to the Class 2-A Certificates, those amounts will be distributed sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3
      Certificates, in that order, in each case until the Certificate Principal
      Balance thereof is reduced to zero.

            (4)   On each Distribution Date on which any principal amounts are to be distributed to the Class 3-A Certificates, those amounts will be distributed sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates,
      in that order, in each case until the Certificate Principal Balance thereof is reduced to zero.

      Residual Certificates. The Class A-R Certificates do not bear interest.
The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Certificate Principal Balance will equal zero. The $100 will be withdrawn from a reserve account established by the Trustee and funded by the Depositor on the Closing Date for the purposes of making distributions on the Class A-R and Class P Certificates. The Class A-R
Certificates will remain outstanding for so long as the issuing entity will exist. In addition to the distribution of principal on the first Distribution
Date, on each Distribution Date, the holders of the Class A-R Certificates, as provided in the Pooling and Servicing Agreement, will be entitled to receive any available funds remaining after payment of interest and principal on the Senior
Certificates and on the Subordinate

                                       38

Certificates (as described above) and payments to the Swap Counterparty (each as described above) and the Class C Certificates (as provided in the Pooling and
Servicing Agreement). It is not anticipated that there will be any significant amounts remaining for distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

      On the Closing Date, it is expected that the sum of the Initial Cut-off
Date Pool Principal Balance and the original Pre-Funded Amount will exceed the initial aggregate Certificate Principal Balance of the Adjustable Rate
Certificates by approximately $38,500,000, which is approximately 2.75% of the sum of the Initial Cut-off Date Pool Principal Balance and the original
Pre-Funded Amount.

      The amount of overcollateralization is equal to the initial level of overcollateralization required by the Pooling and Servicing Agreement. The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the
Adjustable Rate Certificates. As a result, interest collections on the Mortgage
Loans are expected to be generated in excess of the amount of interest payable to the holders of the Adjustable Rate Certificates and the related fees and expenses payable by the issuing entity. Any interest payments received in respect of the Mortgage Loans in a Loan Group or Loan Groups in excess of the amount that is needed to pay interest on the related Certificates and the issuing entity's expenses related to that Loan Group (including any Net Swap
Payments that may be payable to the Swap Counterparty) will be used to reduce the total Certificate Principal Balance of the Certificates, until the required level of overcollateralization has been maintained or restored. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related class or classes of Certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described. Thereafter, any remaining excess cashflow will be allocated to pay Net Rate Carryover and Unpaid Realized Loss Amounts in the amount and the priority described below.

      The "EXCESS CASHFLOW" with respect to any Distribution Date is the sum of
(i) the amounts remaining as set forth in clause (4)(b) in "--Distributions --
Distributions of Interest" and clause (1)(B)(ii) or (2)(C), as applicable, in
"-- Distributions -- Distributions of Principal" and (ii) the
Overcollateralization Reduction Amount for that Distribution Date, if any.

      With respect to any Distribution Date, any Excess Cashflow and, in the
case of clauses 1 and 2 below and in the case of the payment of Unpaid Realized
Loss Amounts pursuant to clause 3 below, any amounts in the Credit Comeback
Excess Account and available for such Distribution Date ("CREDIT COMEBACK EXCESS
CASHFLOW"), will be paid to the classes of Certificates in the following order of priority, in each case first to the extent of the remaining Credit Comeback
Excess Cashflow, if applicable, and second to the extent of the remaining Excess
Cashflow:

      1.    to the holders of the class or classes of Adjustable Rate
            Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Extra Principal
            Distribution Amount for Loan Group 1, Loan Group 2 and Loan Group 3
            payable to those holders as part of the related Principal
            Distribution Amount as described under
            "--Distributions--Distributions of Principal" above;

      2.    concurrently, to the holders of each class of Class A Certificates, pro rata based on the Unpaid Realized Loss Amounts for those classes, in each case in an amount equal to the Unpaid Realized Loss
            Amount for the class;

      3.    sequentially, to the holders of the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class B
            Certificates, in that order, in each case, first in an amount equal to any Interest Carry Forward Amount for that class, and second in an amount equal to any Unpaid Realized Loss Amount for that class;

      4.    to each class of Adjustable Rate Certificates, pro rata based on the
            Certificate Principal Balances thereof, to the extent needed to pay any Net Rate Carryover for each such class; provided that any Excess
            Cashflow remaining after the allocation to pay Net Rate Carryover based on the Certificate

                                       39

            Principal Balances of those Certificates will be distributed to each class of Adjustable Rate Certificates with respect to which there remains any unpaid Net Rate Carryover (after the distribution based on Certificate Principal Balances), pro rata, based on the amount of the unpaid Net Rate Carryover;

      5.    to the Carryover Reserve Fund, in an amount equal to the Required
            Carryover Reserve Fund Deposit (after giving effect to other deposits and withdrawals therefrom on the Distribution Date);

      6.    to the Swap Account, in an amount equal to any Swap Termination
            Payment due to the Swap Counterparty as a result of a Swap
            Counterparty Trigger Event; and

      7.    to fund distributions to the holders of the Class C and Class A-R
            Certificates, in each case in the amounts specified in the Pooling and Servicing Agreement.

      Following the distributions pursuant to clauses 1 through 4 of the preceding paragraph but prior to the distributions pursuant to clauses 5 through
7 of the preceding paragraph, the Trustee will make certain distributions from the Swap Account, as described in further detail below under " -- The Swap
Contract".

THE SWAP CONTRACT

      Countrywide Home Loans has entered into an interest rate swap transaction with Lehman Brothers Special Financing Inc. (the "SWAP COUNTERPARTY"), as
evidenced by a confirmation between Countrywide Home Loans and the Swap
Counterparty (the "SWAP CONTRACT"). The obligations of the Swap Counterparty will be fully and unconditionally guaranteed by Lehman Brothers Holdings Inc.
(the "SWAP GUARANTOR") pursuant to a guaranty in favor of Countrywide Home Loans
(the "SWAP GUARANTY"). In addition, on the Closing Date, Countrywide Home Loans and the Swap Counterparty will execute an ISDA Master Agreement. The Swap
Contract is subject to certain ISDA definitions. On the Closing Date,
Countrywide Home Loans will assign its rights under the Swap Contract and the
Swap Guaranty to The Bank of New York, as swap contract administrator (in such capacity, the "SWAP CONTRACT ADMINISTRATOR"), and Countrywide Home Loans, the
Swap Contract Administrator and the Trustee (acting as trustee of the swap trust) will enter into a swap contract administration agreement (the "SWAP
CONTRACT ADMINISTRATION AGREEMENT") pursuant to which the Swap Contract
Administrator will allocate any payments received under the Swap Contract between the Trustee (acting as trustee of the swap trust) and Countrywide Home
Loans as described below and pursuant to which the Swap Contract Administrator will remit to the Swap Counterparty any funds received from the Trustee (acting as trustee of the swap trust) for payment to the Swap Counterparty.

      With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Contract Administrator to the
Swap Counterparty under the Swap Contract will equal the product of:

      (i)   a fixed rate of 5.020% per annum,

      (ii)  the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

      (iii) the number of days in the related calculation period (calculated on the basis of a 360-day year of twelve 30-day months), divided by 360.

      With respect to any Distribution Date on or prior to the Swap Contract
Termination Date, the amount payable by the Swap Counterparty to the Swap
Contract Administrator under the Swap Contract will equal the product of:

      (i)   One-Month LIBOR (as determined by the Swap Counterparty),

                                       40

      (ii)  the lesser of (a) the Swap Contract Notional Balance for the
Distribution Date and (b) the aggregate Certificate Principal Balance of the
Swap Certificates immediately prior to such Distribution Date, and

      (iii) the actual number of days in the related calculation period, divided by 360.

      With respect to any Distribution Date, the Swap Contract Administrator or
the Swap Counterparty, as the case may be, will only be required to make a "NET
SWAP PAYMENT" to the other party that is equal to the excess of the payment that it is obligated to make to the other party as described in the two preceding paragraphs over the payment that it is entitled to receive from that other party as described in the two preceding paragraphs. Any Net Swap Payment owed by the
Swap Counterparty with respect to any Distribution Date will be payable on the business day preceding such Distribution Date, while any Net Swap Payment owed to the Swap Counterparty with respect to any Distribution Date will be payable on such Distribution Date.

      In the event that a Net Swap Payment and/or a Swap Termination Payment
(other than a Swap Termination Payment due to a Swap Counterparty Trigger Event)
is payable to the Swap Counterparty with respect to any Distribution Date, the
Trustee will deduct from Interest Funds for Loan Group 1, Loan Group 2 and Loan
Group 3 the amount of such Net Swap Payment or Swap Termination Payment as described under clause (1) under "-- Distributions -- Distributions of Interest"
above (and to the extent that Interest Funds for Loan Group 1, Loan Group 2 and
Loan Group 3 are insufficient, the Trustee will deduct from the Principal
Remittance Amount for Loan Group 1, Loan Group 2 and Loan Group 3, pro rata on the basis of the respective Principal Remittance Amounts, any additional amounts necessary to make such Net Swap Payment and/or Swap Termination Payment due to the Swap Counterparty) and deposit the amount of such Net Swap Payment or Swap
Termination Payment in the Swap Account maintained on behalf of the swap trust.

      In the event that a Swap Termination Payment due to a Swap Counterparty
Trigger Event is payable to the Swap Counterparty with respect to any
Distribution Date, the Trustee will deduct from Excess Cashflow the amount of such Swap Termination Payment as described under clause (6) under "--
Overcollateralization Provisions --Excess Cashflow" above and remit such amount to the Swap Account maintained on behalf of the swap trust.

      In the event that a Net Swap Payment is payable from the Swap Counterparty with respect to any Distribution Date, the Swap Contract Administrator will remit to the Trustee on behalf of the swap trust and for deposit into the Swap
Account an amount equal to the sum of (a) any Current Interest and Interest
Carry Forward Amounts with respect to the Swap Certificates, (b) any Net Rate
Carryover with respect to the Swap Certificates and (c) any Unpaid Realized Loss
Amounts with respect to the Swap Certificates, in each case that remain unpaid following distribution of the Interest Funds for Loan Group 1, Loan Group 2 and
Loan Group 3 and the Excess Cashflow and Credit Comeback Excess Cashflow for the
Distribution Date, as well as (d) any remaining Overcollateralization Deficiency
Amount that remains following distribution of the Interest Funds for Loan Group
1, Loan Group 2 and Loan Group 3 and the Excess Cashflow and Credit Comeback
Excess Cashflow for the Distribution Date. Any portion of any Net Swap Payment not remitted by the Swap Contract Administrator to the Trustee (acting as trustee of the swap trust) with respect to any Distribution Date will be remitted to Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

      In the event that the Swap Contract is terminated, Countrywide Home Loans will be required to assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap
Contract. In the event that a Swap Termination Payment was payable by the Swap
Counterparty in connection with the termination of the original Swap Contract, that Swap Termination Payment will be used to pay any upfront amount in connection with the replacement swap contract, and any remaining portion of that
Swap Termination Payment will be distributed to Countrywide Home Loans and will not be available for distribution on any class of Certificates. In the event that the swap counterparty in respect of a replacement swap contract pays any upfront amount to the Swap Contract Administrator in connection with entering into the replacement swap contract, if that upfront amount is received prior to the Distribution Date on which the Swap Termination Payment is due to the Swap
Counterparty under the original Swap Contract, a portion of that upfront amount equal to the lesser of (x) that upfront amount and (y) the amount of the Swap
Termination Payment due to the Swap Counterparty under the original Swap
Contract (the "ADJUSTED REPLACEMENT UPFRONT AMOUNT") will be included in the
Interest Funds for Loan Group 1, Loan Group 2 and Loan Group 3 on that
Distribution Date, to be allocated between Loan Group 1, Loan Group 2 and Loan
Group 3 pro rata based on their respective Interest Funds for that Distribution
Date, and any

                                       41

upfront amount paid by the replacement swap counterparty in excess of the
Adjusted Replacement Upfront Amount will be distributed to Countrywide Home
Loans, Inc. If that upfront amount is received after the Distribution Date on which the Swap Termination Payment was due to the Swap Counterparty under the original Swap Contract, or in the event that the Swap Contract is terminated and no replacement swap contract can be procured on terms approximating those of the original Swap Contract and a Swap Termination Payment was payable by the Swap
Counterparty, that upfront amount or Swap Termination Payment payable by the
Swap Counterparty, as the case may be, will be retained by the Swap Contract
Administrator and remitted to the Trustee on behalf of the swap trust on subsequent Distribution Dates up to and including the Swap Contract Termination
Date to cover the amounts described in clauses (a), (b), (c) and (d) of the preceding paragraph. Following the Swap Contract Termination Date, any remainder of an upfront amount paid by a replacement swap counterparty, or of a Swap
Termination Payment paid by a Swap Counterparty, will be distributed to
Countrywide Home Loans and will not be available to make distributions in respect of any class of Certificates.

      Following the distributions of Excess Cashflow and Credit Comeback Excess
Cashflow pursuant to clauses 1 through 4 under " -- Overcollateralization
Provisions --Excess Cashflow", the Trustee, acting on behalf of the swap trust, shall distribute all amounts on deposit in the Swap Account in the following amounts and order of priority:

            (1)   to the Swap Contract Administrator for payment to the Swap
      Counterparty, any Net Swap Payment payable to the Swap Counterparty with respect to such Distribution Date;

            (2)   to the Swap Contract Administrator for payment to the Swap
      Counterparty, any Swap Termination Payment (other than a Swap Termination
      Payment due to a Swap Counterparty Trigger Event) payable to the Swap
      Counterparty with respect to such Distribution Date;

            (3)   concurrently to the holders of each class of Class A
      Certificates, any remaining Current Interest and Interest Carry Forward
      Amount, pro rata based on their respective entitlements;

            (4)   sequentially, to the holders of the Class M-1, Class M-2,
      Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class
      B Certificates, in that order, in each case in an amount equal to any remaining Current Interest and Interest Carry Forward Amount for the
      class;

            (5)   to the holders of the class or classes of Adjustable Rate
      Certificates then entitled to receive distributions in respect of principal, in an aggregate amount equal to the Overcollateralization
      Deficiency Amount remaining unpaid following the distribution of Excess
      Cashflow and Credit Comeback Excess Cashflow as described above under " --
      Overcollateralization Provisions" payable to such holders of each such class in the same manner in which the Extra Principal Distribution Amount in respect of Loan Group 1, Loan Group 2 and Loan Group 3 would be distributed to such classes as described under " -- Overcollateralization
      Provisions -- Excess Cashflow" above;

            (6)   to the holders of each class of Adjustable Rate Certificates, to the extent needed to pay any remaining Net Rate Carryover for each such class, pro rata, based on the amount of such remaining Net Rate Carryover;

            (7)   concurrently, to the holders of each class of Class A
      Certificates, pro rata based on the remaining Unpaid Realized Loss Amounts for those classes, in each case in an amount equal to the remaining Unpaid
      Realized Loss Amount for the class; and

            (8)   sequentially, to the holders of the Class M-1, Class M-2,
      Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class
      B Certificates, in that order, in each case in an amount equal to the remaining Unpaid Realized Loss Amount for the class.

      Following the distributions of Excess Cashflow and Credit Comeback Excess
Cashflow pursuant to clauses 5 through 7 under " -- Overcollateralization
Provisions --Excess Cashflow", the Trustee, acting on behalf of the swap trust, shall distribute any remaining amount on deposit in the Swap Account to the Swap
Contract

                                       42

Administrator for payment to the Swap Counterparty, only to the extent necessary to cover any Swap Termination Payment due to a Swap Counterparty Trigger Event
payable to the Swap Counterparty with respect to such Distribution Date.

      The "SWAP CONTRACT NOTIONAL BALANCE" for each Distribution Date is as described in the following table. In addition, the Distribution Date occurring in the latest calendar month listed in the following table is the date through which the Swap Contract is scheduled to remain in effect and is referred to as the "SWAP CONTRACT TERMINATION DATE" for the Swap Contract.

                        MONTH OF       SWAP CONTRACT
                      DISTRIBUTION        NOTIONAL
                          DATE          BALANCE ($)
                     ---------------   -------------

                     March 2006.....   1,078,000,000
                     April 2006.....   1,066,677,260
                     May 2006.......   1,054,077,256
                     June 2006......   1,040,217,625
                     July 2006......   1,025,120,982
                     August 2006....   1,008,814,930
                     September 2006.     991,313,107
                     October 2006...     973,144,790
                     November 2006..     953,881,737
                     December 2006..     933,570,957
                     January 2007...     912,817,167
                     February 2007..     891,174,111
                     March 2007.....     868,536,971
                     April 2007.....     845,326,567
                     May 2007.......     821,343,298
                     June 2007......     796,659,291
                     July 2007......     771,349,578
                     August 2007....     745,502,893
                     September 2007.     720,564,414
                     October 2007...     696,518,002
                     November 2007..     673,333,722
                     December 2007..     650,982,666
                     January 2008...     629,436,927
                     February 2008..     600,109,455
                     March 2008.....     572,331,685
                     April 2008.....     546,649,695
                     May 2008.......     522,356,427
                     June 2008......     499,376,124
                     July 2008......     477,637,494
                     August 2008....     462,001,050
                     September 2008.     446,960,763
                     October 2008        432,506,434
                     November 2008..     418,618,543
                     December 2008..     405,278,260
                     January 2009...     392,467,412
                     February 2009..     375,249,788
                     March 2009.....     358,972,003
                     April 2009.....     343,665,722
                     May 2009.......     329,190,003
                     June 2009......     315,501,705
                     July 2009......     302,560,142
                     August 2009....     292,949,251
                     September 2009.     283,727,231
                     October 2009...     274,886,120
                     November 2009..     266,410,674
                     December 2009..     258,254,604
                     January 2010...     250,394,016
                     February 2010..     242,673,699
                     March 2010.....     235,233,485
                     April 2010.....     227,898,618
                     May 2010.......     220,867,664
                     June 2010......     214,109,461
                     July 2010......     207,595,852
                     August 2010....     201,246,010
                     September 2010.     195,125,800
                     October 2010...     189,226,935
                     November 2010..     183,541,558
                     December 2010..     178,059,452
                     January 2011...     172,766,369
                     February 2011..     167,631,913

      A "SWAP TERMINATION PAYMENT" is a termination payment required to be made by either the Swap Contract Administrator or the Swap Counterparty pursuant to the Swap Contract as a result of an early termination of the Swap Contract.

      The Swap Contract will be subject to early termination upon an event of default or an early termination event under the Swap Contract. Events of default under the Swap Contract include, among other things, the following:

      o     failure to make a payment due under the Swap Contract, three business days after notice of such failure is received,

      o     certain insolvency or bankruptcy events, and

      o     a merger by the Swap Counterparty without an assumption of its obligations under the Swap Contract.

      Early termination events under the Swap Contract include, among other things:

      o     illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable)
            to perform its obligations under the Swap Contract or guaranty, as applicable),

      o     a tax event (which generally relates to either party to the Swap
            Contract receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

                                       43

      o     a tax event upon merger (which generally relates to either party receiving a payment under the Swap Contract from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger), and

      o     an amendment to the Pooling and Servicing Agreement that would materially adversely affect the Swap Counterparty is made without the prior written consent of the Swap Counterparty.

      In addition to the termination events specified above, it will be a termination event under the Swap Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of the Swap
Guarantor are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from
Moody's and the unsecured, long-term senior debt obligations of the Swap
Guarantor are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of the Swap Guarantor are rated below "A-1" by S&P or (ii) if the
Swap Guarantor does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated below "A+" by
S&P (such event, a "COLLATERALIZATION EVENT"), and the Swap Counterparty does not, within 30 days, (a) cause another entity to replace the Swap Counterparty that satisfies the Swap Counterparty Ratings Requirement and that is approved by the Swap Contract Administrator on terms substantially similar to the Swap
Contract; (b) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor the Swap
Counterparty's obligations under the Swap Contract, provided that such other person is approved by the Swap Contract Administrator; (c) post collateral satisfactory to the applicable Rating Agencies; or (d) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates.

      "SWAP COUNTERPARTY RATINGS REQUIREMENT" means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (b) either (i)
the unsecured, long-term senior debt obligations of such substitute counterparty
(or its credit support provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated
"P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its credit support provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least
"Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      It will also be a termination event under the Swap Contract in the event that the Swap Guarantor fails to satisfy the following ratings criteria: (A) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Swap Guarantor are rated at least "P-1" by Moody's
(including if such rating is on watch for possible downgrade) or (ii) if the
Swap Guarantor does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Swap Guarantor are rated at least "A1"
by Moody's (including if such rating is on watch for possible downgrade); and
the Swap Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, take the action described in either clause (a) or (b) above.

      The rating levels and obligations following a ratings downgrade referred to in this section are determined by the Rating Agencies and may be changed by the Rating Agencies prior to the execution of the Swap Contract. As such, this summary is subject to, and qualified in its entirety by reference to, the provisions of the Swap Contract.

                                       44

      Finally, an additional termination event under the Swap Contract will exist if the Swap Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities
Exchange Act of 1934, as amended (the "EXCHANGE ACT") and Item 1115(b)(1) or
(b)(2) of Regulation AB with respect to certain reporting obligations of the
Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Swap Contract, and the Swap Counterparty fails to transfer the Swap Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange
Act and Regulation AB with respect to certain reporting obligations of the
Depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Swap Contract, and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

      "SWAP COUNTERPARTY TRIGGER EVENT" means an event of default under the Swap
Contract with respect to which the Swap Counterparty is the sole defaulting party or a termination event under the Swap Contract (other than illegality, a tax event or a tax event upon merger of the Swap Counterparty) with respect to which the Swap Counterparty is the sole affected party or with respect to a termination resulting from a ratings downgrade of the Swap Counterparty (as described above).

      The long-term, unsecured, unsubordinated debt obligations of the Swap
Guarantor are rated "A1" and "A+" by Moody's and S&P, respectively.

      The significance percentage for the Swap Contract is less than 10%. The
"SIGNIFICANCE PERCENTAGE" for the Swap Contract is the percentage that the significance estimate of the Swap Contract represents of the aggregate
Certificate Principal Balance of the Swap Certificates. The "SIGNIFICANCE
ESTIMATE" of the Swap Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Swap Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

      The Certificates do not represent an obligation of the Swap Counterparty, the Swap Guarantor or the Swap Contract Administrator. The holders of the
Certificates are not parties to or beneficiaries under the Swap Contract, the
Swap Guaranty or the Swap Contract Administration Agreement and will not have any right to proceed directly against the Swap Counterparty or the Swap
Guarantor in respect of their obligations under the Swap Contract, or against the Swap Contract Administrator in respect of its obligations under the Swap
Contract Administration Agreement.

      The Swap Contract, the Swap Guaranty, the Swap Contract Assignment
Agreement and the Swap Contract Administration Agreement will each be filed with the SEC as an exhibit to a Current Report on Form 8-K after the Closing Date.

CALCULATION OF ONE-MONTH LIBOR

      On the second LIBOR Business Day preceding the commencement of each
Accrual Period for the Adjustable Rate Certificates (each such date, an
"INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for the Accrual Period on the basis of such rate as it is quoted on the Bloomberg
Terminal for that Interest Determination Date. If such rate is not quoted on the
Bloomberg terminal (or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the
Trustee), One-Month LIBOR for the applicable Accrual Period will be the
Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month
LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period.
The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of
0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate
Certificate Principal Balance of all Adjustable Rate Certificates for the
Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in

                                       45

New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal
Balance of all Adjustable Rate Certificates for the Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and
"REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as such by the Trustee and

            (3)   which are not controlling, controlled by, or under common
                  control with, the Depositor, Countrywide Servicing or any
                  successor Master Servicer.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the Adjustable Rate Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

      The Pooling and Servicing Agreement will require the Trustee to establish an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the interest-bearing certificates. On the Closing
Date, Countrywide Home Loans will deposit $1,000 in the Carryover Reserve Fund.
The Carryover Reserve Fund will not be an asset of any REMIC.

      On each Distribution Date, to the extent that Excess Cashflow is available as described under "-- Overcollateralization Provisions" above, the Trustee will deposit in the Carryover Reserve Fund the amount needed to pay any Net Rate
Carryover as described under "-- Overcollateralization Provisions" above.

      On each Distribution Date, to the extent that Excess Cashflow is available as described under "-- Overcollateralization Provisions" above, the Trustee will deposit in the Carryover Reserve Fund an amount equal to the excess, if any, of
(i) $1,000 over (ii) the amount of funds on deposit in the Carryover Reserve
Fund following all other deposits to, and withdrawals from, the Carryover
Reserve Fund on the Distribution Date (the "REQUIRED CARRYOVER RESERVE FUND
DEPOSIT").

CREDIT COMEBACK EXCESS ACCOUNT

      The Pooling and Servicing Agreement will require the Trustee to establish a reserve account (the "CREDIT COMEBACK EXCESS ACCOUNT"), which is held in trust by the Trustee on behalf of the holders of the Adjustable Rate Certificates. The
Credit Comeback Excess Account will not be an asset of any REMIC.

      On each Distribution Date, the Trustee will deposit in the Credit Comeback
Excess Account, all Credit Comeback Excess Amounts received during the related
Due Period. On each Distribution Date, all such Credit Comeback Excess Amounts received during such period will be distributed to the Adjustable Rate
Certificates to restore overcollateralization and to cover any Unpaid Realized
Loss Amounts as described under "--Overcollateralization Provisions." Any Credit
Comeback Excess Amounts remaining after the application of such amounts as described under "-- Overcollateralization Provisions" will be distributed to the
Class C Certificates and will not be available thereafter.

APPLIED REALIZED LOSS AMOUNTS

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Certificate Principal Balance of the Adjustable
Rate Certificates exceeds the sum of the aggregate Stated Principal Balance of the Mortgage Loans and the amount on deposit in the Pre-Funding Account, the amount of the excess will be applied first to reduce the Certificate Principal
Balances of the Class B, Class M-8, Class M-7, Class M-6,

                                       46

Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until the Certificate Principal Balance of the class has been reduced to zero. After the Certificate Principal Balances of the
Subordinate Certificates have been reduced to zero, (i) if the Certificate
Principal Balance of the Class 1-A Certificates exceeds the aggregate Stated
Principal Balance of the Mortgage Loans in Loan Group 1, the amount of such excess will be applied to reduce the Certificate Principal Balance of the Class
1-A Certificates, until the Certificate Principal Balance thereof has been reduced to zero, (ii) if the aggregate Certificate Principal Balance of the
Class 2-A Certificates exceeds the aggregate Stated Principal Balance of the
Mortgage Loans in Loan Group 2, the amount of such excess will be applied to reduce the Certificate Principal Balance of each class of Class 2-A
Certificates, pro rata, until the Certificate Principal Balances of such classes have been reduced to zero and (iii) if the aggregate Certificate Principal
Balance of the Class 3-A Certificates exceeds the aggregate Stated Principal
Balance of the Mortgage Loans in Loan Group 3, the amount of such excess will be applied to reduce the Certificate Principal Balance of each class of Class 3-A
Certificates, pro rata, until the Certificate Principal Balances of such classes have been reduced to zero reduction described in this paragraph is referred to as an "APPLIED REALIZED LOSS AMOUNT."

If the Certificate Principal Balance of a class of Certificates has been reduced through the application of Applied Realized Loss Amounts as described above, interest will accrue on the Certificate Principal Balance as so reduced unless the Certificate Principal Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Certificate Principal Balance of the
class as described in the definition of "Certificate Principal Balance"
described in this free writing prospectus under "-- Glossary of Terms --
Definitions Related to Distribution Dates and Collections."

                                       47

                                                                         ANNEX A

                        THE STATISTICAL CALCULATION POOL

      The following information sets forth in tabular format certain information, as of the Statistical Calculation Date, about the Mortgage Loans included in the Statistical Calculation Pool in respect of Loan Group 1, Loan
Group 2, Loan Group 3 and the Statistical Calculation Pool as a whole. Other than with respect to rates of interest, percentages are approximate and are stated by that portion of the Statistical Calculation Date Pool Principal
Balance representing Loan Group 1, Loan Group 2, Loan Group 3 or the Statistical
Calculation Pool as a whole. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit
Bureau Risk Score set forth below has been calculated without regard to any
Mortgage Loan for which the Credit Bureau Risk Score is unknown.

                             GROUP 1 MORTGAGE LOANS

                                        MORTGAGE LOAN PROGRAMS FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE LOAN PROGRAM        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

30-Year 6-month LIBOR ....      48      $ 11,000,721         2.59%      $ 229,182      7.473%      358.24        590        75.9%
2/28 6-month LIBOR .......     632       112,878,555        26.56         178,605      7.951       357.53        596        76.4
2/28 6-month LIBOR -
 24-month Interest Only ..     232        48,414,866        11.39         208,685      7.389       358.15        632        80.0
2/28 6-month LIBOR -
 60-month Interest Only ..      76        14,174,909         3.34         186,512      7.602       358.09        622        80.4
3/27 6-month LIBOR .......     663       107,608,970        25.32         162,306      8.099       357.47        604        78.4
3/27 6-month LIBOR -
 36-month Interest Only ..     185        32,086,464         7.55         173,440      7.636       357.99        632        79.9
3/27 6-month LIBOR -
 60-month Interest Only ..      39         7,723,543         1.82         198,040      7.846       357.71        635        79.0
5/25 6-month LIBOR .......       1           265,518         0.06         265,518      6.500       358.00        636        43.7
15-Year Fixed ............      28         3,339,517         0.79         119,268      7.798       177.74        599        66.1
15-Year Fixed -
 Credit Comeback .........      12           808,148         0.19          67,346      8.966       178.55        577        68.3
20-Year Fixed ............       2           107,811         0.03          53,906      9.401       233.00        585        34.4
30-Year Fixed ............     456        62,097,914        14.61         136,180      8.094       357.08        606        76.4
30-Year Fixed -
 Credit Comeback .........     127        15,408,120         3.63         121,324      8.667       358.31        574        79.2
30-Year Fixed -
 60-month Interest Only ..      39         8,705,419         2.05         223,216      7.403       358.30        631        78.2
30/15 Fixed Balloon ......       4           327,332         0.08          81,833      8.998       169.52        669        39.5
                            --------    ------------    ------------
 Total/Avg./Wtd. Avg .....   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                                                 A-1

                                   ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
ORIGINAL TERM (MONTHS)       LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

ARM 360 ..................   1,876      $334,153,544        78.63%      $ 178,120      7.853%      357.70        609        78.1%
Fixed 180 ................      44         4,474,997         1.05         101,704      8.097       177.29        601        64.5
Fixed 240 ................       2           107,811         0.03          53,906      9.401       233.00        585        34.4
Fixed 360 ................     622        86,211,453        20.29         138,604      8.127       357.42        603        77.1
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                   MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                           PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                               NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                                 OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MORTGAGE LOAN        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PRINCIPAL BALANCES             LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
---------------------------- --------    ------------    ------------    ---------    --------    ---------    --------    --------

$0.01 - $25,000.00 .........       2      $     41,083         0.01%      $  20,541      8.866%      181.80        642        72.3%
$25,000.01 - $50,000.00 ....      30         1,341,518         0.32          44,717      9.588       304.79        594        57.2
$50,000.01 - $75,000.00 ....     177        11,323,277         2.66          63,973      9.022       341.94        612        75.4
$75,000.01 - $100,000.00 ...     390        34,757,611         8.18          89,122      8.485       353.13        607        77.8
$100,000.01 - $150,000 00 ..     757        91,219,563        21.47         120,501      8.268       355.82        599        78.0
$150,000.01 - $200,000 00 ..     475        82,625,732        19.44         173,949      7.912       356.87        605        77.3
$200,000.01 - $250,000 00 ..     255        57,178,099        13.46         224,228      7.637       356.51        611        76.7
$250,000.01 - $300,000 00 ..     204        55,823,251        13.14         273,643      7.597       357.91        613        78.1
$300,000.01 - $350,000 00 ..     127        41,345,135         9.73         325,552      7.617       356.25        610        78.1
$350,000.01 - $400,000 00 ..      97        36,146,101         8.51         372,640      7.445       355.84        616        79.3
$400,000.01 - $450,000 00 ..      21         8,677,669         2.04         413,222      7.704       357.52        630        78.2
$450,000.01 - $500,000 00 ..       7         3,349,155         0.79         478,451      7.052       356.02        639        82.9
$500,000.01 - $550,000 00 ..       1           539,999         0.13         539,999      7.150       355.00        622        90.0
$550,000.01 - $600,000 00 ..       1           579,611         0.14         579,611      8.000       359.00        562        80.0
                              --------    ------------    ------------
   Total/Avg./Wtd. Avg .....   2,544      $424,947,806       100.00%
                              ========    ============    ============

                                                                 A-2

                            STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
STATE                        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Alabama ..................      32      $  3,435,659         0.81%      $ 107,364      8.957%      357.87        584        85.6%
Alaska ...................       6         1,390,441         0.33         231,740      9.487       358.63        636        83.8
Arizona ..................     104        17,404,016         4.10         167,346      7.822       357.15        599        75.3
Arkansas .................      19         2,204,893         0.52         116,047      8.748       358.42        609        87.8
California ...............     204        55,522,922        13.07         272,171      7.341       357.32        597        73.0
Colorado .................      40         6,959,526         1.64         173,988      7.767       349.06        611        79.6
Connecticut ..............      45         8,140,422         1.92         180,898      8.090       357.79        593        79.2
Delaware .................       6           728,820         0.17         121,470      8.306       358.91        562        74.1
District of Columbia .....       7         1,147,973         0.27         163,996      7.485       358.18        604        65.7
Florida ..................     202        32,301,036         7.60         159,906      7.903       356.03        604        75.0
Georgia ..................     120        16,830,318         3.96         140,253      8.463       356.66        612        82.5
Hawaii ...................      22         6,700,549         1.58         304,570      7.518       357.46        600        75.7
Idaho ....................      15         2,131,363         0.50         142,091      8.359       357.83        601        79.9
Illinois .................     110        18,527,682         4.36         168,433      7.980       357.41        628        80.0
Indiana ..................      30         3,304,801         0.78         110,160      8.476       351.85        609        83.3
Iowa .....................      11         1,107,850         0.26         100,714      9.291       350.31        600        82.0
Kansas ...................      13         1,473,639         0.35         113,357      8.907       358.08        606        85.4
Kentucky .................      23         2,358,098         0.55         102,526      8.221       355.40        620        79.6
Louisiana ................       2           248,579         0.06         124,290      8.263       358.58        618        85.8
Maine ....................       8         1,084,859         0.26         135,607      7.489       357.05        629        79.2
Maryland .................      77        15,344,575         3.61         199,280      8.087       355.95        606        77.3
Massachusetts ............     102        23,120,955         5.44         226,676      7.526       357.02        611        73.5
Michigan .................     105        12,705,205         2.99         121,002      8.880       356.31        601        83.1
Minnesota ................      56         9,806,218         2.31         175,111      8.036       357.02        615        81.8
Mississippi ..............       5           546,632         0.13         109,326      7.926       357.27        577        83.2
Missouri .................      33         3,523,458         0.83         106,771      8.915       356.96        590        80.7
Montana ..................       7         1,226,471         0.29         175,210      8.229       357.02        612        81.2
Nebraska .................       3           293,315         0.07          97,772      8.334       359.00        593        75.9
Nevada ...................      45         9,154,145         2.15         203,425      7.634       358.51        615        75.1
New Hampshire ............      23         4,219,447         0.99         183,454      7.659       352.01        602        78.1
New Jersey ...............      89        17,668,365         4.16         198,521      7.974       356.42        611        75.8
New Mexico ...............      23         2,699,092         0.64         117,352      8.427       358.49        599        76.7
New York .................     134        32,293,785         7.60         240,998      7.355       352.92        624        75.9
North Carolina ...........      88        10,534,343         2.48         119,708      8.349       354.43        608        83.0
North Dakota .............       3           309,922         0.07         103,307      8.926       358.65        585        84.1
Ohio .....................      39         4,642,538         1.09         119,039      8.282       357.22        614        82.2
Oklahoma .................      18         1,564,147         0.37          86,897      9.758       357.60        577        81.6
Oregon ...................      32         5,708,201         1.34         178,381      7.771       349.97        624        74.1
Pennsylvania .............      58         8,487,766         2.00         146,341      8.206       356.15        598        82.3
Rhode Island .............       7         1,245,412         0.29         177,916      7.791       358.36        577        73.7
South Carolina ...........      43         4,817,890         1.13         112,044      8.413       351.14        602        83.5
South Dakota .............       1           106,722         0.03         106,722      7.550       359.00        679        80.0
Tennessee ................      61         6,783,310         1.60         111,202      8.327       353.24        614        83.2
Texas ....................     245        24,806,882         5.84         101,253      8.300       349.65        613        80.0
Utah .....................      18         2,564,606         0.60         142,478      7.690       355.71        630        79.8
Vermont ..................       3           359,731         0.08         119,910      7.521       359.00        587        81.8
Virginia .................      72        14,085,721         3.31         195,635      7.811       356.96        605        77.5
Washington ...............      97        18,575,475         4.37         191,500      7.569       357.34        615        80.1
West Virginia ............      14         1,897,709         0.45         135,551      7.900       349.75        586        71.9
Wisconsin ................      21         2,489,060         0.59         118,527      8.595       358.70        597        83.7
Wyoming ..................       3           363,263         0.09         121,088      8.299       359.00        602        85.7
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                                                 A-3

                                         LOAN-TO-VALUE RATIOS FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF LOAN-TO-VALUE      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATIOS (%)                   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

50.00 or Less ............     153      $ 22,808,505         5.37%      $ 149,075      7.541%      347.32        589        39.5%
50.01 - 55.00 ............      47         7,536,233         1.77         160,345      7.768       353.40        592        53.0
55.01 - 60.00 ............      70        11,976,331         2.82         171,090      7.462       355.78        598        58.0
60.01 - 65.00 ............      96        16,681,234         3.93         173,763      7.715       356.51        589        62.8
65.01 - 70.00 ............     159        27,708,133         6.52         174,265      7.805       356.17        584        68.3
70.01 - 75.00 ............     221        38,450,579         9.05         173,985      7.900       353.64        586        73.7
75.01 - 80.00 ............     993       154,199,972        36.29         155,287      7.730       356.19        622        79.7
80.01 - 85.00 ............     262        49,245,149        11.59         187,959      8.116       357.91        594        84.4
85.01 - 90.00 ............     357        68,854,041        16.20         192,868      8.209       356.81        616        89.5
90.01 - 95.00 ............      99        15,523,178         3.65         156,800      8.682       355.56        618        94.5
95.01 - 100.00 ...........      87        11,964,450         2.82         137,522      8.511       356.13        633        99.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                        CURRENT MORTGAGE RATES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CURRENT MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 4.500 ............       1      $    289,360         0.07%      $ 289,360      4.375%      359.00        631        95.0%
4.501 - 5.000 ............       2           528,122         0.12         264,061      4.997       354.00        772        80.0
5.001 - 5.500 ............      11         2,766,285         0.65         251,480      5.445       356.74        633        65.1
5.501 - 6.000 ............      43        10,188,264         2.40         236,936      5.884       356.45        639        75.6
6.001 - 6.500 ............     117        26,005,451         6.12         222,269      6.364       355.10        642        75.2
6.501 - 7.000 ............     312        66,109,977        15.56         211,891      6.836       356.41        625        75.6
7.001 - 7.500 ............     369        67,120,721        15.80         181,899      7.304       354.87        615        75.4
7.501 - 8.000 ............     503        83,428,108        19.63         165,861      7.795       355.25        614        77.6
8.001 - 8.500 ............     345        54,722,510        12.88         158,616      8.301       356.77        598        78.6
8.501 - 9.000 ............     349        49,895,813        11.74         142,968      8.787       357.33        589        79.4
9.001 - 9.500 ............     183        25,796,249         6.07         140,963      9.303       353.58        581        82.8
9.501 - 10.000 ...........     144        18,733,218         4.41         130,092      9.776       357.30        572        81.4
10.001 - 10.500 ..........      63         6,990,711         1.65         110,964     10.278       353.16        573        83.1
10.501 - 11.000 ..........      50         5,972,322         1.41         119,446     10.753       351.90        569        82.4
11.001 - 11.500 ..........      36         4,648,018         1.09         129,112     11.281       354.58        575        83.9
11.501 - 12.000 ..........      13         1,430,019         0.34         110,001     11.789       348.80        575        88.5
12.001 - 12.500 ..........       3           322,658         0.08         107,553     12.176       341.52        552        88.2
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                                                 A-4

                                    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGED PROPERTY TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Single Family Residence ..   1,937      $317,704,524        74.76%      $ 164,019      7.970%      355.71        605        77.7%
Planned Unit Development .     343        59,017,931        13.89         172,064      7.781       355.66        610        78.8
Low-Rise Condominium .....     137        22,103,519         5.20         161,340      7.618       356.54        630        79.0
Two Family Home ..........      93        17,796,873         4.19         191,364      7.722       354.03        614        74.7
Three Family Home ........      17         4,615,170         1.09         271,481      7.969       357.61        641        78.9
Four Family Home .........      12         2,822,575         0.66         235,215      7.755       357.60        612        65.4
High-Rise Condominium ....       5           887,213         0.21         177,443      7.080       356.87        664        75.3
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                            LOAN PURPOSES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN PURPOSE                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Refinance - Cash Out .....   1,552      $284,081,452        66.85%      $ 183,042      7.865%      355.38        596        75.4%
Purchase .................     815       113,519,414        26.71         139,288      7.994       356.83        638        83.2
Refinance - Rate/Term ....     177        27,346,940         6.44         154,502      8.055       354.50        606        79.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                           OCCUPANCY TYPES FOR THE GROUP 1 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
OCCUPANCY TYPE               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Owner Occupied ...........   2,400      $404,349,859        95.15%      $ 168,479      7.885%      355.82        606        77.6%
Investment Property ......     123        17,231,174         4.05         140,091      8.487       352.93        647        81.7
Second Home ..............      21         3,366,774         0.79         160,323      8.154       356.89        683        75.8
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

__________________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                                                 A-5

                                  REMAINING TERMS TO STATED MATURITY FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF REMAINING          MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
TERMS (MONTHS)               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

1 - 120 ..................       1      $     22,080         0.01%      $  22,080      8.750%       99.00        648        70.0%
121 - 180 ................      43         4,452,917         1.05         103,556      8.094       177.67        600        64.5
181 - 300 ................      13           850,839         0.20          65,449     10.294       262.89        647        61.7
301 - 360 ................   2,487       419,621,970        98.75         168,726      7.905       357.80        608        77.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                       LOAN DOCUMENTATION TYPE FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN DOCUMENTATION TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Full Documentation .......   1,625      $265,437,222        62.46%      $ 163,346      7.815%      355.74        597        78.8%
Stated Income ............     917       159,074,125        37.43         173,472      8.074       355.64        626        75.9
Streamline ...............       2           436,459         0.10         218,229      7.285       359.00        585        85.2
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                    CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CREDIT BUREAU      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RISK SCORES                  LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

801 - 820 ................       2      $    195,909         0.05%      $  97,954      8.829%      355.26        806        81.5%
781 - 800 ................       4           802,273         0.19         200,568      6.535       357.80        793        68.9
761 - 780 ................      14         2,903,948         0.68         207,425      7.479       357.33        773        80.3
741 - 760 ................      12         1,848,354         0.43         154,029      6.968       356.59        747        83.6
721 - 740 ................      35         5,950,738         1.40         170,021      7.308       355.25        731        77.7
701 - 720 ................      50         8,179,907         1.92         163,598      7.219       354.31        708        82.9
681 - 700 ................      97        17,528,175         4.12         180,703      7.529       355.57        690        80.6
661 - 680 ................     172        30,370,209         7.15         176,571      7.649       354.01        671        79.0
641 - 660 ................     275        46,276,152        10.89         168,277      7.452       355.72        650        79.6
621 - 640 ................     381        63,513,274        14.95         166,702      7.704       356.46        630        79.5
601 - 620 ................     349        60,885,146        14.33         174,456      7.733       355.60        611        79.0
581 - 600 ................     333        54,327,699        12.78         163,146      7.912       356.68        590        78.1
561 - 580 ................     233        40,001,041         9.41         171,678      8.095       354.42        570        77.2
541 - 560 ................     228        36,071,019         8.49         158,206      8.363       355.04        550        73.8
521 - 540 ................     229        35,774,142         8.42         156,219      8.771       356.02        530        74.6
501 - 520 ................     124        19,235,313         4.53         155,123      8.835       357.09        511        70.1
500 or Less ..............       6         1,084,507         0.26         180,751      8.787       358.80        500        66.8
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...   2,544      $424,947,806       100.00%
                            ========    ============    ============

__________________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 1 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                                                 A-6

                                       CREDIT GRADE CATEGORIES FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CREDIT GRADE CATEGORY        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

A ........................   2,073      $343,486,021        80.83%      $ 165,695      7.833%      355.57        616        78.9%
A- .......................     134        25,147,386         5.92         187,667      8.343       357.36        574        76.4
B ........................     197        34,025,142         8.01         172,716      8.198       356.53        571        72.4
C ........................      97        15,707,859         3.70         161,937      8.283       357.94        572        68.8
C- .......................      38         5,862,701         1.38         154,282      7.925       345.91        586        72.4
D ........................       5           718,697         0.17         143,739      8.303       358.00        545        42.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                      PREPAYMENT PENALTY PERIOD FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
PREPAYMENT PENALTY          MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PERIOD (MONTHS)              LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................     922      $147,443,297        34.70%      $ 159,917      8.167%      354.38        615        78.5%
12 .......................     136        27,993,300         6.59         205,833      7.579       350.52        617        76.6
13 .......................       1           279,500         0.07         279,500      8.750       358.00        712        83.9
24 .......................     832       151,461,531        35.64         182,045      7.690       357.58        604        77.2
30 .......................       4           786,433         0.19         196,608      8.083       357.29        592        88.0
36 .......................     649        96,983,745        22.82         149,436      7.962       356.28        601        77.6
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                       RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 1
                                 ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                           WEIGHTED                                                                         WEIGHTED
                           AVERAGE                              PERCENT OF                       WEIGHTED   AVERAGE    WEIGHTED
                          MONTHS TO     NUMBER     AGGREGATE    AGGREGATE    AVERAGE   WEIGHTED   AVERAGE    CREDIT    AVERAGE
                             NEXT         OF       PRINCIPAL    PRINCIPAL    CURRENT   AVERAGE   REMAINING   BUREAU    LOAN-TO-
RANGE OF MONTHS TO NEXT   ADJUSTMENT   MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE    TERM       RISK      VALUE
ADJUSTMENT DATE              DATE       LOANS     OUTSTANDING  OUTSTANDING   BALANCE     RATE    (MONTHS)    SCORE      RATIO
-----------------------   ----------   --------  ------------  -----------  ---------  --------  ---------  --------   --------

 0 - 6 ................         5          53    $ 11,441,029       3.42%   $215,868    7.572%     355.62     594        75.7%
13 - 18 ...............        17         127      23,444,969       7.02     184,606    7.292      353.36     631        82.3
19 - 24 ...............        23         809     151,768,701      45.42     187,600    7.837      358.52     605        77.0
25 - 31 ...............        30         186      31,167,496       9.33     167,567    7.505      353.87     631        82.7
32 - 37 ...............        35         700     116,065,832      34.73     165,808    8.111      358.72     606        77.7
38 or Greater .........        58           1         265,518       0.08     265,518    6.500      358.00     636        43.7
                                       --------  ------------  -----------
   Total/Avg./Wtd. Avg.                 1,876    $334,153,544     100.00%
                                       ========  ============  ===========

                                                                 A-7

                                    GROSS MARGINS FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RANGE OF GROSS MARGINS (%)   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

2.001 - 3.000 ............       7      $  2,078,428         0.62%      $ 296,918      7.011%      358.76        591        76.0%
3.001 - 4.000 ............      10         1,853,603         0.55         185,360      7.264       358.12        581        71.5
4.001 - 5.000 ............      52        10,173,906         3.04         195,652      6.931       358.41        612        68.3
5.001 - 6.000 ............     458        87,843,759        26.29         191,799      7.247       357.94        609        74.6
6.001 - 7.000 ............     595       109,667,281        32.82         184,315      7.624       357.76        618        78.0
7.001 - 8.000 ............     522        86,779,291        25.97         166,244      8.285       357.36        608        80.5
8.001 - 9.000 ............     190        30,498,257         9.13         160,517      9.215       357.57        591        83.9
9.001 - 10.000 ...........      31         3,968,760         1.19         128,025      9.704       356.29        582        86.6
10.001 - 11.000 ..........       9         1,025,734         0.31         113,970     10.905       357.10        566        89.2
11.001 - 12.000 ..........       2           264,526         0.08         132,263     12.105       359.00        548        90.0
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Gross Margin for the Group 1 Adjustable Rate Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 6.723%.

                                MAXIMUM MORTGAGE RATES FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MAXIMUM            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

10.501 - 11.000 ..........       1      $    373,261         0.11%      $ 373,261      5.000%      354.00        776        80.0%
11.001 - 11.500 ..........       1           289,360         0.09         289,360      4.375       359.00        631        95.0
11.501 - 12.000 ..........       9         1,797,026         0.54         199,670      5.810       354.77        673        75.5
12.001 - 12.500 ..........      24         5,561,568         1.66         231,732      5.997       357.05        656        70.5
12.501 - 13.000 ..........      59        12,896,763         3.86         218,589      6.294       356.98        635        74.8
13.001 - 13.500 ..........     129        26,661,704         7.98         206,680      6.653       357.06        630        76.1
13.501 - 14.000 ..........     280        58,875,537        17.62         210,270      6.997       357.63        620        75.0
14.001 - 14.500 ..........     289        55,158,626        16.51         190,860      7.464       357.73        614        76.4
14.501 - 15.000 ..........     358        61,871,010        18.52         172,824      7.931       357.82        612        79.3
15.001 - 15.500 ..........     236        37,507,797        11.22         158,931      8.407       357.79        591        79.9
15.501 - 16.000 ..........     225        34,019,296        10.18         151,197      8.834       358.13        593        80.4
16.001 - 16.500 ..........     101        16,039,811         4.80         158,810      9.372       357.91        583        84.4
16.501 - 17.000 ..........      88        12,559,823         3.76         142,725      9.844       358.02        577        80.0
17.001 - 17.500 ..........      30         3,696,656         1.11         123,222     10.334       358.09        573        85.0
17.501 - 18.000 ..........      23         2,975,063         0.89         129,351     10.777       357.18        586        83.5
18.001 - 18.500 ..........      16         2,806,359         0.84         175,397     11.254       358.75        584        83.8
18.501 - 19.000 ..........       5           799,360         0.24         159,872     11.782       359.00        574        89.1
19.001 - 19.500 ..........       2           264,526         0.08         132,263     12.105       359.00        548        90.0
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Maximum Mortgage Rate for the Group 1 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 14.687%.

                                                                 A-8

                              INITIAL PERIODIC RATE CAP FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INITIAL PERIODIC            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATE CAP (%)                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................      55      $ 11,975,657         3.58%      $ 217,739      7.472%      358.12        594        76.4%
1.500 ....................   1,444       252,883,075        75.68         175,127      7.855       357.75        610        78.7
2.000 ....................      18         3,412,528         1.02         189,585      7.507       356.59        609        77.5
3.000 ....................     358        65,615,283        19.64         183,283      7.935       357.48        608        76.2
6.000 ....................       1           267,000         0.08         267,000      7.100       358.00        598        80.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Initial Periodic Rate Cap for the Group 1 Adjustable
      Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
      Date was approximately 1.785%.

                             SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
SUBSEQUENT PERIODIC         MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATE CAP (%)                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................     367      $ 70,043,046        20.96%      $ 190,853      7.872%      357.56        606        76.2%
1.500 ....................   1,506       263,459,146        78.84         174,940      7.848       357.74        610        78.6
2.000 ....................       3           651,352         0.19         217,117      7.938       355.78        619        78.8
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Subsequent Periodic Rate Cap for the Group 1
      Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
      the Cut-off Date was approximately 1.396%.

                                MINIMUM MORTGAGE RATES FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MINIMUM MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 5.000 ............       4      $  1,033,282         0.31%      $ 258,321      5.241%      355.19        712        84.2%
5.001 - 6.000 ............      55        12,309,624         3.68         223,811      5.893       356.76        632        71.3
6.001 - 7.000 ............     358        77,699,762        23.25         217,038      6.747       357.43        628        76.0
7.001 - 8.000 ............     652       116,964,302        35.00         179,393      7.575       357.72        616        77.5
8.001 - 9.000 ............     514        82,566,472        24.71         160,635      8.545       357.92        595        79.3
9.001 - 10.000 ...........     209        31,796,815         9.52         152,138      9.520       357.94        577        82.4
Greater than 10.000 ......      84        11,783,287         3.53         140,277     10.834       358.15        579        84.8
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Minimum Mortgage Rate for the Group 1 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 7.825%.

                                                                 A-9

                                 NEXT ADJUSTMENT DATE FOR THE GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
NEXT ADJUSTMENT DATE         LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

March 2006 ...............       2      $    379,406         0.11%      $ 189,703      6.841%      355.00        609        90.0%
April 2006 ...............       1            34,198         0.01          34,198     10.125       302.00        679        74.2
May 2006 .................       2           249,198         0.07         124,599      9.723       283.59        707        60.1
June 2006 ................       4           758,974         0.23         189,744      7.672       350.71        604        80.0
July 2006 ................      42         9,577,356         2.87         228,032      7.565       358.17        590        74.7
August 2006 ..............       2           441,897         0.13         220,949      6.772       354.00        590        85.7
March 2007 ...............       1            43,750         0.01          43,750      8.250       349.00        717       100.0
May 2007 .................       3           502,858         0.15         167,619      7.743       351.00        569        83.5
June 2007 ................      10         1,892,193         0.57         189,219      7.777       352.03        602        83.5
July 2007 ................      56         9,563,959         2.86         170,785      7.376       353.00        623        82.1
August 2007 ..............      57        11,442,208         3.42         200,740      7.117       354.00        646        82.1
September 2007 ...........      26         5,931,643         1.78         228,140      7.089       355.00        636        83.2
October 2007 .............       5           847,965         0.25         169,593      7.446       356.17        596        78.1
November 2007 ............      33         5,482,997         1.64         166,151      7.409       357.18        607        76.8
December 2007 ............     204        37,246,610        11.15         182,581      7.969       358.03        607        76.3
January 2008 .............     540       102,173,085        30.58         189,209      7.859       359.00        602        77.0
February 2008 ............       1            86,400         0.03          86,400      7.800       360.00        638        80.0
March 2008 ...............       1            94,500         0.03          94,500      7.975       349.00        610        90.0
May 2008 .................       1           192,482         0.06         192,482      8.816       351.00        575        45.5
June 2008 ................       1           151,085         0.05         151,085      8.000       352.00        681        80.0
July 2008 ................      45         7,849,440         2.35         174,432      7.720       353.00        637        83.4
August 2008 ..............     111        17,828,823         5.34         160,620      7.438       354.01        628        82.2
September 2008 ...........      27         5,051,167         1.51         187,080      7.336       355.00        635        84.6
October 2008 .............       3         1,051,076         0.31         350,359      7.311       356.00        647        88.4
November 2008 ............      25         4,984,564         1.49         199,383      7.858       357.00        612        81.8
December 2008 ............     124        20,443,498         6.12         164,867      8.190       358.05        616        78.2
January 2009 .............     548        89,586,695        26.81         163,479      8.117       359.00        603        77.3
December 2010 ............       1           265,518         0.08         265,518      6.500       358.00        636        43.7
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,876      $334,153,544       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Next Adjustment Date for the Group 1 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      is April 2008.

                                         INTEREST ONLY PERIOD FOR THE GROUP 1 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INTEREST ONLY PERIOD        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................   1,973      $313,842,606        73.85%      $ 159,069      8.050%      354.87        600        77.0%
24 .......................     232        48,414,866        11.39         208,685      7.389       358.15        632        80.0
36 .......................     185        32,086,464         7.55         173,440      7.636       357.99        632        79.9
60 .......................     154        30,603,870         7.20         198,726      7.607       358.05        628        79.4
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,544      $424,947,806       100.00%
                            ========    ============    ============

                                                                A-10

                                                       GROUP 2 MORTGAGE LOANS

                                        MORTGAGE LOAN PROGRAMS FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE LOAN PROGRAM        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

30-Year 6-month LIBOR ....      33      $ 10,762,063         2.47%      $ 326,123      7.938%      358.31        636        83.8%
2/28 6-month LIBOR .......     598        83,382,985        19.13         139,436      8.242       357.64        609        81.9
2/28 6-month LIBOR -
   24-month Interest Only      204        63,334,137        14.53         310,461      7.621       358.56        644        80.7
2/28 6-month LIBOR -
   60-month Interest Only       49        12,992,072         2.98         265,144      7.523       358.06        646        81.2
3/27 6-month LIBOR .......     804       105,396,020        24.18         131,090      8.388       357.82        607        81.5
3/27 6-month LIBOR -
   36-month Interest Only      117        35,908,728         8.24         306,912      7.740       358.04        655        82.1
3/27 6-month LIBOR -
   60-month Interest Only       14         3,969,530         0.91         283,538      8.160       357.76        639        81.2
15-Year Fixed ............      19         1,680,847         0.39          88,466      7.982       171.71        610        55.5
15-Year Fixed -
   Credit Comeback .......       9         1,148,789         0.26         127,643      8.349       178.47        601        74.6
30-Year Fixed ............     359        59,001,262        13.53         164,349      7.615       358.10        615        79.2
30-Year Fixed -
   Credit Comeback .......     238        39,209,016         8.99         164,744      8.314       358.56        577        80.0
30-Year Fixed -
   60-month Interest Only       65        19,064,904         4.37         293,306      7.209       357.97        629        81.1
30/15 Fixed Balloon ......       1           109,939         0.03         109,939      8.950       179.00        660        68.8
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                   ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
ORIGINAL TERM (MONTHS)       LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

ARM 360 ..................   1,819      $315,745,534        72.43%      $ 173,582      8.068%      357.97        624        81.6%
Fixed 180 ................      29         2,939,575         0.67         101,365      8.161       174.63        608        63.5
Fixed 360 ................     662       117,275,182        26.90         177,153      7.783       358.23        604        79.8
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                                                A-11

                                   MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MORTGAGE LOAN      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PRINCIPAL BALANCES           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

$0.01 - $25,000.00 .......       3      $     50,392         0.01%      $  16,797     10.238%      153.87        593        59.4%
$25,000.01 - $50,000.00 ..      36         1,600,437         0.37          44,457      9.880       334.63        584        72.5
$50,000.01 - $75,000.00 ..     392        25,120,288         5.76          64,082      9.127       355.50        594        83.5
$75,000.01 - $100,000.00 .     653        57,709,261        13.24          88,376      8.361       355.46        597        80.2
$100,000.01 - $150,000 00      432        50,427,271        11.57         116,730      8.260       354.04        602        79.3
$150,000.01 - $200,000 00      239        41,836,112         9.60         175,046      8.184       358.59        609        81.3
$200,000.01 - $250,000 00      182        40,927,516         9.39         224,876      7.957       356.52        624        81.5
$250,000.01 - $300,000 00      165        45,177,395        10.36         273,802      7.683       357.20        629        80.4
$300,000.01 - $350,000 00      127        40,745,383         9.35         320,830      7.789       358.38        637        81.8
$350,000.01 - $400,000 00       70        26,189,530         6.01         374,136      7.719       358.17        633        82.1
$400,000.01 - $450,000 00       75        32,084,836         7.36         427,798      7.731       357.87        628        82.3
$450,000.01 - $500,000 00       60        28,373,437         6.51         472,891      7.552       358.09        629        81.2
$500,000.01 - $550,000 00       28        14,624,602         3.35         522,307      7.314       357.64        639        79.1
$550,000.01 - $600,000 00       29        16,768,903         3.85         578,238      7.419       357.35        640        82.5
$600,000.01 - $650,000 00        7         4,376,069         1.00         625,153      7.200       357.29        630        78.0
$700,000.01 - $750,000 00        5         3,647,313         0.84         729,463      7.783       358.80        648        77.4
$750,000.01 - $800,000 00        1           768,000         0.18         768,000      6.750       359.00        617        80.0
$800,000.01 - $850,000 00        1           849,516         0.19         849,516      8.800       359.00        637        85.0
$850,000.01 - $900,000 00        2         1,745,205         0.40         872,603      8.563       359.00        591        80.2
Greater than $900,000.00 .       3         2,938,826         0.67         979,609      8.061       359.00        609        77.6
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                                                A-12

                            STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
STATE                        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Alabama ..................      53      $  5,417,567         1.24%      $ 102,218      8.682%      358.02        584        86.3%
Alaska ...................       3           598,670         0.14         199,557      7.816       359.00        659        87.2
Arizona ..................      63        11,258,163         2.58         178,701      8.245       355.67        605        75.8
Arkansas .................      11         1,488,374         0.34         135,307      8.960       358.85        615        96.3
California ...............     298       108,663,462        24.93         364,642      7.420       357.31        627        78.5
Colorado .................      35         5,974,779         1.37         170,708      7.681       350.51        618        82.9
Connecticut ..............      20         4,071,176         0.93         203,559      7.705       357.43        627        78.8
Delaware .................       6         1,417,559         0.33         236,260      8.303       358.47        633        78.8
District of Columbia .....       1           103,269         0.02         103,269      8.375       356.00        613        41.6
Florida ..................     250        43,775,857        10.04         175,103      8.425       356.43        609        79.8
Georgia ..................      72         9,208,301         2.11         127,893      8.330       358.52        614        81.4
Hawaii ...................      17         6,387,742         1.47         375,750      7.240       358.58        652        79.7
Idaho ....................      27         3,328,785         0.76         123,288      8.031       350.12        607        80.3
Illinois .................      85        13,747,744         3.15         161,738      8.279       358.14        636        82.1
Indiana ..................      58         5,433,998         1.25          93,690      8.316       351.61        598        84.8
Iowa .....................      14         1,266,325         0.29          90,452      9.064       358.28        591        84.1
Kansas ...................      17         1,443,409         0.33          84,906      8.988       358.45        602        84.4
Kentucky .................      34         3,251,945         0.75          95,645      9.132       338.87        577        80.8
Louisiana ................      11           867,151         0.20          78,832      8.793       358.25        582        83.1
Maine ....................       4           275,164         0.06          68,791      7.332       357.84        623        71.6
Maryland .................      28         6,067,811         1.39         216,708      8.230       358.38        624        81.0
Massachusetts ............      29         6,906,790         1.58         238,165      8.092       357.99        603        77.8
Michigan .................      83         7,738,921         1.78          93,240      8.738       357.97        598        80.3
Minnesota ................      17         3,104,921         0.71         182,642      7.928       358.23        634        83.7
Mississippi ..............      16         1,695,672         0.39         105,979      7.916       357.98        612        86.7
Missouri .................      64         7,370,278         1.69         115,161      8.572       357.96        613        81.0
Montana ..................       7           788,797         0.18         112,685      8.341       357.14        589        83.3
Nebraska .................       5           397,603         0.09          79,521      8.628       354.83        615        86.1
Nevada ...................      51        12,202,571         2.80         239,266      7.971       357.34        636        80.9
New Hampshire ............      13         2,963,395         0.68         227,953      7.822       345.85        603        82.1
New Jersey ...............      45        11,697,003         2.68         259,933      8.224       358.29        637        82.4
New Mexico ...............      12         1,469,967         0.34         122,497      8.837       350.59        619        84.0
New York .................      97        25,901,955         5.94         267,030      7.367       356.64        655        84.7
North Carolina ...........      64         6,449,277         1.48         100,770      8.548       356.78        600        82.3
North Dakota .............       3           271,623         0.06          90,541      8.155       359.00        617        83.8
Ohio .....................      91         8,660,340         1.99          95,169      8.377       357.93        604        83.6
Oklahoma .................      33         2,914,398         0.67          88,315      8.430       357.24        587        83.0
Oregon ...................      23         5,584,186         1.28         242,791      7.782       358.23        614        82.7
Pennsylvania .............     119        12,889,372         2.96         108,314      8.651       356.11        593        84.6
Rhode Island .............       5         1,879,530         0.43         375,906      8.528       358.77        605        76.4
South Carolina ...........      28         3,375,848         0.77         120,566      8.386       356.37        614        83.6
South Dakota .............       4           356,812         0.08          89,203      9.047       358.04        589        87.6
Tennessee ................      83         9,056,128         2.08         109,110      8.280       355.12        598        83.7
Texas ....................     326        34,145,605         7.83         104,741      8.262       356.73        607        82.4
Utah .....................      16         2,381,542         0.55         148,846      7.952       358.66        609        81.4
Virginia .................      54        12,514,467         2.87         231,749      8.390       358.61        602        82.3
Washington ...............      79        15,746,903         3.61         199,328      7.346       357.34        628        80.5
West Virginia ............      10           913,732         0.21          91,373      8.901       358.11        627        81.1
Wisconsin ................      17         1,751,271         0.40         103,016      8.704       357.81        607        79.9
Wyoming ..................       9           784,134         0.18          87,126      8.403       358.32        607        83.4
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                                                A-13

                                         LOAN-TO-VALUE RATIOS FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF LOAN-TO-VALUE      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATIOS (%)                   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

50.00 or Less ............      70      $  8,537,934         1.96%      $ 121,970      7.434%      337.85        614        40.9%
50.01 - 55.00 ............      23         3,181,787         0.73         138,339      7.789       342.08        587        52.0
55.01 - 60.00 ............      25         4,460,447         1.02         178,418      7.438       358.74        599        58.4
60.01 - 65.00 ............      46         6,407,445         1.47         139,292      8.040       356.51        572        63.1
65.01 - 70.00 ............      79        16,631,362         3.81         210,524      7.730       352.82        588        68.9
70.01 - 75.00 ............     176        28,644,525         6.57         162,753      7.883       357.40        596        74.2
75.01 - 80.00 ............   1,301       230,409,238        52.85         177,102      7.845       358.26        630        79.8
80.01 - 85.00 ............     183        37,339,471         8.56         204,041      7.982       354.70        603        84.1
85.01 - 90.00 ............     301        56,860,532        13.04         188,905      8.231       357.00        611        89.4
90.01 - 95.00 ............     133        21,046,917         4.83         158,247      9.240       356.86        603        94.8
95.01 - 100.00 ...........     173        22,440,633         5.15         129,715      8.411       356.05        636        99.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                        CURRENT MORTGAGE RATES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CURRENT            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 4.500 ............       1      $    284,659         0.07%      $ 284,659      4.375%      354.00        598       100.0%
5.001 - 5.500 ............       4         1,355,355         0.31         338,839      5.487       341.62        683        63.7
5.501 - 6.000 ............      26         8,686,000         1.99         334,077      5.865       356.37        648        77.4
6.001 - 6.500 ............      75        21,165,631         4.85         282,208      6.366       357.09        648        77.4
6.501 - 7.000 ............     255        64,487,419        14.79         252,892      6.833       356.37        634        79.1
7.001 - 7.500 ............     310        61,611,879        14.13         198,748      7.324       357.93        632        79.7
7.501 - 8.000 ............     551        97,421,548        22.35         176,809      7.795       356.60        618        80.6
8.001 - 8.500 ............     376        58,220,360        13.35         154,841      8.300       357.22        616        80.9
8.501 - 9.000 ............     352        55,222,352        12.67         156,882      8.794       357.00        614        82.4
9.001 - 9.500 ............     178        25,257,699         5.79         141,897      9.278       355.84        593        83.5
9.501 - 10.000 ...........     178        22,149,007         5.08         124,433      9.783       358.27        588        85.7
10.001 - 10.500 ..........      74         8,101,277         1.86         109,477     10.302       356.60        578        86.9
10.501 - 11.000 ..........      59         5,444,915         1.25          92,287     10.797       355.51        560        86.9
11.001 - 11.500 ..........      37         3,837,533         0.88         103,717     11.311       352.28        567        88.1
11.501 - 12.000 ..........      22         1,692,797         0.39          76,945     11.780       352.10        548        83.8
12.001 - 12.500 ..........       8           662,651         0.15          82,831     12.425       340.58        550        89.6
12.501 - 13.000 ..........       2           109,822         0.03          54,911     12.550       359.00        501        65.0
13.501 - 14.000 ..........       2           249,388         0.06         124,694     13.625       355.44        539        93.2
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                                                A-14

                                    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGED PROPERTY TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Single Family Residence ..   1,911      $315,342,725        72.33%      $ 165,015      7.996%      356.67        615        80.8%
Planned Unit Development .     389        80,672,072        18.50         207,383      8.004       357.99        623        81.1
Low-Rise Condominium .....     113        21,417,400         4.91         189,535      7.846       358.16        636        81.2
Two Family Home ..........      54        10,658,931         2.44         197,388      7.851       356.98        645        83.7
High-Rise Condominium ....       9         2,671,701         0.61         296,856      8.491       357.00        642        87.2
Manufactured Housing (1) .      23         2,590,054         0.59         112,611      8.526       323.58        604        71.6
Three Family Home ........       8         2,328,113         0.53         291,014      7.773       356.91        629        83.5
Four Family Home .........       3           279,296         0.06          93,099      8.919       358.72        623        80.6
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

__________________
(1)   Treated as real property.

                                            LOAN PURPOSES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN PURPOSE                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Purchase .................   1,578      $273,955,631        62.84%      $ 173,609      8.073%      357.86        630        82.7%
Refinance - Cash Out .....     845       150,767,237        34.58         178,423      7.869       355.23        597        78.2
Refinance - Rate/Term ....      87        11,237,424         2.58         129,166      7.668       352.27        625        77.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                           OCCUPANCY TYPES FOR THE GROUP 2 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
OCCUPANCY TYPE               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Owner Occupied ...........   2,394      $424,971,819        97.48%      $ 177,515      7.974%      356.86        618        81.0%
Investment Property ......     108        10,210,850         2.34          94,545      8.698       354.58        632        82.0
Second Home ..............       8           777,623         0.18          97,203      8.431       355.33        621        51.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

__________________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                                                A-15

                                  REMAINING TERMS TO STATED MATURITY FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF REMAINING          MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
TERMS (MONTHS)               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

  1 - 120 .............         4       $    119,839        0.03%       $  29,960      7.850%      91.17         624        65.1%
121 - 180 .............        25          2,819,736        0.65          112,789      8.175      178.17         607        63.4
181 - 300 .............        13            778,814        0.18           59,909     10.651      288.97         637        76.5
301 - 360 .............     2,468        432,241,902       99.15          175,139      7.986      358.17         619        81.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg     2,510       $435,960,292      100.00%
                            ========    ============    ============

                                       LOAN DOCUMENTATION TYPE FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN DOCUMENTATION TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Full Documentation .......   1,880      $280,038,970        64.23%      $ 148,957      7.958%      356.98        606        81.7%
Stated Income ............     630       155,921,322        35.77         247,494      8.053       356.49        641        79.6
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                    CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CREDIT BUREAU      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RISK SCORES                  LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

801 - 820 ................       1      $    408,000         0.09%      $ 408,000      7.830%      359.00        803        80.0%
781 - 800 ................       4         1,112,174         0.26         278,044      6.168       358.26        794        69.1
761 - 780 ................      11         2,602,453         0.60         236,587      7.575       348.85        771        74.4
741 - 760 ................      14         3,915,226         0.90         279,659      7.463       358.07        751        78.4
721 - 740 ................      19         3,738,277         0.86         196,751      8.241       358.50        728        83.5
701 - 720 ................      41        10,105,455         2.32         246,475      7.577       357.87        709        82.1
681 - 700 ................      89        22,945,776         5.26         257,818      7.485       356.62        690        81.8
661 - 680 ................     176        37,638,218         8.63         213,854      7.756       357.08        670        82.5
641 - 660 ................     288        64,567,330        14.81         224,192      7.535       356.55        650        81.1
621 - 640 ................     351        67,694,697        15.53         192,862      7.804       357.05        630        81.5
601 - 620 ................     412        66,347,753        15.22         161,038      7.930       356.91        611        81.9
581 - 600 ................     370        53,493,191        12.27         144,576      8.024       356.24        591        81.6
561 - 580 ................     269        40,571,586         9.31         150,824      8.501       357.67        570        81.0
541 - 560 ................     211        28,951,061         6.64         137,209      8.611       355.97        550        79.6
521 - 540 ................     160        20,142,434         4.62         125,890      8.889       355.95        530        76.6
501 - 520 ................      89        11,183,838         2.57         125,661      9.411       358.53        512        75.0
500 or Less ..............       5           542,822         0.12         108,564     10.061       356.78        500        76.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

______________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 2 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                                                A-16

                                       CREDIT GRADE CATEGORIES FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CREDIT GRADE CATEGORY        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

A ........................   2,134      $377,594,905        86.61%      $ 176,942      7.937%      357.14        625        81.7%
A- .......................      97        18,789,179         4.31         193,703      8.185       355.78        587        79.6
B ........................     136        19,927,708         4.57         146,527      8.371       353.40        575        75.8
C ........................      79        11,914,705         2.73         150,819      8.495       353.34        574        74.8
C- .......................      54         6,433,897         1.48         119,146      8.459       357.00        581        73.6
D ........................      10         1,299,897         0.30         129,990      8.505       358.06        574        64.3
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                      PREPAYMENT PENALTY PERIOD FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
PREPAYMENT PENALTY          MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PERIOD (MONTHS)              LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................     626      $116,162,635        26.65%      $ 185,563      8.339%      358.01        636        82.0%
12 .......................      73        19,611,263         4.50         268,647      7.899       357.34        627        82.9
13 .......................       1           328,000         0.08         328,000      7.990       358.00        753        80.0
24 .......................     731       132,133,837        30.31         180,758      7.787       358.03        621        81.3
36 .......................     463        65,572,717        15.04         141,626      8.098       357.56        608        81.6
60 .......................     616       102,151,839        23.43         165,831      7.812       353.27        600        78.6
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                       RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 2
                                 ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                           WEIGHTED                                                                         WEIGHTED
                           AVERAGE                              PERCENT OF                       WEIGHTED   AVERAGE    WEIGHTED
                          MONTHS TO     NUMBER     AGGREGATE    AGGREGATE    AVERAGE   WEIGHTED   AVERAGE    CREDIT    AVERAGE
                             NEXT         OF       PRINCIPAL    PRINCIPAL    CURRENT   AVERAGE   REMAINING   BUREAU    LOAN-TO-
RANGE OF MONTHS TO NEXT   ADJUSTMENT   MORTGAGE     BALANCE      BALANCE    PRINCIPAL  MORTGAGE    TERM       RISK      VALUE
ADJUSTMENT DATE              DATE       LOANS     OUTSTANDING  OUTSTANDING   BALANCE     RATE    (MONTHS)    SCORE      RATIO
-----------------------   ----------   --------  ------------  -----------  ---------  --------  ---------  --------   --------

 0 - 6 ................         5           46   $ 11,447,424      3.63%    $248,857     8.121%   354.33      636        83.5%
13 - 18 ...............        17           64     10,108,926      3.20      157,952     6.943    353.33      639        85.3
19 - 24 ...............        23          777    149,074,346     47.21      191,859     7.994    358.60      625        81.1
25 - 31 ...............        30          162     26,480,655      8.39      163,461     7.626    354.21      633        83.8
32 - 37 ...............        35          770    118,634,183     37.57      154,070     8.350    358.77      617        81.2
                                       --------  ------------    -------
  Total/Avg./Wtd. Avg..                  1,819   $315,745,534    100.00%
                                       ========  ============    =======

                                                                A-17

                                    GROSS MARGINS FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RANGE OF GROSS MARGINS (%)   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

3.001 - 4.000 ............       4      $    717,109         0.23%      $ 179,277      7.427%      358.31        547        73.7%
4.001 - 5.000 ............      26         4,850,692         1.54         186,565      6.895       357.87        609        77.0
5.001 - 6.000 ............     449        83,767,303        26.53         186,564      7.544       358.35        617        77.3
6.001 - 7.000 ............     538       101,897,352        32.27         189,400      7.710       357.76        637        81.4
7.001 - 8.000 ............     535        83,813,878        26.54         156,661      8.516       357.96        626        84.0
8.001 - 9.000 ............     219        34,562,298        10.95         157,819      9.140       357.71        606        85.9
9.001 - 10.000 ...........      38         5,322,576         1.69         140,068      9.909       357.98        589        90.4
10.001 - 11.000 ..........       9           755,052         0.24          83,895     10.767       358.33        574        89.6
11.001 - 12.000 ..........       1            59,275         0.02          59,275     11.350       355.00        543        95.0
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,819      $315,745,534       100.00%
                            ========    ============    ============

______________
(1)   The weighted average Gross Margin for the Group 2 Adjustable Rate Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 6.838%.

                                MAXIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MAXIMUM            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

11.001 - 11.500 ..........       1      $    284,659         0.09%      $ 284,659      4.375%      354.00        598       100.0%
11.501 - 12.000 ..........       3         1,170,888         0.37         390,296      5.841       356.76        633        73.6
12.001 - 12.500 ..........       7         1,677,839         0.53         239,691      5.931       356.47        627        76.2
12.501 - 13.000 ..........      41        10,880,301         3.45         265,373      6.307       356.49        654        78.7
13.001 - 13.500 ..........      69        16,856,752         5.34         244,301      6.565       357.11        652        79.4
13.501 - 14.000 ..........     179        42,365,924        13.42         236,681      6.969       357.60        638        80.2
14.001 - 14.500 ..........     244        47,165,855        14.94         193,303      7.417       357.98        632        80.1
14.501 - 15.000 ..........     341        62,941,560        19.93         184,579      7.879       358.36        630        81.0
15.001 - 15.500 ..........     246        39,787,338        12.60         161,737      8.339       358.40        626        81.1
15.501 - 16.000 ..........     257        40,822,856        12.93         158,844      8.826       358.56        618        83.3
16.001 - 16.500 ..........     129        18,153,042         5.75         140,721      9.316       357.74        594        83.9
16.501 - 17.000 ..........     132        16,747,620         5.30         126,876      9.785       358.23        594        86.0
17.001 - 17.500 ..........      62         6,956,931         2.20         112,209     10.322       357.58        580        86.8
17.501 - 18.000 ..........      49         4,310,005         1.37          87,959     10.806       357.36        554        86.1
18.001 - 18.500 ..........      28         3,102,180         0.98         110,792     11.306       357.81        561        89.4
18.501 - 19.000 ..........      23         1,697,734         0.54          73,815     11.842       353.10        544        81.8
19.001 - 19.500 ..........       6           574,661         0.18          95,777     12.421       359.00        551        91.0
Greater than 19.500 ......       2           249,388         0.08         124,694     13.625       355.44        539        93.2
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,819      $315,745,534       100.00%
                            ========    ============    ============

______________
(1)   The weighted average Maximum Mortgage Rate for the Group 2 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 14.970%.

                                                                A-18

                              INITIAL PERIODIC RATE CAP FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INITIAL PERIODIC            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATE CAP (%)                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................      36      $ 10,967,788         3.47%      $ 304,661      7.931%      358.30        636        83.6%
1.500 ....................   1,548       265,196,360        83.99         171,315      8.080       358.03        622        81.6
2.000 ....................       9         1,809,946         0.57         201,105      7.559       357.79        666        80.5
3.000 ....................     225        37,211,493        11.79         165,384      8.038       357.49        627        80.9
6.000 ....................       1           559,948         0.18         559,948      8.990       358.00        683        67.4
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   1,819      $315,745,534       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Initial Periodic Rate Cap for the Group 2 Adjustable
      Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
      Date was approximately 1.670%.

                             SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
SUBSEQUENT PERIODIC         MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATE CAP (%)                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................     228      $ 43,294,208        13.71%      $ 189,887      7.951%      357.57        634        81.4%
1.500 ....................   1,591       272,451,326        86.29         171,245      8.087       358.03        622        81.6
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   1,819      $315,745,534       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Subsequent Periodic Rate Cap for the Group 2
      Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
      the Cut-off Date was approximately 1.431%.

                                MINIMUM MORTGAGE RATES FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MINIMUM            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 5.000 ............       1      $    284,659         0.09%      $ 284,659      4.375%      354.00        598       100.0%
5.001 - 6.000 ............      30         8,914,120         2.82         297,137      5.974       356.10        645        77.7
6.001 - 7.000 ............     217        55,919,988        17.71         257,696      6.731       357.39        642        79.7
7.001 - 8.000 ............     591       109,416,681        34.65         185,138      7.603       358.23        633        80.5
8.001 - 9.000 ............     525        86,369,525        27.35         164,513      8.556       358.41        623        82.0
9.001 - 10.000 ...........     280        37,507,927        11.88         133,957      9.522       357.94        595        84.9
Greater than 10.000 ......     175        17,332,634         5.49          99,044     10.876       357.16        564        86.9
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   1,819      $315,745,534       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Minimum Mortgage Rate for the Group 2 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 8.053%.

                                                                A-19

                                 NEXT ADJUSTMENT DATE FOR THE GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
NEXT ADJUSTMENT DATE         LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

March 2006 ...............       1      $     25,355         0.01%      $  25,355     11.625%      301.00        646        95.0%
April 2006 ...............       3           175,496         0.06          58,499     10.653       296.00        662        83.8
May 2006 .................       4           261,176         0.08          65,294     11.113       284.12        630        74.9
June 2006 ................       2            84,014         0.03          42,007     10.856       298.00        595        79.8
July 2006 ................      33        10,078,890         3.19         305,421      8.120       358.01        638        83.0
August 2006 ..............       3           822,493         0.26         274,164      6.257       351.35        609        91.8
May 2007 .................       2           133,440         0.04          66,720      9.143       351.00        562        90.0
June 2007 ................       5         1,180,368         0.37         236,074      7.802       352.37        663        82.7
July 2007 ................      28         4,421,523         1.40         157,912      6.946       353.00        633        87.1
August 2007 ..............      29         4,373,595         1.39         150,814      6.641       354.00        641        84.1
September 2007 ...........      27         5,656,356         1.79         209,495      7.213       355.03        636        84.8
October 2007 .............       4           665,784         0.21         166,446      7.692       356.05        620        84.0
November  2007 ...........      27         4,481,804         1.42         165,993      7.594       357.11        609        79.8
December 2007 ............     153        28,396,553         8.99         185,598      7.724       358.01        635        80.7
January 2008 .............     562       108,985,386        34.52         193,924      8.120       359.00        623        81.1
February 2008 ............       4           888,464         0.28         222,116      8.483       360.00        608        80.0
June 2008 ................       3           265,230         0.08          88,410      7.765       352.00        614        79.8
July 2008 ................      33         5,043,234         1.60         152,825      7.968       353.00        632        84.8
August 2008 ..............      70        10,123,071         3.21         144,615      7.591       354.00        622        82.6
September 2008 ...........      56        11,049,120         3.50         197,306      7.498       355.00        644        84.6
October 2008 .............      10         2,353,438         0.75         235,344      7.327       356.00        648        90.0
November 2008 ............       8           786,454         0.25          98,307      8.069       357.21        610        81.0
December 2008 ............     109        18,539,167         5.87         170,084      8.324       358.00        625        81.2
January 2009 .............     643        96,955,125        30.71         150,786      8.383       359.00        615        81.0
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...   1,819      $315,745,534       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Next Adjustment Date for the Group 2 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      is May 2008.

                                         INTEREST ONLY PERIOD FOR THE GROUP 2 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INTEREST ONLY PERIOD        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................   2,061      $300,690,921        68.97%      $ 145,896      8.168%      356.15        606        80.9%
24 .......................     204        63,334,137        14.53         310,461      7.621       358.56        644        80.7
36 .......................     117        35,908,728         8.24         306,912      7.740       358.04        655        82.1
60 .......................     128        36,026,506         8.26         281,457      7.427       357.98        636        81.1
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..   2,510      $435,960,292       100.00%
                            ========    ============    ============

                                                                A-20

                                                       GROUP 3 MORTGAGE LOANS

                                        MORTGAGE LOAN PROGRAMS FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE LOAN PROGRAM        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

30-Year 6-month LIBOR ....       6      $  1,654,668         2.69%      $ 275,778      7.217%      359.00        648        84.4%
2/28 6-month LIBOR .......      71        14,747,098        24.01         207,706      7.689       357.78        588        71.5
2/28 6-month LIBOR -
 24-month Interest Only ..      51        14,695,338        23.92         288,144      7.201       357.72        636        78.4
2/28 6-month LIBOR -
 60-month Interest Only ..      11         2,779,200         4.52         252,655      6.963       357.95        621        77.2
3/27 6-month LIBOR .......      30         6,547,872        10.66         218,262      7.659       357.71        581        70.3
3/27 6-month LIBOR -
 36-month Interest Only ..      23         7,360,956        11.98         320,042      7.469       358.25        634        78.5
3/27 6-month LIBOR -
 60-month Interest Only ..       1           304,000         0.49         304,000      7.950       358.00        616        80.0
15-Year Fixed ............       3           415,520         0.68         138,507      7.279       176.70        630        37.9
30-Year Fixed ............      48         8,742,607        14.23         182,138      7.247       358.52        596        66.3
30-Year Fixed -
 Credit Comeback .........      10         1,746,036         2.84         174,604      8.338       358.91        581        66.0
30-Year Fixed -
 60-month Interest Only ..      10         2,431,000         3.96         243,100      7.375       358.46        611        70.0
                            --------    ------------    ------------
    Total/Avg./Wtd. Avg ..     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                   ORIGINAL TERM TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
ORIGINAL TERM (MONTHS)       LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

ARM 360 ..................     193      $ 48,089,132        78.29%      $ 249,166      7.445%      357.88        613        75.4%
Fixed 180 ................       3           415,520         0.68         138,507      7.279       176.70        630        37.9
Fixed 360 ................      68        12,919,643        21.03         189,995      7.418       358.56        597        66.9
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-21

                                   MORTGAGE LOAN PRINCIPAL BALANCES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                                WEIGHTED
                                                           PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                               NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                                 OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MORTGAGE LOAN        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PRINCIPAL BALANCES             LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------    --------    ------------    ------------    ---------    --------    ---------    --------    --------

$25,000.01 - $50,000.00 ....       4      $    186,882         0.30%      $  46,720      8.349%      359.00        587        16.6%
$50,000.01 - $75,000.00 ....       4           266,088         0.43          66,522      7.916       357.97        606        39.2
$75,000.01 - $100,000.00 ...      15         1,324,462         2.16          88,297      7.577       358.26        592        43.9
$100,000.01 - $150,000.00 ..      47         5,888,273         9.59         125,282      7.546       350.95        586        54.1
$150,000.01 - $200,000.00 ..      32         5,786,884         9.42         180,840      7.228       352.66        600        66.6
$200,000.01 - $250,000.00 ..      59        13,363,976        21.76         226,508      7.663       357.69        601        75.7
$250,000.01 - $300,000.00 ..      44        12,057,493        19.63         274,034      7.503       358.34        614        75.9
$300,000.01 - $350,000.00 ..      26         8,445,909        13.75         324,843      7.109       358.14        618        76.8
$350,000.01 - $400,000.00 ..      16         5,994,458         9.76         374,654      7.434       358.64        624        80.4
$400,000.01 - $450,000.00 ..       8         3,447,756         5.61         430,969      7.553       358.11        621        81.8
$450,000.01 - $500,000.00 ..       5         2,356,606         3.84         471,321      7.022       356.39        612        82.8
$500,000.01 - $550,000.00 ..       1           535,280         0.87         535,280      6.625       353.00        659        83.7
$550,000.01 - $600,000.00 ..       2         1,140,600         1.86         570,300      6.933       356.46        673        91.7
$600,000.01 - $650,000.00 ..       1           629,628         1.03         629,628      8.625       359.00        577        70.0
                              --------    ------------    ------------
     Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                              ========    ============    ============

                            STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
STATE                        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

California ...............     264      $ 61,424,295       100.00%      $ 232,668      7.439%      356.80        610        73.3%
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                         LOAN-TO-VALUE RATIOS FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF LOAN-TO-VALUE      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATIOS (%)                   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

50.00 or Less ............      54      $  6,970,661        11.35%      $ 129,086      7.160%      347.47        599        38.0%
50.01 - 55.00 ............      12         2,648,568         4.31         220,714      6.933       358.46        617        52.9
55.01 - 60.00 ............       9         1,499,163         2.44         166,574      7.591       358.48        588        57.8
60.01 - 65.00 ............       9         1,660,775         2.70         184,531      7.639       358.25        555        63.1
65.01 - 70.00 ............      14         3,306,842         5.38         236,203      7.304       358.09        592        69.1
70.01 - 75.00 ............      29         7,104,026        11.57         244,966      7.410       358.43        587        73.7
75.01 - 80.00 ............      90        24,648,512        40.13         273,872      7.509       357.99        620        79.4
80.01 - 85.00 ............      19         5,505,095         8.96         289,742      7.407       356.98        602        84.1
85.01 - 90.00 ............      22         5,939,080         9.67         269,958      7.380       358.18        634        89.4
90.01 - 95.00 ............       5         1,561,572         2.54         312,314      8.982       358.44        613        94.4
95.01 - 100.00 ...........       1           580,000         0.94         580,000      6.990       354.00        680       100.0
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-22

                                        CURRENT MORTGAGE RATES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CURRENT MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATIOS (%)                   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

5.001 - 5.500 ............       2      $    543,179         0.88%      $ 271,589      5.373%      356.53        638        43.9%
5.501 - 6.000 ............      11         3,075,740         5.01         279,613      5.873       357.02        643        67.5
6.001 - 6.500 ............      26         6,282,329        10.23         241,628      6.399       357.88        608        73.7
6.501 - 7.000 ............      60        14,704,068        23.94         245,068      6.828       355.85        627        75.0
7.001 - 7.500 ............      47        10,301,593        16.77         219,183      7.322       356.42        604        68.2
7.501 - 8.000 ............      53        11,984,080        19.51         226,115      7.785       355.62        612        74.4
8.001 - 8.500 ............      29         6,528,956        10.63         225,136      8.279       358.26        595        74.5
8.501 - 9.000 ............      20         4,495,260         7.32         224,763      8.789       358.61        572        75.3
9.001 - 9.500 ............      13         3,004,355         4.89         231,104      9.361       358.82        588        84.4
9.501 - 10.000 ...........       2           463,751         0.75         231,875      9.710       358.00        602        72.4
10.001 - 10.500 ..........       1            40,983         0.07          40,983     10.250       359.00        599        10.3
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                    TYPES OF MORTGAGED PROPERTIES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGED PROPERTY TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Single Family Residence ..     217      $ 48,025,835        78.19%      $ 221,317      7.440%      356.53        605        73.0%
Low-Rise Condominium .....      16         4,762,325         7.75         297,645      7.514       358.14        636        81.4
Two Family Home ..........      12         3,699,340         6.02         308,278      6.927       357.33        634        74.2
Three Family Home ........       7         2,317,830         3.77         331,119      7.210       357.25        613        62.7
Planned Unit Development .       4         1,091,844         1.78         272,961      7.976       358.54        613        77.3
Manufactured Housing(1)..        6           939,794         1.53         156,632      8.637       357.41        597        72.7
Four Family Home .........       2           587,327         0.96         293,664      7.954       358.43        613        65.4
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

_________________
(1)   Treated as real property.

                                            LOAN PURPOSES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN PURPOSE                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Refinance - Cash Out .....     192      $ 42,735,963        69.58%      $ 222,583      7.364%      356.41        597        70.6%
Purchase .................      68        18,225,072        29.67         268,016      7.608       357.64        640        80.3
Refinance - Rate/Term ....       4           463,260         0.75         115,815      7.644       359.00        573        50.8
                            --------    ------------    ------------
  Total/Avg./Wtd. Avg ....     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-23

                                           OCCUPANCY TYPES FOR THE GROUP 3 MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
OCCUPANCY TYPE               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Owner Occupied ...........     252      $ 58,369,637        95.03%      $ 231,626      7.406%      356.75        609        73.6%
Investment Property ......      12         3,054,657         4.97         254,555      8.060       357.67        618        69.2
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

________________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                  REMAINING TERMS TO STATED MATURITY FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF REMAINING          MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
TERMS (MONTHS)               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

121 - 180 ................       3      $    415,520         0.68%      $ 138,507      7.279%      176.70        630        37.9%
301 - 360 ................     261        61,008,775        99.32         233,750      7.440       358.02        609        73.6
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                       LOAN DOCUMENTATION TYPE FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN DOCUMENTATION TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

Full Documentation .......     151      $ 32,954,306        53.65%      $ 218,240      7.260%      358.54        598        71.3%
Stated Income ............     113        28,469,989        46.35         251,947      7.645       354.77        623        75.7
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-24

                                    CREDIT BUREAU RISK SCORES(1) FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CREDIT BUREAU      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RISK SCORES                  LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

761 - 780 ................       1      $    149,686         0.24%      $ 149,686      5.750%      358.00        762        30.6%
741 - 760 ................       2           232,801         0.38         116,401      7.540       358.38        752        57.9
721 - 740 ................       1           323,729         0.53         323,729      6.900       359.00        729        90.0
701 - 720 ................       5         1,455,701         2.37         291,140      7.783       358.55        709        79.0
681 - 700 ................       5         1,248,520         2.03         249,704      6.950       354.94        689        80.0
661 - 680 ................      19         5,218,075         8.50         274,636      7.051       357.06        669        78.9
641 - 660 ................      34         9,240,255        15.04         271,772      7.463       355.43        650        75.2
621 - 640 ................      31         7,975,070        12.98         257,260      7.166       354.78        629        76.5
601 - 620 ................      44        11,752,950        19.13         267,113      7.220       355.57        611        75.8
581 - 600 ................      32         5,258,977         8.56         164,343      7.124       358.61        592        63.4
561 - 580 ................      36         7,731,186        12.59         214,755      7.669       358.58        569        70.1
541 - 560 ................      26         6,042,032         9.84         232,386      7.797       358.61        551        71.4
521 - 540 ................      15         2,412,562         3.93         160,837      8.080       357.26        528        66.3
501 - 520 ................      12         2,252,821         3.67         187,735      8.770       358.76        511        72.1
500 or Less ..............       1           129,929         0.21         129,929      9.000       359.00        500        47.3
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

_______________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Group 3 Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                       CREDIT GRADE CATEGORIES FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CREDIT GRADE CATEGORY        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

A ........................     201      $ 48,762,582        79.39%      $ 242,600      7.329%      356.95        618        75.3%
A- .......................      15         4,244,481         6.91         282,965      8.011       351.29        571        67.4
B ........................      27         5,267,153         8.58         195,080      7.796       358.52        583        68.9
C ........................      13         1,991,543         3.24         153,196      7.880       359.00        581        58.1
C- .......................       5           853,817         1.39         170,763      7.170       359.00        586        62.1
D ........................       3           304,719         0.50         101,573      8.727       358.59        564        46.8
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-25

                                      PREPAYMENT PENALTY PERIOD FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
PREPAYMENT PENALTY PERIOD   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................      14      $  3,463,857         5.64%      $ 247,418      8.105%      356.87        638        76.3%
12 .......................       9         1,981,139         3.23         220,127      7.939       357.22        616        69.3
24 .......................     132        31,675,126        51.57         239,963      7.455       357.97        609        75.2
36 .......................      52        13,104,758        21.33         252,015      7.084       354.74        620        72.5
60 .......................      57        11,199,415        18.23         196,481      7.513       355.77        590        68.9
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                       RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE GROUP 3
                                 ADJUSTABLE RATE MORTGAGE LOANS IN THE STATISTICAL CALCULATION POOL

                   WEIGHTED                                                                                     WEIGHTED
                   AVERAGE                                 PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                  MONTHS TO    NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
RANGE OF MONTHS      NEXT        OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
TO NEXT           ADJUSTMENT  MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
ADJUSTMENT DATE      DATE       LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
---------------   ----------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

 0-6 ...........       5           6      $  1,654,668         3.44%      $ 275,778      7.217%      359.00        648        84.4%
 7-12 ..........      10           1           208,194         0.43         208,194      5.850       346.00        664        80.0
13-18 ..........      18          16         4,658,019         9.69         291,126      6.734       353.51        640        77.6
19-24 ..........      23         116        27,355,423        56.88         235,823      7.529       358.58        608        74.7
25-31 ..........      30           8         2,304,302         4.79         288,038      7.397       353.61        618        80.7
32-37 ..........      35          46        11,908,527        24.76         258,881      7.600       358.85        608        73.6
                              --------    ------------    ------------
   Total/Avg.
    /Wtd. Avg ..                 193      $ 48,089,132       100.00%
                              ========    ============    ============

                                    GROSS MARGINS FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF GROSS              MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MARGINS (%)                   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

3.001 - 4.000 ............       1      $    459,538         0.96%      $ 459,538      5.950%      359.00        609        80.0%
4.001 - 5.000 ............      11         2,713,981         5.64         246,726      6.581       358.69        620        70.8
5.001 - 6.000 ............      62        14,675,927        30.52         236,709      7.008       358.04        602        70.2
6.001 - 7.000 ............      69        18,020,747        37.47         261,170      7.309       357.58        629        78.4
7.001 - 8.000 ............      33         8,426,011        17.52         255,334      8.147       357.95        610        75.8
8.001 - 9.000 ............      17         3,792,928         7.89         223,113      9.026       357.72        580        82.8
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .     193      $ 48,089,132       100.00%
                            ========    ============    ============

_________________
(1)   The weighted average Gross Margin for the Group 3 Adjustable Rate Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 6.496%.

                                                                A-26

                                MAXIMUM MORTGAGE RATES FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MAXIMUM            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

11.501 - 12.000 ..........       1      $    187,000         0.39%      $ 187,000      5.600%      358.00        618        60.3%
12.001 - 12.500 ..........       5         1,278,371         2.66         255,674      5.820       354.75        632        56.7
12.501 - 13.000 ..........      15         4,127,757         8.58         275,184      6.282       357.23        629        72.9
13.001 - 13.500 ..........      20         4,646,358         9.66         232,318      6.529       358.26        605        73.6
13.501 - 14.000 ..........      36        10,103,541        21.01         280,654      6.867       357.02        630        76.9
14.001 - 14.500 ..........      31         7,294,874        15.17         235,319      7.344       358.53        606        71.5
14.501 - 15.000 ..........      36         9,036,813        18.79         251,023      7.774       358.15        618        77.7
15.001 - 15.500 ..........      23         5,774,819        12.01         251,079      8.405       358.26        599        76.6
15.501 - 16.000 ..........      14         2,962,918         6.16         211,637      8.903       358.33        578        77.6
16.001 - 16.500 ..........      10         2,396,737         4.98         239,674      9.361       358.93        590        85.6
16.501 - 17.000 ..........       1           238,960         0.50         238,960      9.625       358.00        675        80.0
17.001 - 17.500 ..........       1            40,983         0.09          40,983     10.250       359.00        599        10.3
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     193      $ 48,089,132       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Maximum Mortgage Rate for the Group 3 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 14.344%.

                              INITIAL PERIODIC RATE CAP FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INITIAL PERIODIC RATE       MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CAP (%)                      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................       6      $  1,654,668         3.44%      $ 275,778      7.217%      359.00        648        84.4%
1.500 ....................     152        38,827,808        80.74         255,446      7.449       357.93        614        75.6
2.000 ....................       5         1,012,429         2.11         202,486      7.593       358.00        609        71.0
3.000 ....................      30         6,594,228        13.71         219,808      7.458       357.27        598        72.1
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     193      $ 48,089,132       100.00%
                            ========    ============    ============

_______________
(1)   The weighted average Initial Periodic Rate Cap for the Group 3 Adjustable
      Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off
      Date was approximately 1.699%.

                                                                A-27

                             SUBSEQUENT PERIODIC RATE CAP FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
SUBSEQUENT PERIODIC RATE    MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CAP (%)                      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................      34      $  7,819,556        16.26%      $ 229,987      7.363%      357.60        612        74.6%
1.500 ....................     158        39,939,576        83.05         252,782      7.470       357.93        613        75.5
2.000 ....................       1           330,000         0.69         330,000      6.475       358.00        602        79.5
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     193      $ 48,089,132       100.00%
                            ========    ============    ============

________________
(1)   The weighted average Subsequent Periodic Rate Cap for the Group 3
      Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of
      the Cut-off Date was approximately 1.422%.

                                MINIMUM MORTGAGE RATES FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER       AGGREGATE      AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF         PRINCIPAL      PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MINIMUM            MORTGAGE       BALANCE        BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE RATES (%)            LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

5.001 - 6.000 ............      11      $  3,079,621         6.40%      $ 279,966      5.775%      356.63        635        64.2%
6.001 - 7.000 ............      62        16,247,563        33.79         262,057      6.695       357.28        624        75.7
7.001 - 8.000 ............      70        17,225,239        35.82         246,075      7.570       358.34        611        74.8
8.001 - 9.000 ............      36         8,417,040        17.50         233,807      8.527       358.20        592        77.0
9.001 - 10.000 ...........      13         3,078,686         6.40         236,822      9.387       358.80        597        84.3
Greater than 10.000 ......       1            40,983         0.09          40,983     10.250       359.00        599        10.3
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     193      $ 48,089,132       100.00%
                            ========    ============    ============

_________________
(1)   The weighted average Minimum Mortgage Rate for the Group 3 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 7.434%.

                                                                A-28

                                 NEXT ADJUSTMENT DATE FOR THE GROUP 3 ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
NEXT ADJUSTMENT DATE         LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

July 2006 ................       6      $  1,654,668         3.44%      $ 275,778      7.217%      359.00        648        84.4%
December 2006 ............       1           208,194         0.43         208,194      5.850       346.00        664        80.0
July 2007 ................       8         2,267,562         4.72         283,445      6.766       353.00        645        79.5
August 2007 ..............       8         2,390,458         4.97         298,807      6.704       354.00        636        75.7
September 2007 ...........       3           987,718         2.05         329,239      6.876       355.00        606        81.6
November  2007 ...........       4         1,098,000         2.28         274,500      7.349       357.00        637        77.7
December 2007 ............      25         5,711,930        11.88         228,477      7.747       358.05        592        73.2
January 2008 .............      84        19,557,775        40.67         232,831      7.509       359.00        611        74.6
July 2008 ................       4         1,098,618         2.28         274,655      7.361       353.00        629        84.3
August 2008 ..............       3           995,288         2.07         331,763      7.494       354.00        625        80.0
September 2008 ...........       1           210,395         0.44         210,395      7.125       355.00        526        65.0
November 2008 ............       1           111,779         0.23         111,779      8.125       357.00        575        26.4
December 2008 ............       7         1,590,606         3.31         227,229      8.247       358.00        603        72.5
January 2009 .............      38        10,206,142        21.22         268,583      7.493       359.00        609        74.3
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     193      $ 48,089,132       100.00%
                            ========    ============    ============

_______________
(1)   The weighted average Next Adjustment Date for the Group 3 Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      is February 2008.

                                         INTEREST ONLY PERIOD FOR THE GROUP 3 MORTGAGE LOANS
                                                 IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INTEREST ONLY PERIOD        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
--------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................     168      $ 33,853,801        55.11%      $ 201,511      7.574%      355.85        592        69.9%
24 .......................      51        14,695,338        23.92         288,144      7.201       357.72        636        78.4
36 .......................      23         7,360,956        11.98         320,042      7.469       358.25        634        78.5
60 .......................      22         5,514,200         8.98         250,645      7.199       358.18        616        74.2
                            --------    ------------    ------------
   Total/Avg./Wtd. Avg ...     264      $ 61,424,295       100.00%
                            ========    ============    ============

                                                                A-29

                                                        THE MORTGAGE LOANS

                                          MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGE LOAN PROGRAM        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

30-Year 6-month LIBOR ....      87      $ 23,417,451         2.54%      $ 269,166      7.669%      358.32        616        80.2%
2/28 6-month LIBOR .......   1,301       211,008,637        22.88         162,190      8.048       357.59        601        78.3
2/28 6-month LIBOR -
   24-month Interest Only      487       126,444,341        13.71         259,639      7.483       358.30        639        80.2
2/28 6-month LIBOR -
   60-month Interest Only      136        29,946,181         3.25         220,193      7.508       358.06        632        80.4
3/27 6-month LIBOR .......   1,497       219,552,862        23.80         146,662      8.225       357.64        605        79.6
3/27 6-month LIBOR -
   36-month Interest Only      325        75,356,148         8.17         231,865      7.669       358.04        643        80.8
3/27 6-month LIBOR -
   60-month Interest Only       54        11,997,072         1.30         222,168      7.952       357.73        636        79.7
5/25 6-month LIBOR .......       1           265,518         0.03         265,518      6.500       358.00        636        43.7
15-Year Fixed ............      50         5,435,884         0.59         108,718      7.815       175.80        605        60.7
15-Year Fixed -
   Credit Comeback .......      21         1,956,937         0.21          93,187      8.604       178.50        591        72.0
20-Year Fixed ............       2           107,811         0.01          53,906      9.401       233.00        585        34.4
30-Year Fixed ............     863       129,841,783        14.08         150,454      7.820       357.64        610        77.0
30-Year Fixed -
   Credit Comeback .......     375        56,363,172         6.11         150,302      8.411       358.50        576        79.4
30-Year Fixed -
   60-month Interest Only      114        30,201,324         3.27         264,924      7.278       358.10        628        79.4
30/15 Fixed Balloon ......       5           437,272         0.05          87,454      8.986       171.90        667        46.8
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393        100.00%
                            ========    ============    ============

                                      ORIGINAL TERM TO STATED MATURITY FOR THE MORTGAGE LOANS
                                                IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
 ORIGINAL TERM (MONTHS)      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

ARM 360 ...............      3,888      $697,988,210        75.68%      $ 179,524      7.922%      357.83        616        79.5%
Fixed 180 .............         76         7,830,092         0.85         103,028      8.078       176.26        605        62.7
Fixed 240 .............          2           107,811         0.01          53,906      9.401       233.00        585        34.4
Fixed 360 .............      1,352       216,406,279        23.46         160,064      7.898       357.93        603        77.9
                            ------      ------------    ---------
                             5,318      $922,332,393       100.00%
                            ======      ============    =========

                                                                A-30

                                     MORTGAGE LOAN PRINCIPAL BALANCES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MORTGAGE LOAN      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
PRINCIPAL BALANCES           LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

$0.01 - $25,000.00 .......       5      $     91,475         0.01%      $  18,295      9.622%      166.41        615        65.2%
$25,000.01 - $50,000.00 ..      70         3,128,837         0.34          44,698      9.663       323.29        589        62.6
$50,000.01 - $75,000.00 ..     573        36,709,653         3.98          64,066      9.086       351.33        600        80.7
$75,000.01 - $100,000.00 .   1,058        93,791,334        10.17          88,650      8.396       354.64        601        78.8
$100,000.01 - $150,000 00    1,236       147,535,108        16.00         119,365      8.236       355.02        599        77.5
$150,000.01 - $200,000 00      746       130,248,728        14.12         174,596      7.969       357.24        606        78.1
$200,000.01 - $250,000 00      496       111,469,592        12.09         224,737      7.757       356.65        614        78.3
$250,000.01 - $300,000 00      413       113,058,139        12.26         273,749      7.621       357.67        620        78.8
$300,000.01 - $350,000 00      280        90,536,427         9.82         323,344      7.647       357.39        623        79.7
$350,000.01 - $400,000 00      183        68,330,089         7.41         373,388      7.549       356.98        623        80.5
$400,000.01 - $450,000 00      104        44,210,261         4.79         425,099      7.712       357.82        628        81.5
$450,000.01 - $500,000 00       72        34,079,199         3.69         473,322      7.466       357.77        628        81.4
$500,000.01 - $550,000 00       30        15,699,881         1.70         523,329      7.284       357.39        639        79.7
$550,000.01 - $600,000 00       32        18,489,114         2.00         577,785      7.407       357.35        639        83.0
$600,000.01 - $650,000 00        8         5,005,697         0.54         625,712      7.379       357.50        623        77.0
$700,000.01 - $750,000 00        5         3,647,313         0.40         729,463      7.783       358.80        648        77.4
$750,000.01 - $800,000 00        1           768,000         0.08         768,000      6.750       359.00        617        80.0
$800,000.01 - $850,000 00        1           849,516         0.09         849,516      8.800       359.00        637        85.0
$850,000.01 - $900,000 00        2         1,745,205         0.19         872,603      8.563       359.00        591        80.2
Greater than $900,000.00 .       3         2,938,826         0.32         979,609      8.061       359.00        609        77.6
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                                                A-31

                              STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
 STATE                       LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

Alabama ..................      85      $  8,853,226         0.96%      $ 104,156      8.789%      357.96        584        86.0%
Alaska ...................       9         1,989,111         0.22         221,012      8.985       358.74        643        84.8
Arizona ..................     167        28,662,179         3.11         171,630      7.988       356.57        602        75.5
Arkansas .................      30         3,693,267         0.40         123,109      8.834       358.60        612        91.2
California ...............     766       225,610,679        24.46         294,531      7.406       357.17        615        75.7
Colorado .................      75        12,934,305         1.40         172,457      7.727       349.73        614        81.1
Connecticut ..............      65        12,211,598         1.32         187,871      7.962       357.67        604        79.0
Delaware .................      12         2,146,379         0.23         178,865      8.304       358.62        609        77.2
District of Columbia .....       8         1,251,242         0.14         156,405      7.559       358.00        605        63.7
Florida ..................     452        76,076,893         8.25         168,312      8.203       356.26        607        77.8
Georgia ..................     192        26,038,619         2.82         135,618      8.416       357.32        613        82.1
Hawaii ...................      39        13,088,292         1.42         335,597      7.382       358.00        626        77.6
Idaho ....................      42         5,460,148         0.59         130,004      8.159       353.13        605        80.2
Illinois .................     195        32,275,426         3.50         165,515      8.107       357.72        631        80.9
Indiana ..................      88         8,738,799         0.95          99,305      8.376       351.70        602        84.2
Iowa .....................      25         2,374,175         0.26          94,967      9.170       354.56        595        83.1
Kansas ...................      30         2,917,048         0.32          97,235      8.947       358.26        604        84.9
Kentucky .................      57         5,610,043         0.61          98,422      8.749       345.82        595        80.3
Louisiana ................      13         1,115,730         0.12          85,825      8.675       358.32        590        83.7
Maine ....................      12         1,360,023         0.15         113,335      7.457       357.21        628        77.6
Maryland .................     105        21,412,386         2.32         203,927      8.128       356.64        611        78.3
Massachusetts ............     131        30,027,746         3.26         229,219      7.656       357.24        609        74.5
Michigan .................     188        20,444,125         2.22         108,745      8.826       356.94        600        82.1
Minnesota ................      73        12,911,139         1.40         176,865      8.010       357.31        620        82.2
Mississippi ..............      21         2,242,303         0.24         106,776      7.918       357.81        603        85.9
Missouri .................      97        10,893,736         1.18         112,307      8.683       357.63        605        80.9
Montana ..................      14         2,015,268         0.22         143,948      8.273       357.07        603        82.0
Nebraska .................       8           690,918         0.07          86,365      8.503       356.60        606        81.8
Nevada ...................      96        21,356,716         2.32         222,466      7.826       357.84        627        78.4
New Hampshire ............      36         7,182,842         0.78         199,523      7.726       349.47        602        79.7
New Jersey ...............     134        29,365,368         3.18         219,145      8.074       357.17        622        78.5
New Mexico ...............      35         4,169,059         0.45         119,116      8.572       355.70        606        79.3
New York .................     231        58,195,740         6.31         251,930      7.360       354.57        638        79.8
North Carolina ...........     152        16,983,620         1.84         111,734      8.425       355.32        605        82.7
North Dakota .............       6           581,545         0.06          96,924      8.566       358.81        600        83.9
Ohio .....................     130        13,302,878         1.44         102,330      8.344       357.68        607        83.1
Oklahoma .................      51         4,478,545         0.49          87,815      8.893       357.37        584        82.5
Oregon ...................      55        11,292,387         1.22         205,316      7.776       354.05        619        78.3
Pennsylvania .............     177        21,377,138         2.32         120,775      8.474       356.13        595        83.6
Rhode Island .............      12         3,124,942         0.34         260,412      8.234       358.60        594        75.3
South Carolina ...........      71         8,193,738         0.89         115,405      8.402       353.29        607        83.6
South Dakota .............       5           463,533         0.05          92,707      8.702       358.26        609        85.9
Tennessee ................     144        15,839,438         1.72         109,996      8.300       354.32        605        83.5
Texas ....................     571        58,952,487         6.39         103,244      8.278       353.75        609        81.4
Utah .....................      34         4,946,148         0.54         145,475      7.816       357.13        620        80.6
Vermont ..................       3           359,731         0.04         119,910      7.521       359.00        587        81.8
Virginia .................     126        26,600,188         2.88         211,113      8.084       357.73        604        79.7
Washington ...............     176        34,322,378         3.72         195,014      7.467       357.34        621        80.3
West Virginia ............      24         2,811,441         0.30         117,143      8.226       352.46        599        74.9
Wisconsin ................      38         4,240,331         0.46         111,588      8.640       358.33        601        82.1
Wyoming ..................      12         1,147,397         0.12          95,616      8.370       358.53        605        84.1
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                                                A-32

                                           LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF LOAN-TO-VALUE      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

50.00 or Less ............     277      $ 38,317,100         4.15%      $ 138,329      7.448%      345.24        596        39.6%
50.01 - 55.00 ............      82        13,366,589         1.45         163,007      7.607       351.71        596        52.7
55.01 - 60.00 ............     104        17,935,941         1.94         172,461      7.467       356.74        598        58.0
60.01 - 65.00 ............     151        24,749,454         2.68         163,904      7.794       356.63        582        62.9
65.01 - 70.00 ............     252        47,646,337         5.17         189,073      7.744       355.14        586        68.6
70.01 - 75.00 ............     426        74,199,131         8.04         174,176      7.846       355.55        590        73.9
75.01 - 80.00 ............   2,384       409,257,723        44.37         171,669      7.781       357.46        626        79.7
80.01 - 85.00 ............     464        92,089,716         9.98         198,469      8.020       356.56        598        84.3
85.01 - 90.00 ............     680       131,653,653        14.27         193,608      8.181       356.95        615        89.5
90.01 - 95.00 ............     237        38,131,668         4.13         160,893      9.002       356.39        610        94.7
95.01 - 100.00 ...........     261        34,985,082         3.79         134,042      8.422       356.04        636        99.9
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                          CURRENT MORTGAGE RATES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CURRENT MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 4.500 ............       2      $    574,019         0.06%      $ 287,009      4.375%      356.52        615        97.5%
4.501 - 5.000 ............       2           528,122         0.06         264,061      4.997       354.00        772        80.0
5.001 - 5.500 ............      17         4,664,819         0.51         274,401      5.449       352.32        648        62.2
5.501 - 6.000 ............      80        21,950,004         2.38         274,375      5.875       356.50        643        75.2
6.001 - 6.500 ............     218        53,453,411         5.80         245,199      6.369       356.21        641        75.9
6.501 - 7.000 ............     627       145,301,464        15.75         231,741      6.834       356.34        629        77.1
7.001 - 7.500 ............     726       139,034,194        15.07         191,507      7.314       356.34        622        76.7
7.501 - 8.000 ............   1,107       192,833,735        20.91         174,195      7.795       355.96        616        78.9
8.001 - 8.500 ............     750       119,471,826        12.95         159,296      8.299       357.07        607        79.5
8.501 - 9.000 ............     721       109,613,424        11.88         152,030      8.790       357.21        601        80.7
9.001 - 9.500 ............     374        54,058,303         5.86         144,541      9.295       354.93        587        83.2
9.501 - 10.000 ...........     324        41,345,976         4.48         127,611      9.779       357.82        581        83.6
10.001 - 10.500 ..........     138        15,132,971         1.64         109,659     10.291       355.02        576        85.0
10.501 - 11.000 ..........     109        11,417,237         1.24         104,745     10.774       353.62        565        84.6
11.001 - 11.500 ..........      73         8,485,551         0.92         116,240     11.295       353.54        571        85.8
11.501 - 12.000 ..........      35         3,122,816         0.34          89,223     11.784       350.59        560        86.0
12.001 - 12.500 ..........      11           985,310         0.11          89,574     12.344       340.89        551        89.1
12.501 - 13.000 ..........       2           109,822         0.01          54,911     12.550       359.00        501        65.0
13.501 - 14.000 ..........       2           249,388         0.03         124,694     13.625       355.44        539        93.2
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                                                A-33

                                      TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
MORTGAGED PROPERTY TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Single Family Residence ..   4,065      $681,073,085        73.84%      $ 167,546      7.944%      356.21        610        78.8%
Planned Unit Development .     736       140,781,847        15.26         191,280      7.910       357.02        618        80.1
Low-Rise Condominium .....     266        48,283,244         5.23         181,516      7.709       357.42        633        80.2
Two Family Home ..........     159        32,155,144         3.49         202,234      7.673       355.39        627        77.6
Three Family Home ........      32         9,261,113         1.00         289,410      7.730       357.34        631        76.0
Four Family Home .........      17         3,689,198         0.40         217,012      7.875       357.82        613        66.6
High-Rise Condominium ....      14         3,558,914         0.39         254,208      8.139       356.97        647        84.3
Manufactured Housing (1) .      29         3,529,848         0.38         121,719      8.555       332.59        602        71.9
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

____________
(1)   Treated as real property.

                                               LOAN PURPOSES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN PURPOSE                 LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Refinance - Cash Out .....   2,589      $477,584,652        51.78%      $ 184,467      7.821%      355.42        596        75.8%
Purchase .................   2,461       405,700,117        43.99         164,852      8.030       357.56        633        82.7
Refinance - Rate/Term ....     268        39,047,624         4.23         145,700      7.939       353.92        611        78.4
                            --------    ------------    ------------
Total/Avg./Wtd. Avg ......   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                              OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
OCCUPANCY TYPE               LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

Owner Occupied ........      5,046      $887,691,315        96.24%      $ 175,920      7.896%      356.38        612        79.0%
Investment Property ...        243        30,496,681         3.31         125,501      8.515       353.96        639        80.5
Second Home ...........         29         4,144,397         0.45         142,910      8.206       356.60        672        71.2
                            --------    ------------    ------------
Total/Avg./Wtd. Avg ...         5,318   $922,332,393       100.00%
                            ========    ============    ============

______________
(1)   Based on representations by the Mortgagors at the time of origination of the related Mortgage Loans.

                                                                A-34

                                    REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF REMAINING TERMS    MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

  1 - 120 ................       5      $    141,919         0.02%      $  28,384      7.990%       92.39        628        65.9%
121 - 180 ................      71         7,688,173         0.83         108,284      8.079       177.80        604        62.7
181 - 300 ................      26         1,629,653         0.18          62,679     10.465       275.35        642        68.8
301 - 360 ................   5,216       912,872,647        98.97         175,014      7.912       357.99        613        79.1
                            --------    ------------    ------------
Total/Avg./Wtd. Avg ......   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                          LOAN DOCUMENTATION TYPE FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
LOAN DOCUMENTATION TYPE      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

Full Documentation ....      3,656      $578,430,498        62.71%      $ 158,214      7.853%      356.50        601        79.8%
Stated Income .........      1,660       343,465,436        37.24         206,907      8.029       355.96        633        77.6
Streamlined ...........          2           436,459         0.05         218,229      7.285       359.00        585        85.2
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg     5,318      $922,332,393       100.00%
                            ========    ============    ============

                                       CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF CREDIT BUREAU      MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RISK SCORES                  LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

801 - 820 ................       3      $    603,909         0.07%      $ 201,303      8.154%      357.79        804        80.5%
781 - 800 ................       8         1,914,448         0.21         239,306      6.322       358.07        793        69.0
761 - 780 ................      26         5,656,087         0.61         217,542      7.477       353.45        772        76.2
741 - 760 ................      28         5,996,382         0.65         214,156      7.313       357.63        750        79.2
721 - 740 ................      55        10,012,745         1.09         182,050      7.643       356.58        730        80.3
701 - 720 ................      96        19,741,062         2.14         205,636      7.444       356.45        709        82.2
681 - 700 ................     191        41,722,471         4.52         218,442      7.487       356.13        690        81.2
661 - 680 ................     367        73,226,501         7.94         199,527      7.661       355.80        670        80.8
641 - 660 ................     597       120,083,737        13.02         201,145      7.498       356.15        650        80.1
621 - 640 ................     763       139,183,041        15.09         182,416      7.722       356.65        630        80.3
601 - 620 ................     805       138,985,849        15.07         172,653      7.784       356.22        611        80.1
581 - 600 ................     735       113,079,867        12.26         153,850      7.929       356.56        590        79.1
561 - 580 ................     538        88,303,813         9.57         164,133      8.244       356.28        570        78.3
541 - 560 ................     465        71,064,111         7.70         152,826      8.416       355.72        550        76.0
521 - 540 ................     404        58,329,138         6.32         144,379      8.783       356.05        530        74.9
501 - 520 ................     225        32,671,973         3.54         145,209      9.028       357.70        511        71.9
500 or Less ..............      12         1,757,258         0.19         146,438      9.196       358.19        500        68.2
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

__________________
(1)   The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

                                                                A-35

                                       CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CREDIT GRADE CATEGORY        LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-----------------------     --------    ------------    ------------    ---------    --------    ---------    --------    --------

A ........................   4,408      $769,843,508        83.47%      $ 174,647      7.852%      356.43        620        80.1%
A- .......................     246        48,181,047         5.22         195,858      8.252       356.21        579        76.9
B ........................     360        59,220,004         6.42         164,500      8.221       355.65        574        73.2
C ........................     189        29,614,107         3.21         156,688      8.341       356.16        573        70.5
C- .......................      97        13,150,415         1.43         135,571      8.137       352.19        584        72.3
D ........................      18         2,323,313         0.25         129,073      8.472       358.11        564        55.1
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                        PREPAYMENT PENALTY PERIOD FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
PREPAYMENT PENALTY PERIOD   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................   1,562      $267,069,788        28.96%      $ 170,979      8.241%      355.99        624        80.0%
12 .......................     218        49,585,703         5.38         227,457      7.720       353.48        621        78.8
13 .......................       2           607,500         0.07         303,750      8.340       358.00        734        81.8
24 .......................   1,695       315,270,495        34.18         186,000      7.707       357.81        612        78.7
30 .......................       4           786,433         0.09         196,608      8.083       357.29        592        88.0
36 .......................   1,164       175,661,220        19.05         150,912      7.947       356.64        605        78.7
60 .......................     673       113,351,254        12.29         168,427      7.783       353.52        599        77.7
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                         RANGE OF MONTHS TO NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                           WEIGHTED
                           AVERAGE                               PERCENT OF                         WEIGHTED    WEIGHTED  WEIGHTED
                            MONTHS                  AGGREGATE    AGGREGATE     AVERAGE   WEIGHTED    AVERAGE     AVERAGE  AVERAGE
                           TO NEXT     NUMBER OF    PRINCIPAL    PRINCIPAL     CURRENT    AVERAGE   REMAINING    CREDIT   LOAN-TO-
RANGE OF MONTHS TO NEXT   ADJUSTMENT   MORTGAGE      BALANCE      BALANCE     PRINCIPAL  MORTGAGE     TERM       BUREAU    VALUE
ADJUSTMENT DATE              DATE        LOANS     OUTSTANDING  OUTSTANDING    BALANCE     RATE     (MONTHS)   RISK SCORE  RATIO
-----------------------   ----------   ---------   ------------ -----------  ----------  --------   ---------  ---------- --------

0 - 6..................         5            105   $ 24,543,120     3.52%    $ 233,744     7.804%      355.25     617       79.9%
7 - 12.................        10              1        208,194     0.03       208,194     5.850       346.00     664       80.0
13 - 18................        17            207     38,211,914     5.47       184,599     7.131       353.37     634       82.5
19 - 24................        23          1,702    328,198,470    47.02       192,831     7.883       358.56     614       78.7
25 - 31................        30            356     59,952,453     8.59       168,406     7.555       354.01     631       83.1
32 - 37................        35          1,516    246,608,542    35.33       162,671     8.202       358.75     612       79.2
38 or Greater..........        58              1        265,518     0.04       265,518     6.500       358.00     636       43.7
                                       ---------   ------------ -----------
   Total/Avg./Wtd. Avg.                    3,888   $697,988,210   100.00%
                                       =========   ============ ===========

                                                                A-36

                                      GROSS MARGINS FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
                            MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RANGE OF GROSS MARGINS (%)   LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

2.001 - 3.000 ............       7      $  2,078,428         0.30%      $ 296,918      7.011%      358.76        591        76.0%
3.001 - 4.000 ............      15         3,030,249         0.43         202,017      7.103       358.30        577        73.3
4.001 - 5.000 ............      89        17,738,579         2.54         199,310      6.868       358.30        613        71.1
5.001 - 6.000 ............     969       186,286,988        26.69         192,247      7.362       358.13        612        75.5
6.001 - 7.000 ............   1,202       229,585,380        32.89         191,003      7.637       357.74        628        79.5
7.001 - 8.000 ............   1,090       179,019,180        25.65         164,238      8.386       357.67        616        81.9
8.001 - 9.000 ............     426        68,853,483         9.86         161,628      9.167       357.65        598        84.8
9.001 - 10.000 ...........      69         9,291,337         1.33         134,657      9.822       357.26        586        88.8
10.001 - 11.000 ..........      18         1,780,786         0.26          98,933     10.847       357.62        569        89.3
11.001 - 12.000 ..........       3           323,801         0.05         107,934     11.967       358.27        547        90.9
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

___________________
(1)   The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date was
      approximately 6.759%.

                                  MAXIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MAXIMUM MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------  --------    ------------    ------------    ---------    --------    ---------    --------    --------

10.501 - 11.000 ..........       1      $    373,261         0.05%      $ 373,261      5.000%      354.00        776        80.0%
11.001 - 11.500 ..........       2           574,019         0.08         287,009      4.375       356.52        615        97.5
11.501 - 12.000 ..........      13         3,154,914         0.45         242,686      5.809       355.70        654        73.9
12.001 - 12.500 ..........      36         8,517,777         1.22         236,605      5.957       356.59        647        69.6
12.501 - 13.000 ..........     115        27,904,822         4.00         242,651      6.297       356.83        642        76.0
13.001 - 13.500 ..........     218        48,164,813         6.90         220,940      6.610       357.20        635        77.0
13.501 - 14.000 ..........     495       111,345,002        15.95         224,939      6.975       357.56        628        77.2
14.001 - 14.500 ..........     564       109,619,356        15.71         194,361      7.436       357.89        621        77.6
14.501 - 15.000 ..........     735       133,849,383        19.18         182,108      7.896       358.10        621        80.0
15.001 - 15.500 ..........     505        83,069,954        11.90         164,495      8.374       358.11        608        80.2
15.501 - 16.000 ..........     496        77,805,070        11.15         156,865      8.832       358.36        605        81.8
16.001 - 16.500 ..........     240        36,589,590         5.24         152,457      9.343       357.90        589        84.2
16.501 - 17.000 ..........     221        29,546,402         4.23         133,694      9.809       358.14        587        83.4
17.001 - 17.500 ..........      93        10,694,570         1.53         114,995     10.325       357.76        577        85.9
17.501 - 18.000 ..........      72         7,285,069         1.04         101,182     10.794       357.29        567        85.1
18.001 - 18.500 ..........      44         5,908,540         0.85         134,285     11.281       358.25        572        86.7
18.501 - 19.000 ..........      28         2,497,094         0.36          89,182     11.823       354.99        554        84.1
19.001 - 19.500 ..........       8           839,187         0.12         104,898     12.321       359.00        550        90.7
Greater than 19.500 ......       2           249,388         0.04         124,694     13.625       355.44        539        93.2
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

___________________
(1)   The weighted average Maximum Mortgage Rate for the Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 14.792%.

                                                                A-37

                                 INITIAL PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INITIAL PERIODIC RATE CAP   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(%)                          LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................      97      $ 24,598,113         3.52%      $ 253,589      7.660%      358.26        617        80.1%
1.500 ....................   3,144       556,907,242        79.79         177,133      7.934       357.89        616        79.9
2.000 ....................      32         6,234,903         0.89         194,841      7.536       357.17        626        77.3
3.000 ....................     613       109,421,004        15.68         178,501      7.941       357.47        614        77.6
6.000 ....................       2           826,948         0.12         413,474      8.380       358.00        656        71.8
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Initial Periodic Rate Cap for the Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 1.727%.

                               SUBSEQUENT PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
SUBSEQUENT PERIODIC RATE    MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
CAP (%)                      LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

1.000 ....................     629      $121,156,811        17.36%      $ 192,618      7.868%      357.57        616        78.0%
1.500 ....................   3,255       575,850,047        82.50         176,912      7.935       357.89        616        79.8
2.000 ....................       4           981,352         0.14         245,338      7.446       356.53        614        79.1
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 1.414%.

                                  MINIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
RANGE OF MINIMUM MORTGAGE   MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

4.001 - 5.000 ............       5      $  1,317,941         0.19%      $ 263,588      5.054%      354.93        687        87.6%
5.001 - 6.000 ............      96        24,303,365         3.48         253,160      5.908       356.50        637        72.7
6.001 - 7.000 ............     637       149,867,313        21.47         235,271      6.735       357.40        633        77.3
7.001 - 8.000 ............   1,313       243,606,222        34.90         185,534      7.587       357.99        623        78.7
8.001 - 9.000 ............   1,075       177,353,037        25.41         164,980      8.550       358.17        608        80.5
9.001 - 10.000 ...........     502        72,383,428        10.37         144,190      9.515       357.98        587        83.8
Greater than 10.000 ......     260        29,156,904         4.18         112,142     10.858       357.56        570        85.9
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

__________________
(1)   The weighted average Minimum Mortgage Rate for the Adjustable Rate
      Mortgage Loans in the Statistical Calculation Pool as of the Cut-off Date
      was approximately 7.901%.

                                                                A-38

                                   NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                                             IN THE STATISTICAL CALCULATION POOL(1)

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
NEXT ADJUSTMENT DATE        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
RATES (%)                    LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

March 2006 ...............       3      $    404,760         0.06%      $ 134,920      7.140%      351.62        612        90.3%
April 2006 ...............       4           209,694         0.03          52,423     10.567       296.98        664        82.2
May 2006 .................       6           510,374         0.07          85,062     10.434       283.86        668        67.7
June 2006 ................       6           842,989         0.12         140,498      7.990       345.46        603        80.0
July 2006 ................      81        21,310,914         3.05         263,098      7.800       358.16        617        79.4
August 2006 ..............       5         1,264,390         0.18         252,878      6.437       352.28        602        89.7
December 2006 ............       1           208,194         0.03         208,194      5.850       346.00        664        80.0
March 2007 ...............       1            43,750         0.01          43,750      8.250       349.00        717       100.0
May 2007 .................       5           636,298         0.09         127,260      8.037       351.00        568        84.9
June 2007 ................      15         3,072,561         0.44         204,837      7.786       352.16        626        83.2
July 2007 ................      92        16,253,044         2.33         176,664      7.174       353.00        628        83.1
August 2007 ..............      94        18,206,260         2.61         193,684      6.949       354.00        643        81.7
September 2007 ...........      56        12,575,717         1.80         224,566      7.128       355.01        634        83.8
October 2007 .............       9         1,513,749         0.22         168,194      7.554       356.12        607        80.7
November 2007 ............      64        11,062,801         1.58         172,856      7.478       357.13        610        78.1
December 2007 ............     382        71,355,093        10.22         186,793      7.854       358.02        617        77.8
January 2008 .............   1,186       230,716,246        33.05         194,533      7.952       359.00        613        78.7
February 2008 ............       5           974,864         0.14         194,973      8.422       360.00        610        80.0
March 2008 ...............       1            94,500         0.01          94,500      7.975       349.00        610        90.0
May 2008 .................       1           192,482         0.03         192,482      8.816       351.00        575        45.5
June 2008 ................       4           416,315         0.06         104,079      7.850       352.00        638        79.9
July 2008 ................      82        13,991,291         2.00         170,626      7.781       353.00        634        84.0
August 2008 ..............     184        28,947,182         4.15         157,322      7.494       354.00        626        82.3
September 2008 ...........      84        16,310,682         2.34         194,175      7.443       355.00        639        84.3
October 2008 .............      13         3,404,513         0.49         261,886      7.322       356.00        647        89.5
November 2008 ............      34         5,882,796         0.84         173,023      7.891       357.03        611        80.7
December 2008 ............     240        40,573,270         5.81         169,055      8.253       358.03        620        79.3
January 2009 .............   1,229       196,747,962        28.19         160,088      8.216       359.00        609        78.9
December 2010 ............       1           265,518         0.04         265,518      6.500       358.00        636        43.7
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   3,888      $697,988,210       100.00%
                            ========    ============    ============

_______________
(1)   The weighted average Next Adjustment Date for the Adjustable Rate Mortgage
      Loans in the Statistical Calculation Pool as of the Cut-off Date is April
      2008.

                                           INTEREST ONLY PERIOD FOR THE MORTGAGE LOANS
                                               IN THE STATISTICAL CALCULATION POOL

                                                                                                              WEIGHTED
                                                         PERCENT OF                              WEIGHTED     AVERAGE     WEIGHTED
                             NUMBER      AGGREGATE       AGGREGATE       AVERAGE     WEIGHTED     AVERAGE      CREDIT     AVERAGE
                               OF        PRINCIPAL       PRINCIPAL       CURRENT     AVERAGE     REMAINING     BUREAU     LOAN-TO-
INTEREST ONLY PERIOD        MORTGAGE      BALANCE         BALANCE       PRINCIPAL    MORTGAGE      TERM         RISK       VALUE
(MONTHS)                     LOANS      OUTSTANDING     OUTSTANDING      BALANCE       RATE      (MONTHS)      SCORE       RATIO
-------------------------   --------    ------------    ------------    ---------    --------    ---------    --------    --------

0 ........................   4,202      $648,387,327        70.30%      $ 154,304      8.080%      355.51        603        78.4%
24 .......................     487       126,444,341        13.71         259,639      7.483       358.30        639        80.2
36 .......................     325        75,356,148         8.17         231,865      7.669       358.04        643        80.8
60 .......................     304        72,144,577         7.82         237,318      7.486       358.02        631        79.9
                            --------    ------------    ------------
     Total/Avg./Wtd. Avg .   5,318      $922,332,393       100.00%
                            ========    ============    ============

                                                                A-39